As filed with the Securities and Exchange Commission on September 26, 2005

                                       Securities Act File No.________________
                               Investment Company Act File No.________________
------------------------------------------------------------------------------
                                 United States
                      Securities and Exchange Commission
                            Washington, D.C. 20549
                            ---------------------
                                   FORM N-2
                            ----------------------

            [X] Registration Statement under the Securities Act of 1933
                     [ ] Pre-Effective Amendment No.
                     [ ] Post-Effective Amendment No.
                                    and/or
            [X] Registration Statement under the Investment Company Act of 1940
                     [ ] Amendment No.

               FIDUCIARY/CLAYMORE ENERGY AND INFRASTRUCTURE FUND
              (Exact Name of Registrant as Specified in Charter)
                            ----------------------

                           2455 Corporate West Drive
                             Lisle, Illinois 60532

                   (Address of Principal Executive Offices)

      Registrant's Telephone Number, Including Area Code: (630) 505-3736

                               Nicholas Dalmaso
                            Claymore Advisors, LLC
                           2455 Corporate West Drive
                             Lisle, Illinois 60532

                    (Name and Address of Agent for Service)
                            ----------------------
                                  Copies to:

           Thomas A. Hale and Charles B. Taylor
         Skadden, Arps, Slate, Meagher & Flom LLP
                    333 W. Wacker Drive
                  Chicago, Illinois 60606

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box.

It is proposed that this filing will become effective (check appropriate box):

[ ] When declared effective pursuant to section 8(c).

If appropriate, check the following box:

     [ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

     [ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ?.

                        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
----------------------- --------------------- -------------------- --------------------- --------------------
    Title of Being                                                                              Amount of
      Registered            Amount Being       Offering Price Per        Aggregate            Registration
      Securities             Registered               Share          Offering Price (1)            Fee
----------------------- --------------------- -------------------- --------------------- --------------------
 Common Shares, $0.01      50,000 Shares            $20.00              $1,000,000             $117.70
      par value
----------------------- --------------------- -------------------- --------------------- --------------------

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(1) Estimated solely for the purpose of calculating the registration fee.


The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

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The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
------------------------------------------------------------------------------
                             Subject to Completion
                Preliminary Prospectus dated September 26, 2005

PROSPECTUS
----------

[FIDUCIARY LOGO]                                              [CLAYMORE(R) LOGO]
                                                 Shares
               Fiduciary/Claymore Energy and Infrastructure Fund

                                 Common Shares
                               $20.00 per Share
                                 -------------

         Investment Objective. The Fund's investment objective is to provide a high level of total return, consisting of dividends and other income and capital appreciation. There can be no assurance that the Fund's investment objective will be achieved.

         Investment Strategy. Under normal market conditions, the Fund will invest at least 80% of its total assets in equity and equity-related securities and instruments issued by Energy Companies or Infrastructure Companies (each as defined in this Prospectus). The Fund anticipates investing a substantial portion of its total assets in Energy Companies and Infrastructure Companies involved in the the North American energy infrastructure network, which includes operations related to the generation, transmission, and distribution of energy. The Fund will supplement its income by writing (selling) call options on a portion of its portfolio securities. Energy Companies include energy-related master limited partnerships and limited liability companies taxed as partnerships (collectively "MLPs"), and the Fund may invest up to 25% of its total assets in equity securities of MLPs. The Fund may invest up to 20% of its total assets in non-convertible debt securities, including debt securities rated below investment grade. The Fund may invest up to 40% of its total assets in unregistered or otherwise restricted securities, including up to 20% of its total assets in securities issued by non-public companies. [In pursuit of its investment objective, the Fund will seek to manage its investments so that a portion of its distributions to shareholders qualify as tax-advantaged "qualified dividend income" for U.S. federal income tax purposes].

         Substantially all of the Fund's investments in publicly-traded common stocks of Energy Companies and Infrastructure Companies will be issued by U.S. corporations or will be U.S. dollar-denominated securities of foreign issuers, in each case traded on a U.S. securities exchange. On an ongoing and consistent basis, the Fund will write (sell) covered call options on a substantial portion of the publicly-traded common stocks held in the Fund's portfolio. The Fund will employ a dynamic covered call option strategy in which it will write (sell) call options against all or a portion of the publicly-traded common stocks held in the Fund's portfolio with strike prices and expiration dates that are collectively intended to provide risk/reward characteristics that are consistent with the Fund's investment objective.

         Investment Adviser and Sub-Adviser. The Fund's investment adviser is Claymore Advisors, LLC (the "Investment Adviser"). Fiduciary Asset Management, LLC (the "Sub-Adviser") serves as the Fund's investment sub-adviser and is responsible for the management of the Fund's portfolio of securities.

                                                 (continued on following page)

         Investing in the Fund's common shares involves certain risks that are described in the "Risks" section beginning on page [ ] of this prospectus.
                                 -------------

                                                                            Per Share         Total(1)
                                                                            ---------         --------
         Public offering price ..................................              $20.00            $
         Sales load(2)...........................................                $.90            $
         Estimated offering expenses(3)..........................                $.04            $
         Proceeds, after expenses, to the Fund(4)................              $19.06            $
                                                                                 (notes on following page)

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

    The common shares will be ready for delivery on or about        , 2005.
                                ---------------
                           Claymore Securities, Inc.
                                ---------------

                The date of this prospectus is        , 2005.

         (continued from previous page)

         Financial Leverage. The Fund may use financial leverage through the issuance of preferred shares of beneficial interest ("Preferred Shares"), commercial paper or notes and/or borrowing ("Borrowings," and collectively with any Preferred Shares, "Financial Leverage") in an aggregate amount up to ?% of the Fund's assets after such issuance and/or borrowing. The Fund currently intends to utilize Financial Leverage in an amount initially equal to approximately ?% of the Fund's assets (including the proceeds of such Financial Leverage) within three months following the completion of the offering of the common shares. Financial Leverage creates a greater risk of loss, as well as a potential for greater income and capital appreciation, for the common shares than if leverage is not used. The Fund's leveraging strategy may not be successful. See "Use of Financial Leverage."

         No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Common shares of closed-end funds frequently trade at prices lower than their net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their common shares in a relatively short period after the completion of the public offering. The Fund expects the common shares to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol "?."

         You should read this prospectus, which contains important information about the Fund that you should know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated , 2005, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page ? of this prospectus, by calling (800) 345-7999 or by writing the Fund, or you may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov). Free copies of the Fund's reports and its Statement of Additional Information will also be available from the Fund's web site at www.fiduciaryclaymore.com.

         The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

(notes from previous page)
-------------------


(1) The underwriters may also purchase up to an additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over allotments. If such option is exercised in full, the total Public Offering Price, Sales Load, estimated offering expenses and proceeds, after expenses, to
         the Fund will be $      , $      , $ and $     , respectively. See
         "Underwriting."

(2) The Fund has agreed to pay the underwriters $.00667 per common share as a partial reimbursement of their expenses incurred in connection with the offering. Separately, the Investment Adviser has agreed to
         pay from its own assets additional compensation to [        ]. In
         return, [       ] has agreed to provide, upon request, certain
         aftermarket support services. Additionally, the Investment Adviser (not the Fund) may pay certain other underwriters additional compensation.

(3) To the extent that aggregate offering expenses are less than $.04 per common share, up to .10% of the public offering price of the securities sold in this offering, up to such expense limit, will be paid to Claymore Securities, Inc. as reimbursement for the distribution services it provides to the Fund. Claymore Securities, Inc. is an affiliate of the Investment Adviser. See "Underwriting."

(4)      Total expenses of the common share offering paid by the Fund (which do not include the sales load, but including the $.00667 per common share reimbursement of underwriter expenses) are estimated to be
         $       , which represents $.04 per common share issued. The Investment
         Adviser has agreed to pay (i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load, but including the partial reimbursement of underwriter expenses) that exceed $.04 per common share.

                               TABLE OF CONTENTS



                                                                          Page

Prospectus Summary...........................................................
Summary of Fund Expenses.....................................................
The Fund ....................................................................
Use of Proceeds .............................................................
Investment Objective and Policies ...........................................
Use of Financial Leverage....................................................
Interest Rate Transactions...................................................
Risks .......................................................................
Management of the Fund ......................................................
Net Asset Value .............................................................
Distributions ...............................................................
Automatic Dividend Reinvestment Plan ........................................
Description of Capital Structure.............................................
Anti-Takeover and Other Provisions in the Fund's Governing Documents ........
Closed-End Fund Structure ...................................................
Repurchase of Common Shares; Conversion to Open-End Fund ....................
Taxation ....................................................................
Underwriting ................................................................
Custodian, Administrator, Transfer Agent and Dividend Disbursing Agent ......
Legal Matters ...............................................................
Additional Information ......................................................
Privacy Principals of the Fund ..............................................
Table of Contents of the Statement of Additional Information ................


                             ---------------------

         You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

-------------------------------------------------------------------------------
                              PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in the Fund's common shares. You should carefully read the more detailed information contained in this prospectus and the Statement of Additional Information, dated , 2005 (the "SAI"), especially the information set forth under the headings "Investment Objective and Policies" and "Risks."

The Fund ..............................      Fiduciary/Claymore Energy and
                                             Infrastructure Fund (the "Fund")
                                             is a newly organized,
                                             non-diversified, closed-end
                                             management investment company.
                                             The Fund's investment objective
                                             is to provide a high level of
                                             total return, consisting of
                                             dividends and other income and
                                             capital appreciation. The Fund's
                                             investment adviser is Claymore
                                             Advisors, LLC (the "Investment
                                             Adviser"). Fiduciary Asset
                                             Management, LLC (the
                                             "Sub-Adviser") serves as the
                                             Fund's investment sub-adviser and
                                             is responsible for the management
                                             of the Fund's portfolio of
                                             securities. Fiduciary Asset
                                             Management, LLC serves as
                                             investment adviser or portfolio
                                             supervisor to investment
                                             portfolios with approximately $?
                                             billion in assets which it
                                             managed or supervised as of ?,
                                             2005.

The Offering ..........................      The Fund is offering common
                                             shares of beneficial interest,
                                             par value $.01 per share, at
                                             $20.00 per share through a group
                                             of underwriters (the
                                             "Underwriters") led by______. The
                                             common shares of beneficial
                                             interest are called "Common
                                             Shares" in the rest of this
                                             prospectus. You must purchase at
                                             least 100 Common Shares ($2,000)
                                             in order to participate in the
                                             offering. The Fund has given the
                                             Underwriters an option to
                                             purchase up to    additional Common
                                             Shares to cover orders in excess
                                             of          Common Shares. See
                                             "Underwriting." Claymore
                                             Advisors, LLC has agreed to (i)
                                             pay all of the organizational
                                             costs of the Fund and (ii) pay
                                             all of the offering costs of the
                                             Fund (other than sales load, but
                                             including a partial reimbursement
                                             of underwriter expenses) that
                                             exceed $.04 per Common Share. To
                                             the extent that aggregate
                                             offering expenses are less than
                                             $.04 per Common Share, up to .10%
                                             of the public offering price of
                                             the securities sold in this
                                             offering, up to such expense
                                             limit, will be paid to Claymore
                                             Securities, Inc. as reimbursement
                                             for the distribution services it
                                             provides to the Fund. Claymore
                                             Securities, Inc. is an affiliate
                                             of the Investment Adviser. See
                                             "Underwriting."

Investment Objective and
     Policies .........................      The Fund's investment objective
                                             is to provide a high level of
                                             total return, consisting of
                                             dividends and other income and
                                             capital appreciation. To seek to
                                             achieve its investment objective,
                                             the Fund anticipates investing a
                                             substantial portion of its total
                                             assets in equity and
                                             equity-related securities of
                                             Energy Companies and
                                             Infrastructure Companies (each as
                                             defined below) involved in the
                                             development and maintenance of
                                             the North American energy
                                             infrastructure network, which
                                             includes operations related to
                                             the generation, transmission, and
                                             distribution of energy, and by
                                             writing (selling) call options on
                                             a portion of its portfolio
                                             securities. There can be no
                                             assurance that the Fund will
                                             achieve its investment objective.

Rationale for Investing in the Fund....      The Sub-Adviser believes that
                                             secular changes in the energy
                                             markets will lead to substantial
                                             growth in private and public
                                             market capital spending in North
                                             American energy infrastructure.
                                             Among the secular changes that
                                             are affecting the energy and
                                             infrastructure markets are:

                                                o     The U.S. infrastructure
                                                      system is getting older
                                                      as capital spending
                                                      growth from the public
                                                      and private sector has
                                                      decreased over the last
                                                      decade while economic
                                                      growth has resulted in
                                                      increased capacity
                                                      utilization.

                                                o     Future supplies of
                                                      energy are expected to
                                                      be negatively impacted
                                                      by the increasing
                                                      depletion rates of
                                                      conventional reserves,
                                                      the availability of
                                                      qualified labor,
                                                      restricted access to
                                                      promising supply regions
                                                      (such as ANWR), and
                                                      challenges associated
                                                      with unconventional
                                                      resources (such as tight
                                                      gas, coalbed methane,
                                                      oil sands, etc.).

                                                o     Higher energy prices
                                                      (which reduce energy
                                                      demand and raise
                                                      incentives to increase
                                                      exploration & production
                                                      spending), more
                                                      stringent environmental
                                                      regulations, and
                                                      advances in technology
                                                      are creating investment
                                                      opportunities.

                                                o     Government budget
                                                      constraints are likely
                                                      to force more
                                                      infrastructure capital
                                                      spending to come from
                                                      the private sector. The
                                                      increased focus by the
                                                      private sector on
                                                      improved profitability
                                                      and capital discipline
                                                      is expected to impact
                                                      the timing and magnitude
                                                      of future capital
                                                      spending.

                                              The Sub-Adviser believes that
                                             the Fund's investment strategy of
                                             investing a substantial portion
                                             of its total assets in equity and
                                             equity-related securities and
                                             instruments of Energy Companies
                                             and Infrastructure Companies
                                             positions the Fund to take
                                             advantage of the potential growth
                                             in the North American energy
                                             infastructure markets.
Portfolio Investment
Parameters............................       Under normal market conditions,
                                             the Fund will invest at least 80%
                                             of its total assets in equity and
                                             equity-related securities and
                                             instruments issued by Energy
                                             Companies or Infrastructure
                                             Companies.

                                             "Energy Companies" are companies
                                             engaged in the energy industry,
                                             including [publicly-traded]
                                             energy-related master limited
                                             partnerships and limited
                                             liability companies taxed as
                                             partnerships (collectively
                                             "MLPs"); MLP affiliates, and
                                             energy-related U.S. and Canadian
                                             royalty trusts and income trusts
                                             (collectively "royalty trusts"),
                                             and other companies that derive
                                             at least 50% of their revenues
                                             from operating assets used in, or
                                             providing energy-related services
                                             for, the exploration,
                                             development, production,
                                             gathering, transportation,
                                             processing, storing, refining,
                                             distribution, mining or marketing
                                             of natural gas, natural gas
                                             liquids (including propane),
                                             crude oil, refined petroleum
                                             products or coal.

                                             "Infrastructure Companies"
                                             include companies involved in the
                                             development and maintenance of
                                             "infrastructure assets"--assets
                                             that are the underlying
                                             foundation of basic services,
                                             facilities and institutions upon
                                             which the growth and development
                                             of a community depends--and
                                             include assets relating to the
                                             providing of energy distribution
                                             systems and pipelines,
                                             transportation corridors and
                                             facilities, communications
                                             networks, and essential goods and
                                             services that are fundamental to
                                             the health of the economy. The
                                             Fund intends to invest primarily
                                             in Infrastructure Companies
                                             involved the development and
                                             maintenance of the North American
                                             energy infrastructure network,
                                             which includes operations related
                                             to the generation, transmission,
                                             and distribution of energy. Such
                                             Infrastructure Companies include
                                             institutions involved with the
                                             conversion of natural resources
                                             to energy, and include oil and
                                             gas refiners, electric utilities,
                                             coal conversion and
                                             transportation, nuclear
                                             facilities, and water plants, and
                                             also include the upstream
                                             suppliers of equipment needed to
                                             develop, design, construct, and
                                             maintain facilities involved in
                                             energy generation, transmission,
                                             and distribution, including but
                                             not limited to raw materials,
                                             heavy machinery, engines,
                                             compressors, valves, pumps, and
                                             automation control.

                                             "Equity and equity-related
                                             securities and instruments"
                                             include common stocks, preferred
                                             stocks, convertible securities
                                             and hybrid securities.

                                             The Fund may invest up to 25% (or
                                             such higher amount as permitted
                                             by any applicable tax
                                             diversification rules) of its
                                             total assets in equity or debt
                                             securities of MLPs that are
                                             treated as publicly traded
                                             partnerships for federal income
                                             tax purposes. This limit does not
                                             apply to securities issued by MLP
                                             affiliates, such as I-shares or
                                             general partner interests, or
                                             indirect investments in MLPs,
                                             such as an investment in another
                                             issuer with investments in MLPs.

                                             The Fund may invest up to 40% of
                                             its total assets in unregistered
                                             or otherwise restricted
                                             securities, which may consist of
                                             equity securities of MLPs and
                                             other securities of public and
                                             non-public companies, provided
                                             that the Fund will not invest
                                             more than 20% of its total assets
                                             in restricted securities issued
                                             by non-public companies.

                                             The Fund may invest a total of up
                                             to 20% of its total in
                                             non-convertible debt securities,
                                             including debt securities rated
                                             below investment grade (that is,
                                             rated Ba or lower by Moody's
                                             Investors Service, Inc.
                                             ("Moody's"), BB or lower by
                                             Standard & Poor's Ratings Group
                                             ("S&P"), comparably rated by
                                             another statistical rating
                                             organization, or, if unrated, as
                                             determined by the Sub-Adviser to
                                             be of comparable credit quality).
                                             The Fund will typically purchase
                                             below investment grade securities
                                             which, at the time of
                                             acquisition, are rated at least
                                             B3 by Moody's, B- by S&P,
                                             comparably rated by another
                                             statistical rating organization,
                                             or, if unrated, determined by the
                                             Sub-Adviser to be of comparable
                                             credit quality. The Fund may
                                             invest in debt securities without
                                             regard for their maturity.

                                             The Fund may invest up to [15]%
                                             of its total assets in non-U.S.
                                             dollar denominated securities of
                                             foreign issuers.

                                             The Fund may invest up to 15% of
                                             its total assets in securities of
                                             royalty trusts.

                                             The Fund may invest up to 10% of
                                             its total assets in securities of
                                             other open- or closed-end
                                             investment companies that invest
                                             primarily in securities of the
                                             types in which the Fund may
                                             invest directly.

                                             The Fund will not invest more
                                             than 15% of its total assets in
                                             any single issuer.

                                             Unless specifically noted
                                             otherwise, the percentage
                                             limitations applicable to the
                                             Fund's portfolio described in
                                             this prospectus apply only at the
                                             time of investment. The Fund will
                                             invest primarily in companies
                                             located in North America, but may
                                             invest in companies located
                                             anywhere in the world. The Fund
                                             may invest in companies of any
                                             market capitalization.

                                             The Fund's investment objective
                                             is considered fundamental and may
                                             not be changed without the
                                             approval of the holders of the
                                             Common Shares (the "Common
                                             Shareholders"). Unless otherwise
                                             stated in this prospectus or the
                                             SAI, the remainder of the Fund's
                                             investment policies, including
                                             its investment strategy, are
                                             considered non-fundamental and
                                             may be changed by the Board of
                                             Trustees of the Fund (the "Board
                                             of Trustees") without Common
                                             Shareholder approval. The Fund
                                             will provide investors with at
                                             least 60 days' prior notice of
                                             any change in the Fund's
                                             investment strategy. The Fund
                                             cannot assure you that it will
                                             achieve its investment objective.
                                             See "The Fund's Investments" and
                                             "Risks" in this prospectus and
                                             "Investment Policies and
                                             Techniques" in the SAI.


Covered Call Option
  Strategy ............................      Substantially all of the Fund's
                                             investments in publicly-traded
                                             common stocks of Energy Companies
                                             and Infrastructure Companies will
                                             be issued by U.S. corporations or
                                             will be U.S. dollar-denominated
                                             securities of foreign issuers, in
                                             each case traded on a U.S.
                                             securities exchange. On an
                                             ongoing and consistent basis, the
                                             Fund will write (sell) covered
                                             call options on a substantial
                                             portion of the publicly-traded
                                             common stocks held in the Fund's
                                             portfolio. Common stocks will be
                                             selected by the Fund's
                                             sub-adviser utilizing a
                                             combination of its proprietary
                                             quantitative/qualitative
                                             selection criteria. The Fund will
                                             employ a dynamic covered call
                                             option strategy in which it will
                                             write (sell) call options against
                                             all or a portion of the
                                             publicly-traded common stocks
                                             held in the Fund's portfolio with
                                             strike prices and expiration
                                             dates that are collectively
                                             intended to provide risk/reward
                                             characteristics that are
                                             consistent with the Fund's
                                             investment objective.

                                             The extent of option writing
                                             activity will depend upon market
                                             conditions and the Sub-Adviser's
                                             ongoing assessment of the
                                             attractiveness of writing call
                                             options on the Fund's common
                                             stock holdings. The Fund seeks to
                                             produce a high level of current
                                             income and current gains
                                             primarily from the premium income
                                             it receives from writing
                                             (selling) call options, from
                                             dividends and other income
                                             received on the equity and
                                             equity-related securities held in
                                             the Fund's portfolio and, to a
                                             lesser extent, from capital
                                             appreciation in the value of
                                             common stocks underlying such
                                             covered call options. Writing
                                             covered call options involves a
                                             tradeoff between the option
                                             premiums received and reduced
                                             participation in potential future
                                             stock price appreciation. Based
                                             on the Sub-Adviser's dynamic
                                             option strategy and its
                                             evaluation of market conditions,
                                             the Fund may write covered call
                                             options on varying percentages of
                                             the Fund's common stock holdings
                                             and with varying option strike
                                             prices in relation to the market
                                             value of the underlying common
                                             stock.

Portfolio Contents ....................      Under normal market conditions,
                                             the Fund will invest in the
                                             following types of securities:

                                             Equity and Equity-Related
                                             Securities. Equity and
                                             equity-related securities in
                                             which the Fund may invest
                                             include:

                                                 Common Stocks. Common stocks
                                                 are shares of a corporation
                                                 or other entity that entitle
                                                 the holder to a pro rata
                                                 share of the profits of the
                                                 corporation, if any, without
                                                 preference over any other
                                                 class of securities,
                                                 including the company's debt
                                                 securities, preferred stock
                                                 and other senior equity
                                                 securities.

                                                 Preferred Stocks. Preferred
                                                 stock has a preference over
                                                 common stock in liquidation
                                                 (and generally as to
                                                 dividends as well), but is
                                                 subordinated to the
                                                 liabilities of the issuer in
                                                 all respects. The Fund's
                                                 Sub-Adviser believes that
                                                 preferred stock of certain
                                                 companies offers the
                                                 opportunity for capital
                                                 appreciation as well as
                                                 periodic income.

                                                 Convertible Securities. A
                                                 convertible security is a
                                                 preferred stock, debt
                                                 security, warrant or other
                                                 security that may be
                                                 converted into or exchanged
                                                 for a prescribed amount of
                                                 common stock or other
                                                 security of the same or a
                                                 different issuer or into cash
                                                 within a particular period of
                                                 time at a specified price or
                                                 formula. A convertible
                                                 security generally entitles
                                                 the holder to receive the
                                                 dividend or interest paid on
                                                 the security until the
                                                 convertible security matures
                                                 or is redeemed, converted or
                                                 exchanged. Before conversion,
                                                 convertible securities
                                                 generally have
                                                 characteristics similar to
                                                 both fixed income and equity
                                                 securities.

                                                 Hybrid Securities. "Hybrid"
                                                 securities and instruments,
                                                 such as stapled securities
                                                 and various income trust
                                                 units, include securities and
                                                 instruments under which the
                                                 issuers' obligations to pay
                                                 distributions on the
                                                 securities and instruments
                                                 may be linked to profits.
                                                 Stapled securities typically
                                                 consist of two or more
                                                 related securities that are
                                                 "stapled" together to trade
                                                 as one unit. Income trusts
                                                 are generally designed to
                                                 distribute, in a
                                                 tax-efficient manner, cash
                                                 flows from an operating
                                                 company to the holders of the
                                                 trust units. Income fund
                                                 units, stapled securities and
                                                 other "hybrid" securities are
                                                 treated as equity securities
                                                 in this prospectus.

                                             Master Limited Partnerships. MLPs
                                             are limited partnerships whose
                                             interests (limited partnership
                                             units) are traded on securities
                                             exchanges like shares of
                                             corporate stock. An MLP consists
                                             of a general partner and limited
                                             partners. The general partner
                                             manages the partnership, has an
                                             ownership stake in the
                                             partnership and is eligible to
                                             receive an incentive
                                             distribution. The limited
                                             partners provide capital to the
                                             partnership, have a limited (if
                                             any) role in the operation and
                                             management of the partnership and
                                             receive cash distributions.
                                             Currently, most MLPs operate in
                                             the energy, natural resources or
                                             real estate sectors. Equity
                                             securities issued by MLPs
                                             currently consist of common
                                             units, subordinated units and
                                             preferred units.

                                                   MLP Common Units. MLP
                                                   common units are typically
                                                   listed and traded on
                                                   national securities
                                                   exchanges and on the NASDAQ
                                                   National Market. The Fund
                                                   will typically purchase MLP
                                                   common units through open
                                                   market transactions, but
                                                   may also acquire MLP common
                                                   units through direct
                                                   placements. Holders of MLP
                                                   common units have limited
                                                   control and voting rights.
                                                   Holders of MLP common units
                                                   are entitled to receive
                                                   minimum quarterly
                                                   distributions, including
                                                   arrearage rights, from the
                                                   MLP.

                                                   MLP Subordinated Units. MLP
                                                   subordinated units are not
                                                   typically listed on an
                                                   exchange or publicly
                                                   traded. The Fund will
                                                   typically purchase MLP
                                                   subordinated units through
                                                   negotiated transactions
                                                   directly with affiliates of
                                                   MLPs and institutional
                                                   holders of such units or
                                                   will purchase newly-issued
                                                   subordinated units directly
                                                   from MLPs. Holders of MLP
                                                   subordinated units are
                                                   entitled to receive minimum
                                                   quarterly distributions
                                                   after payments to holders
                                                   of common units have been
                                                   satisfied and prior to
                                                   incentive distributions to
                                                   the general partner.

                                                   MLP Preferred Units. MLP
                                                   preferred units are
                                                   typically not listed on an
                                                   exchange or publicly
                                                   traded. The Fund will
                                                   typically purchase MLP
                                                   preferred units through
                                                   negotiated transactions
                                                   directly with MLPs,
                                                   affiliates of MLPs and
                                                   institutional holders of
                                                   such units. Holders of MLP
                                                   preferred units can be
                                                   entitled to a wide range of
                                                   voting and other rights,
                                                   depending on the structure
                                                   of each separate security.

                                                   General Partner Interests.
                                                   General partner interests
                                                   of MLPs are typically
                                                   retained by the original
                                                   sponsors of an MLP, such as
                                                   its founders, corporate
                                                   partners and entities that
                                                   sell assets to the MLP. A
                                                   holder of general partner
                                                   interests can be liable in
                                                   certain circumstances for
                                                   amounts greater than the
                                                   amount of the holder's
                                                   investment in the general
                                                   partner interest. General
                                                   partner interests often
                                                   confer direct board
                                                   participation rights in,
                                                   and in many cases control
                                                   over, the operations of the
                                                   MLP. General partner
                                                   interests typically are not
                                                   publicly traded, but may be
                                                   owned by publicly traded
                                                   entities.

                                             I-Shares. I-Shares represent an
                                             ownership interest issued by an
                                             MLP Affiliate. The MLP Affiliate
                                             uses the proceeds from the sale
                                             of I-Shares to purchase limited
                                             partnership interests in the MLP
                                             in the form of I-units. Thus,
                                             I-Shares represent an indirect
                                             interest in MLP limited
                                             partnership interest. I-units
                                             have similar features as MLP
                                             common units in terms of voting
                                             rights, liquidation preference
                                             and distribution. I-Shares
                                             themselves have limited voting
                                             rights and are similar in that
                                             respect to MLP common units.
                                             I-Shares differ from MLP common
                                             units primarily in that instead
                                             of receiving cash distributions,
                                             holders of I-Shares will receive
                                             distributions of additional
                                             I-Shares in an amount equal to
                                             the cash distributions received
                                             by common unit holders. I-Shares
                                             are traded on the NYSE or the
                                             AMEX. In addition to I-Shares,
                                             the Fund may also purchase equity
                                             securities of MLP Affiliates,
                                             including the general partners of
                                             MLPs.

                                             Restricted Securities. The Fund
                                             may invest up to 40% of its total
                                             assets in unregistered or
                                             otherwise restricted securities.
                                             "Restricted securities" are
                                             securities that are unregistered,
                                             held by control persons of the
                                             issuer or are subject to
                                             contractual restrictions on
                                             resale. The Fund will typically
                                             acquire restricted securities in
                                             directly negotiated transactions.
                                             In connection with its
                                             investments in restricted
                                             securities generally, the Fund
                                             may invest up to 20% of its total
                                             assets in restricted securities
                                             issued by non-public companies.

                                             Debt Securities. The Fund may
                                             invest a total of up to 20% of
                                             its total assets in
                                             non-convertible debt securities,
                                             including debt securities rated
                                             below investment grade (that is,
                                             rated Ba or lower by Moody's, BB
                                             or lower by S&P, comparably rated
                                             by another statistical rating
                                             organization, or, if unrated, as
                                             determined by the Sub-Adviser to
                                             be of comparable credit quality).
                                             The Fund will typically purchase
                                             below investment grade securities
                                             which, at the time of
                                             acquisition, are rated at least
                                             B3 by Moody's, B- by S&P,
                                             comparably rated by another
                                             statistical rating organization,
                                             or, if unrated, determined by the
                                             Sub-Adviser to be of comparable
                                             credit quality.

                                             Foreign Securities. While the
                                             Fund will invest substantially
                                             all of its total assets in equity
                                             and equity-related securities of
                                             U.S. corporations or U.S.
                                             dollar-denominated securities of
                                             foreign issuers, in each case
                                             traded on a U.S. securities
                                             exchange, the Fund may also
                                             invest up to [15]% of its total
                                             assets in non-U.S. dollar
                                             denominated securities of foreign
                                             issuers.

                                             Royalty Trusts. The Fund may
                                             invest in royalty trusts. Royalty
                                             trusts are publicly traded
                                             investment vehicles that gather
                                             income on royalties and pay out
                                             almost all cash flows to
                                             shareholders as distributions.
                                             Royalty trusts typically have no
                                             physical operations and no
                                             management or employees.
                                             Typically royalty trusts own the
                                             rights to royalties on the
                                             production and sales of a natural
                                             resource, including oil, gas,
                                             minerals and timber. Royalty
                                             trusts are, in some respects,
                                             similar to certain MLPs and
                                             include risks similar to those of
                                             MLPs.

                                             Temporary Defensive Investments.
                                             The Fund may, for temporary
                                             defensive purposes, hold a
                                             substantial percentage of the
                                             Fund's assets in cash reserves
                                             (short-term money market
                                             instruments), during times in
                                             which investment risks in the
                                             equity markets appear substantial
                                             and/or option premiums are, in
                                             the opinion of the Sub-Adviser,
                                             very small and unattractive.

Other Investment Practices ............      Strategic Transactions. The Fund
                                             may, but is not required to, use
                                             various strategic transactions in
                                             futures, options and other
                                             derivatives contracts (other than
                                             as described in connection with
                                             its option writing strategy) for
                                             purposes such as seeking to earn
                                             income, facilitating portfolio
                                             management and mitigating risks.
                                             Such strategic transactions are
                                             generally accepted under modern
                                             portfolio management and are
                                             regularly used by many mutual
                                             funds and other institutional
                                             investors.

Use of Financial Leverage .............      The Fund may seek to enhance the
                                             level of the Fund's current
                                             income through the use of
                                             financial leverage. The Fund may
                                             leverage through the issuance of
                                             preferred shares ("Preferred
                                             Shares") and/or through the
                                             issuance of commercial paper or
                                             notes and/or other borrowing
                                             ("Borrowings," and collectively
                                             with any Preferred Shares,
                                             "Financial Leverage"). Under
                                             current market conditions, the
                                             Fund intends to utilize Financial
                                             Leverage in an amount initially
                                             equal to approximately ?% of the
                                             _ Fund's total assets (including
                                             the proceeds of Financial
                                             Leverage) within approximately
                                             three months following the
                                             completion of this offering of
                                             the Common Shares. The Fund
                                             expects that any Financial
                                             Leverage will, if rated, be rated
                                             in the highest rating category by
                                             one or more national rating
                                             agencies and will have short-term
                                             interest or dividend rates, which
                                             are expected, under current
                                             market conditions, to be lower
                                             than the yields and potential
                                             total returns on the additional
                                             portfolio securities that the
                                             Fund would purchase with the
                                             proceeds of the Financial
                                             Leverage. So long as the net rate
                                             of return on the Fund's
                                             investments purchased with the
                                             proceeds of the Financial
                                             Leverage exceeds the interest or
                                             dividend rate payable on the
                                             Financial Leverage, such excess
                                             earnings will be available to pay
                                             higher dividends to holders of
                                             the Fund's Common Shares.

                                             The use of Financial Leverage
                                             creates an opportunity for
                                             increased income and capital
                                             appreciation for holders of the
                                             Common Shares, but also involves
                                             special risks, including the
                                             likelihood of greater volatility
                                             in the net asset value and market
                                             price of the Common Shares.
                                             During periods in which the Fund
                                             is using Financial Leverage, the
                                             fees received by the Investment
                                             Adviser and the Sub-Adviser will
                                             be higher than if the Fund did
                                             not use Financial Leverage
                                             because the fees paid will be
                                             calculated based on the Fund's
                                             managed assets (as defined
                                             herein). There is no assurance
                                             that the Fund will utilize
                                             Financial Leverage or, if
                                             Financial Leverage is utilized,
                                             that it will be successful in
                                             enhancing the level of the Fund's
                                             current income.

Interest Rate Transactions.............      In connection with the Fund's
                                             anticipated use of Financial
                                             Leverage, the Fund may seek to
                                             hedge the interest rate risks
                                             associated with the Financial
                                             Leverage through interest rate
                                             swaps, caps or other derivative
                                             transactions. These transactions
                                             involve investment techniques and
                                             risks different from those
                                             associated with portfolio
                                             transactions in securities of
                                             Energy Companies and
                                             Infrastructure Companies. There
                                             is no assurance that any interest
                                             rate hedging transactions, if
                                             undertaken, will be successful
                                             and such transactions may
                                             adversely effect the Fund's
                                             achievement of its investment
                                             objectives.

Management of the Fund.................      Claymore Advisors, LLC, a
                                             registered investment adviser,
                                             serves as the Fund's investment
                                             adviser, pursuant to an
                                             investment advisory agreement
                                             with the Fund. As compensation
                                             for its services, the Fund pays
                                             Claymore Advisors, LLC a fee,
                                             payable monthly, in an annual
                                             amount equal to _% of the Fund's
                                             average daily Managed Assets (as
                                             defined herein).

                                             Claymore Advisors, LLC acts as
                                             investment adviser to _ other
                                             recently organized closed-end
                                             investment companies. Claymore
                                             Securities, Inc., an affiliate of
                                             the Investment Adviser and one of
                                             the Underwriters, acts as
                                             servicing agent to various
                                             investment companies and
                                             specializes in the creation,
                                             development and distribution of
                                             investment solutions for advisers
                                             and their valued clients.

                                             Fiduciary Asset Management, LLC
                                             serves as the Fund's sub-adviser,
                                             pursuant to a sub-advisory
                                             agreement with the Fund and the
                                             Investment Adviser. As
                                             compensation for its services,
                                             the Investment Adviser pays
                                             Fiduciary Asset Management, LLC a
                                             fee, payable monthly, in a
                                             maximum annual amount equal to _%
                                             of the Fund's average daily
                                             Managed Assets (as defined
                                             herein).

                                             Fiduciary Asset Management, LLC
                                             is a Missouri limited liability
                                             company and a registered
                                             investment adviser, which manages
                                             a broad range of equity and fixed
                                             income strategies for
                                             institutional and private wealth
                                             clients. Founded in 1994,
                                             Fiduciary Asset Management, LLC
                                             serves as investment adviser or
                                             portfolio supervisor to
                                             investment portfolios with
                                             approximately $_ billion of
                                             assets, which it managed or
                                             supervised as of _, 2005,
                                             including three other closed-end
                                             funds, one of which focuses its
                                             investments in a covered call
                                             strategy.

Distributions..........................      The Fund intends to pay
                                             substantially all of its net
                                             investment income to Common
                                             Shareholders through
                                             [monthly/quarterly]
                                             distributions. In addition, the
                                             Fund intends to distribute any
                                             net long-term capital gains to
                                             Common Shareholders as long-term
                                             capital gain dividends at least
                                             annually. See "Distributions."

                                             If you will be holding the Common
                                             Shares in your own name or if you
                                             hold your Common Shares with a
                                             brokerage firm that participates
                                             in the Fund's Dividend
                                             Reinvestment Plan (the "Plan"),
                                             unless you elect to receive cash,
                                             all dividends and distributions
                                             that are declared by the Fund
                                             will be automatically reinvested
                                             in additional Common Shares of
                                             the Fund pursuant to the Plan. If
                                             you hold your Common Shares with
                                             a brokerage firm that does not
                                             participate in the Plan, you will
                                             not be able to participate in the
                                             Plan and any dividend
                                             reinvestment may be effected on
                                             different terms than those
                                             described above. Consult your
                                             financial advisor for more
                                             information. See "Automatic
                                             Dividend Reinvestment Plan."

Listing and Symbol.....................      The Common Shares of the Fund are
                                             expected to be listed on the
                                             NYSE. The trading or "ticker"
                                             symbol of the Common Shares is
                                             expected to be " _."

Special Risk Considerations ...........      No History of Operations. The
                                             Fund is a newly organized,
                                             diversified, closed-end
                                             management investment company
                                             with no history of operations.

                                             Investment and Market Risk. An
                                             investment in the Fund is subject
                                             to investment risk, including the
                                             possible loss of the entire
                                             principal amount that you invest.
                                             An investment in the Common
                                             Shares of the Fund represents an
                                             indirect investment in the
                                             securities owned by the Fund. The
                                             value of those securities may
                                             fluctuate, sometimes rapidly and
                                             unpredictably. The value of the
                                             securities owned by the Fund will
                                             affect the value of the Common
                                             Shares. At any point in time,
                                             your Common Shares may be worth
                                             less than your original
                                             investment, including the
                                             reinvestment of Fund dividends
                                             and distributions.

                                             Equity and Equity-Related
                                             Securities Risks. A principal
                                             risk of investing in the Fund is
                                             equity risk, which is the risk
                                             that the securities held by the
                                             Fund will fall due to general
                                             market and economic conditions,
                                             perceptions regarding the
                                             industries in which the issuers
                                             of securities held by the Fund
                                             participate or factors relating
                                             to specific companies in which
                                             the Fund invests. For example, an
                                             adverse event, such as an
                                             unfavorable earnings report, may
                                             depress the value of equity
                                             securities of an issuer held by
                                             the Fund; the price of common
                                             stock of an issuer may be
                                             particularly sensitive to general
                                             movements in the stock market; or
                                             a drop in the stock market may
                                             depress the price of most or all
                                             of the common stocks and other
                                             equity securities held by the
                                             Fund.

                                                  Common Stock Risks. In
                                                  addition, common stock of an
                                                  issuer in the Fund's
                                                  portfolio may decline in
                                                  price if the issuer fails to
                                                  make anticipated dividend
                                                  payments because, among
                                                  other reasons, the issuer of
                                                  the security experiences a
                                                  decline in its financial
                                                  condition. Common equity
                                                  securities in which the Fund
                                                  will invest are structurally
                                                  subordinated to preferred
                                                  stocks, bonds and other debt
                                                  instruments in a company's
                                                  capital structure, in terms
                                                  of priority to corporate
                                                  income, and therefore will
                                                  be subject to greater
                                                  dividend risk than preferred
                                                  stocks or debt instruments
                                                  of such issuers. In
                                                  addition, while broad market
                                                  measures of common stocks
                                                  have historically generated
                                                  higher average returns than
                                                  fixed income securities,
                                                  common stocks have also
                                                  experienced significantly
                                                  more volatility in those
                                                  returns.

                                                  Preferred and Hybrid
                                                  Securities Risks. The Fund
                                                  may also invest in preferred
                                                  stock and hybrid securities,
                                                  which may have special
                                                  risks. Preferred and hybrid
                                                  securities may include
                                                  provisions that permit the
                                                  issuer, at its discretion,
                                                  to defer distributions for a
                                                  stated period without any
                                                  adverse consequences to the
                                                  issuer. If the Fund owns a
                                                  preferred or hybrid security
                                                  that is deferring its
                                                  distributions, the Fund may
                                                  be required to report income
                                                  for tax purposes even though
                                                  it has not yet received such
                                                  income. Some preferred and
                                                  hybrid securities are
                                                  non-cumulative, meaning that
                                                  the dividends do not
                                                  accumulate and need not ever
                                                  be paid. A portion of the
                                                  Fund's total assets may
                                                  include investments in
                                                  non-cumulative preferred or
                                                  hybrid securities, under
                                                  which the issuer does not
                                                  have an obligation to make
                                                  up any arrears to its
                                                  Stockholders. Should an
                                                  issuer of non-cumulative
                                                  preferred or hybrid
                                                  securities held by the Fund
                                                  determine not to pay
                                                  dividends on such a
                                                  security, the amount of
                                                  dividends the Fund pays may
                                                  be adversely affected. There
                                                  is no assurance that
                                                  dividends or distributions
                                                  on non-cumulative preferred
                                                  securities in which the Fund
                                                  invests will be declared or
                                                  otherwise made payable or
                                                  paid. Preferred and hybrid
                                                  securities are subordinated
                                                  to bonds and other debt
                                                  instruments in a company's
                                                  capital structure in terms
                                                  of priority to corporate
                                                  income and liquidation
                                                  payments and, therefore,
                                                  will be subject to greater
                                                  credit risk than more senior
                                                  debt instruments. Because
                                                  preferred stock and hybrids
                                                  are generally junior to debt
                                                  securities and other
                                                  obligations of the issuer,
                                                  deterioration in the credit
                                                  quality of the issuer will
                                                  cause greater changes in the
                                                  value of such instruments
                                                  than senior debt securities
                                                  with similarly stated yield
                                                  characteristics. Preferred
                                                  and hybrid securities may be
                                                  substantially less liquid
                                                  than many other securities,
                                                  such as common stocks or
                                                  U.S. government securities.
                                                  Generally, preferred and
                                                  hybrid security holders
                                                  (such as the Fund) have no
                                                  voting rights with respect
                                                  to the issuing company
                                                  unless preferred dividends
                                                  have been in arrears for a
                                                  specified number of periods,
                                                  at which time the security
                                                  holders generally may elect
                                                  a number of directors to the
                                                  issuer's board. Generally,
                                                  once all the arrears have
                                                  been paid, the security
                                                  holders no longer have
                                                  voting rights. In certain
                                                  varying circumstances, an
                                                  issuer of preferred or
                                                  hybrid securities may redeem
                                                  the securities prior to a
                                                  specified date. For
                                                  instance, for certain types
                                                  of preferred or hybrid
                                                  securities, a redemption may
                                                  be triggered by a change in
                                                  federal income tax or
                                                  securities laws. As with
                                                  call provisions, a
                                                  redemption by the issuer may
                                                  negatively impact the return
                                                  of the security held by the
                                                  Fund.

                                                  Covertible Securities Risks.
                                                  The Fund may invest in
                                                  convertible securities.
                                                  Convertible fixed income
                                                  securities generally offer
                                                  lower interest or dividend
                                                  yields than non-convertible
                                                  securities of similar
                                                  quality. As with all fixed
                                                  income securities, the
                                                  market values of convertible
                                                  securities tend to decline
                                                  as interest rates increase
                                                  and, conversely, to increase
                                                  as interest rates decline.
                                                  However, when the market
                                                  price of the common stock
                                                  underlying a convertible
                                                  security exceeds the
                                                  conversion price, the
                                                  convertible security tends
                                                  to reflect the market price
                                                  of the underlying common
                                                  stock. As the market price
                                                  of the underlying common
                                                  stock declines, the
                                                  convertible security tends
                                                  to trade increasingly on a
                                                  yield basis and thus may not
                                                  decline in price to the same
                                                  extent as the underlying
                                                  common stock. Convertible
                                                  securities rank senior to
                                                  common stocks in an issuer's
                                                  capital structure and
                                                  consequently entail less
                                                  risk than the issuer's
                                                  common stock. The Fund may
                                                  invest in convertible
                                                  securities of any maturity
                                                  and will determine whether
                                                  to hold, sell or convert any
                                                  security in which it has
                                                  invested depending upon the
                                                  Sub-Advisers' outlook for
                                                  the market value for such
                                                  security and the security
                                                  into which it converts.

                                             Concentration Risk. The Fund will
                                             invest a substantial portion of
                                             it assets in companies in the
                                             energy and infrastructure sectors
                                             of the economy. Such
                                             concentration may present more
                                             risks than if the Fund were
                                             broadly diversified over numerous
                                             industries and sectors of the
                                             economy. A downturn in the energy
                                             or infrastructure sectors of the
                                             economy could have a larger
                                             impact on the Fund than on an
                                             investment company that does not
                                             concentrate in such sectors. At
                                             times, the performance of
                                             securities of companies in the
                                             energy and infrastructure sectors
                                             of the economy may lag the
                                             performance of other sectors or
                                             the broader market as a whole.

                                             Energy Sector Risk. As a result
                                             of the Fund's investment in
                                             Energy Companies and
                                             Infrastructure Companies involved
                                             in energy infrastructure, the
                                             Fund will be more susceptible to
                                             adverse economic or regulatory
                                             occurrences affecting the energy
                                             sector. There are several risks
                                             associated with investments in
                                             companies operating in the energy
                                             sector, including the following:

                                                 Commodity Price Volatility
                                                 Risk. Companies operating in
                                                 the energy sector may be
                                                 affected by fluctuations in
                                                 the prices of energy
                                                 commodities, including, for
                                                 example, natural gas, natural
                                                 gas liquids, crude oil and
                                                 coal, in the short- and
                                                 long-term. Fluctuations in
                                                 energy commodity prices would
                                                 impact directly companies
                                                 that own such energy
                                                 commodities and could impact
                                                 indirectly companies that
                                                 engage in transportation,
                                                 storage, processing,
                                                 distribution or marketing of
                                                 such energy commodities.
                                                 Fluctuations in energy
                                                 commodity prices can result
                                                 from changes in general
                                                 economic conditions or
                                                 political circumstances
                                                 (especially of key energy
                                                 producing and consuming
                                                 countries); market
                                                 conditions; weather patterns;
                                                 domestic production levels;
                                                 volume of imports; energy
                                                 conservation; domestic and
                                                 foreign governmental
                                                 regulation; international
                                                 politics; policies of the
                                                 Organization of Petroleum
                                                 Exporting Countries ("OPEC");
                                                 taxation; tariffs; and the
                                                 availability and costs of
                                                 local, intrastate and
                                                 interstate transportation
                                                 methods. The energy sector as
                                                 a whole may also be impacted
                                                 by the perception that the
                                                 performance of energy sector
                                                 companies is directly linked
                                                 to commodity prices.

                                                 Supply and Demand Risk.
                                                 Companies operating in the
                                                 energy sector may be impacted
                                                 by the levels of supply and
                                                 demand for energy
                                                 commodities. Companies
                                                 operating in the energy
                                                 sector could be adversely
                                                 affected by reductions in the
                                                 supply of or demand for
                                                 energy commodities. The
                                                 volume of production of
                                                 energy commodities and the
                                                 volume of energy commodities
                                                 available for transportation,
                                                 storage, processing or
                                                 distribution could be
                                                 affected by a variety of
                                                 factors, including depletion
                                                 of resources; depressed
                                                 commodity prices;
                                                 catastrophic events; labor
                                                 relations; increased
                                                 environmental or other
                                                 governmental regulation;
                                                 equipment malfunctions and
                                                 maintenance difficulties;
                                                 import volumes; international
                                                 politics, policies of OPEC;
                                                 and increased competition
                                                 from alternative energy
                                                 sources. Alternatively, a
                                                 decline in demand for energy
                                                 commodities could result from
                                                 factors such as adverse
                                                 economic conditions
                                                 (especially in key
                                                 energy-consuming countries);
                                                 increased taxation; increased
                                                 environmental or other
                                                 governmental regulation;
                                                 increased fuel economy;
                                                 increased energy conservation
                                                 or use of alternative energy
                                                 sources; or increased
                                                 commodity prices.

                                                 Depletion Risk. Energy
                                                 Companies engaged in the
                                                 exploration, development,
                                                 management or production of
                                                 energy commodities face the
                                                 risk that commodity reserves
                                                 are depleted over time. Such
                                                 companies seek to increase
                                                 their reserves through
                                                 expansion of their current
                                                 businesses, acquisitions,
                                                 further development of their
                                                 existing sources of energy
                                                 commodities, exploration of
                                                 new sources of energy
                                                 commodities or by entering
                                                 into long-term contracts for
                                                 additional reserves; however,
                                                 there are risks associated
                                                 with each of these potential
                                                 strategies. If such companies
                                                 fail to acquire additional
                                                 reserves in a cost-effective
                                                 manner and at a rate at least
                                                 equal to the rate at which
                                                 their existing reserves
                                                 decline, their financial
                                                 performance may suffer.
                                                 Additionally, failure to
                                                 replenish reserves could
                                                 reduce the amount and affect
                                                 the tax characterization of
                                                 the distributions paid by
                                                 such companies.

                                                 Regulatory Risk. The energy
                                                 sector is highly regulated.
                                                 Companies operating in the
                                                 energy sector are subject to
                                                 significant regulation of
                                                 nearly every aspect of their
                                                 operations by federal, state
                                                 and local governmental
                                                 agencies. Examples of
                                                 governmental regulations
                                                 which impact companies
                                                 operating in the energy
                                                 sector include regulation of
                                                 the construction, maintenance
                                                 and operation of facilities,
                                                 environmental regulation,
                                                 safety regulation, labor
                                                 regulation, trade regulation
                                                 and the regulation of the
                                                 prices charged for products
                                                 and services. Compliance with
                                                 these regulations is enforced
                                                 by numerous governmental
                                                 agencies and authorities
                                                 through administrative, civil
                                                 and criminal penalties.
                                                 Stricter laws or regulations
                                                 or stricter enforcement
                                                 policies with respect to
                                                 existing regulations would
                                                 likely increase the costs of
                                                 regulatory compliance and
                                                 could have an adverse effect
                                                 on the financial performance
                                                 of companies operating in the
                                                 energy sector.

                                                 Acquisition Risk. Energy
                                                 sector MLPs owned by the Fund
                                                 may depend on their ability
                                                 to make acquisitions that
                                                 increase adjusted operating
                                                 surplus per unit in order to
                                                 increase distributions to
                                                 unit holders. The ability of
                                                 such MLPs to make future
                                                 acquisitions is dependent on
                                                 their ability to identify
                                                 suitable targets, negotiate
                                                 favorable purchase contracts,
                                                 obtain acceptable financing
                                                 and outbid competing
                                                 potential acquirers. To the
                                                 extent that such MLPs are
                                                 unable to make future
                                                 acquisitions, or such future
                                                 acquisitions fail to increase
                                                 the adjusted operating
                                                 surplus per unit, their
                                                 growth and ability to make
                                                 distributions to unit holders
                                                 will be limited. There are
                                                 risks inherent in any
                                                 acquisition, including
                                                 erroneous assumptions
                                                 regarding revenues,
                                                 acquisition expenses,
                                                 operating expenses, cost
                                                 savings and synergies;
                                                 assumption of liabilities;
                                                 indemnification; customer
                                                 losses; key employee
                                                 defections; distraction from
                                                 other business operations;
                                                 and unanticipated
                                                 difficulties in operating or
                                                 integrating new product areas
                                                 and geographic regions.

                                                 Interest Rate Risk. Rising
                                                 interest rates could increase
                                                 the costs of capital thereby
                                                 increasing operating costs
                                                 and reducing the ability of
                                                 MLPs and other companies
                                                 operating in the energy
                                                 sector to carry out
                                                 acquisitions or expansions in
                                                 a cost-effective manner. As a
                                                 result, rising interest rates
                                                 could negatively affect the
                                                 financial performance of MLPs
                                                 and other companies operating
                                                 in the energy sector in which
                                                 the Fund invests. Rising
                                                 interest rates may also
                                                 impact the price of the
                                                 securities of MLPs and other
                                                 companies operating in the
                                                 energy sector as the yields
                                                 on alternative investments
                                                 increase.

                                                 Catastrophic Event Risk.
                                                 Companies operating in the
                                                 energy sector are subject to
                                                 many dangers inherent in the
                                                 production, exploration,
                                                 management, transportation,
                                                 processing and distribution
                                                 of natural gas, natural gas
                                                 liquids, crude oil, refined
                                                 petroleum and petroleum
                                                 products and other
                                                 hydrocarbons. These dangers
                                                 include leaks, fires,
                                                 explosions, damage to
                                                 facilities and equipment
                                                 resulting from natural
                                                 disasters, inadvertent damage
                                                 to facilities and equipment
                                                 and terrorist acts. Since the
                                                 September 11th terrorist
                                                 attacks, the U.S. government
                                                 has issued warnings that
                                                 energy assets, specifically
                                                 U.S. pipeline infrastructure,
                                                 may be targeted in future
                                                 terrorist attacks. These
                                                 dangers give rise to risks of
                                                 substantial losses as a
                                                 result of loss or destruction
                                                 of commodity reserves; damage
                                                 to or destruction of
                                                 property, facilities and
                                                 equipment; pollution and
                                                 environmental damage; and
                                                 personal injury or loss of
                                                 life. Any occurrence of such
                                                 catastrophic events could
                                                 bring about a limitation,
                                                 suspension or discontinuation
                                                 of the operations of
                                                 companies operating in the
                                                 energy sector. Companies
                                                 operating in the energy
                                                 sector may not be fully
                                                 insured against all risks
                                                 inherent in their business
                                                 operations and therefore
                                                 accidents and catastrophic
                                                 events could adversely affect
                                                 such companies' financial
                                                 conditions and ability to pay
                                                 distributions to
                                                 shareholders.

                                             Infrastructure Sector Risk.
                                             Infrastructure Companies are
                                             typically subject to a variety of
                                             factors that may adversely affect
                                             their business or operations,
                                             including high interest costs in
                                             connection with capital
                                             construction programs, costs
                                             associated with environmental and
                                             other regulations, the effects of
                                             economic slowdowns and surplus
                                             capacity, increased competition
                                             from other providers of services,
                                             uncertainties concerning the cost
                                             of energy and the effects of
                                             energy conservation policies.

                                                 Regulatory Risk.
                                                 Infrastructure Companies may
                                                 be subject to regulation by
                                                 various governmental
                                                 authorities and may also be
                                                 affected by governmental
                                                 regulation of rates charged
                                                 to customers, service
                                                 interruption due to
                                                 environmental, operational or
                                                 other mishaps, the imposition
                                                 of special tariffs and
                                                 changes in tax laws,
                                                 regulatory policies and
                                                 accounting standards.

                                                 Technology Risk. This risk
                                                 arises where a change could
                                                 occur in the way a service or
                                                 product is delivered
                                                 rendering the existing
                                                 technology obsolete. While
                                                 the risk could be considered
                                                 low in the infrastructure
                                                 sector given the massive
                                                 fixed costs involved in
                                                 constructing assets and the
                                                 fact that many infrastructure
                                                 technologies are well
                                                 established, any technology
                                                 change that occurs over the
                                                 medium term could threaten
                                                 the profitability of an
                                                 Infrastructure Companies. If
                                                 such a change were to occur,
                                                 these assets have very few
                                                 alternative uses should they
                                                 become obsolete.

                                                 Regional or Geographic Risk.
                                                 This risk arises where an
                                                 Infrastructure Company's
                                                 assets are not moveable.
                                                 Should an event that somehow
                                                 impairs the performance of an
                                                 Infrastructure Company's
                                                 assets occur in the
                                                 geographic location where the
                                                 issuer operates those assets,
                                                 the performance of the issuer
                                                 may be adversely affected.

                                                 Through-put Risk. The revenue
                                                 of many Infrastructure
                                                 Companies may be impacted by
                                                 the number of users who use
                                                 the products or services
                                                 produced by the
                                                 Infrastructure Companies'
                                                 assets. Any change in the
                                                 number of users may
                                                 negatively impact the
                                                 profitability of the issuer.

                                                 Project Risk. To the extent
                                                 the Fund invests in
                                                 Infrastructure Companies
                                                 dependent to a significant
                                                 extent on new infrastructure
                                                 projects, the Fund may be
                                                 exposed to the risk that the
                                                 project will not be completed
                                                 within budget, within the
                                                 agreed time frame or to
                                                 agreed specifications. Each
                                                 of these factors may
                                                 adversely affect the Fund's
                                                 return from that investment.

                                                 Strategic Asset Risk.
                                                 Infrastructure Companies may
                                                 control significant strategic
                                                 assets. Strategic assets are
                                                 assets that have a national
                                                 or regional profile, and may
                                                 have monopolistic
                                                 characteristics. The very
                                                 nature of these assets could
                                                 generate additional risk not
                                                 common in other industry
                                                 sectors. Given the national
                                                 or regional profile and/or
                                                 their irreplaceable nature,
                                                 strategic assets may
                                                 constitute a higher risk
                                                 target for terrorist acts or
                                                 political actions. Given the
                                                 essential nature of the
                                                 products or services provided
                                                 by Infrastructure Companies,
                                                 there is also a higher
                                                 probability that the services
                                                 provided by such issuers will
                                                 be in constant demand. Should
                                                 an Infrastructure Company
                                                 fail to make such services
                                                 available, users of such
                                                 services may incur
                                                 significant damage and may,
                                                 due to the characteristics of
                                                 the strategic assets, be
                                                 unable to replace the supply
                                                 or mitigate any such damage,
                                                 thereby heightening any
                                                 potential loss.

                                                 Interest Rate Risk.
                                                 Infrastructure assets can be
                                                 highly leveraged. As such,
                                                 movements in the level of
                                                 interest rates may affect the
                                                 returns from these assets
                                                 more significantly than other
                                                 assets in some instances. The
                                                 structure and nature of the
                                                 debt encumbering an
                                                 Infrastructure Asset may
                                                 therefore be an important
                                                 element to consider in
                                                 assessing the interest risk
                                                 of the infrastructure asset.
                                                 In particular, the type of
                                                 facilities, maturity profile,
                                                 rates being paid, fixed
                                                 versus variable components
                                                 and covenants in place
                                                 (including the manner in
                                                 which they affect returns to
                                                 equity holders) are crucial
                                                 factors in assessing any
                                                 interest rate risk. Due to
                                                 the nature of infrastructure
                                                 assets, the impact of
                                                 interest rate fluctuations
                                                 may be greater for
                                                 Infrastructure Companies than
                                                 for the economy as a whole in
                                                 the country in which the
                                                 interest rate fluctuation
                                                 occurs.

                                                 Inflation Risk. Many
                                                 companies operating in the
                                                 infrastructure sector may
                                                 have fixed income streams
                                                 and, therefore, be unable to
                                                 pay higher dividends. The
                                                 market value of
                                                 Infrastructure Companies may
                                                 decline in value in times of
                                                 higher inflation rates. The
                                                 prices that an Infrastructure
                                                 Company is able to charge
                                                 users of its assets may be
                                                 linked to inflation, whether
                                                 by government regulation,
                                                 contractual arrangement or
                                                 some other factor. In this
                                                 case, changes in the rate of
                                                 inflation may affect the
                                                 forecast profitability of the
                                                 Infrastructure Company.

                                                 Operation Risk. The long-term
                                                 profitability of an
                                                 Infrastructure Company may be
                                                 partly dependent on the
                                                 efficient operation and
                                                 maintenance of its
                                                 infrastructure assets. Should
                                                 an Infrastructure Company
                                                 fail to efficiently maintain
                                                 and operate the assets, the
                                                 Infrastructure Company's
                                                 ability to maintain payments
                                                 of dividends or interest to
                                                 investors may be impaired.
                                                 The destruction or loss of an
                                                 Infrastructure Asset may have
                                                 a major impact on the
                                                 Infrastructure Company.
                                                 Failure by the Infrastructure
                                                 Company to carry adequate
                                                 insurance or to operate the
                                                 asset appropriately could
                                                 lead to significant losses
                                                 and damages.

                                                 Customer Risk. Infrastructure
                                                 Companies can have a narrow
                                                 customer base. Should these
                                                 customers or counterparties
                                                 fail to pay their contractual
                                                 obligations, significant
                                                 revenues could cease and not
                                                 be replaceable. This would
                                                 affect the profitability of
                                                 the Infrastructure Company
                                                 and the value of any
                                                 securities or other
                                                 instruments it has issued.

                                                 Energy Sector Risks. Many
                                                 Infrastructure Companies in
                                                 which the Fund may invest are
                                                 involved in the development
                                                 and maintenance of the North
                                                 American energy
                                                 infrastructure network, and
                                                 thus are also subject to the
                                                 risks applicable to companies
                                                 operating in the Energy
                                                 Sector described herein.

                                             Risks Associated with Options on
                                             Securities. There are several
                                             risks associated with
                                             transactions in options on
                                             securities. For example, there
                                             are significant differences
                                             between the securities and
                                             options markets that could result
                                             in an imperfect correlation
                                             between these markets, causing a
                                             given transaction not to achieve
                                             its objectives. A decision as to
                                             whether, when and how to use
                                             options involves the exercise of
                                             skill and judgment, and even a
                                             well-conceived transaction may be
                                             unsuccessful to some degree
                                             because of market behavior or
                                             unexpected events.

                                             There can be no assurance that a
                                             liquid market will exist when the
                                             Fund seeks to close out an option
                                             position. Reasons for the absence
                                             of a liquid secondary market on
                                             an exchange include the
                                             following: (i) there may be
                                             insufficient trading interest in
                                             certain options; (ii)
                                             restrictions may be imposed by an
                                             exchange on opening transactions
                                             or closing transactions or both;
                                             (iii) trading halts, suspensions
                                             or other restrictions may be
                                             imposed with respect to
                                             particular classes or series of
                                             options; (iv) unusual or
                                             unforeseen circumstances may
                                             interrupt normal operations on an
                                             exchange; (v) the facilities of
                                             an exchange or the OCC may not at
                                             all times be adequate to handle
                                             current trading volume; or (vi)
                                             one or more exchanges could, for
                                             economic or other reasons, decide
                                             or be compelled at some future
                                             date to discontinue the trading
                                             of options (or a particular class
                                             or series of options). If trading
                                             were discontinued, the secondary
                                             market on that exchange (or in
                                             that class or series of options)
                                             would cease to exist. However,
                                             outstanding options on that
                                             exchange that had been issued by
                                             the OCC as a result of trades on
                                             that exchange would continue to
                                             be exercisable in accordance with
                                             their terms. The Fund's ability
                                             to terminate over-the-counter
                                             options is more limited than with
                                             exchange-traded options and may
                                             involve the risk that
                                             broker-dealers participating in
                                             such transactions will not
                                             fulfill their obligations. If the
                                             Fund were unable to close out a
                                             covered call option that it had
                                             written on a security, it would
                                             not be able to sell the
                                             underlying security unless the
                                             option expired without exercise.

                                             The hours of trading for options
                                             may not conform to the hours
                                             during which the underlying
                                             securities are traded. To the
                                             extent that the options markets
                                             close before the markets for the
                                             underlying securities,
                                             significant price and rate
                                             movements can take place in the
                                             underlying markets that cannot be
                                             reflected in the options markets.
                                             Call options are marked to market
                                             daily and their value will be
                                             affected by changes in the value
                                             of and dividend rates of the
                                             underlying common stocks, an
                                             increase in interest rates,
                                             changes in the actual or
                                             perceived volatility of the stock
                                             market and the underlying common
                                             stocks and the remaining time to
                                             the options' expiration.
                                             Additionally, the exercise price
                                             of an option may be adjusted
                                             downward before the option's
                                             expiration as a result of the
                                             occurrence of certain corporate
                                             events affecting the underlying
                                             equity security, such as
                                             extraordinary dividends, stock
                                             splits, merger or other
                                             extraordinary distributions or
                                             events. A reduction in the
                                             exercise price of an option would
                                             reduce the Fund's capital
                                             appreciation potential on the
                                             underlying security.

                                             The number of call options the
                                             Fund can write is limited by the
                                             amount of Fund assets that can
                                             cover such options, and further
                                             limited by the fact that call
                                             options represent 100 share lots
                                             of the underlying common stock.
                                             The Fund will not write "naked"
                                             or uncovered call options.
                                             Furthermore, the Fund's options
                                             transactions will be subject to
                                             limitations established by each
                                             of the exchanges, boards of trade
                                             or other trading facilities on
                                             which such options are traded.
                                             These limitations govern the
                                             maximum number of options in each
                                             class which may be written or
                                             purchased by a single investor or
                                             group of investors acting in
                                             concert, regardless of whether
                                             the options are written or
                                             purchased on the same or
                                             different exchanges, boards of
                                             trade or other trading facilities
                                             or are held or written in one or
                                             more accounts or through one or
                                             more brokers. Thus, the number of
                                             options which the Fund may write
                                             or purchase may be affected by
                                             options written or purchased by
                                             other investment advisory clients
                                             of the Investment Adviser and the
                                             Sub-Adviser. An exchange, board
                                             of trade or other trading
                                             facility may order the
                                             liquidation of positions found to
                                             be in excess of these limits, and
                                             it may impose certain other
                                             sanctions.

                                             When the Fund writes covered put
                                             options, it bears the risk of
                                             loss if the value of the
                                             underlying stock declines below
                                             the exercise price. If the option
                                             is exercised, the Fund could
                                             incur a loss if it is required to
                                             purchase the stock underlying the
                                             put option at a price greater
                                             than the market price of the
                                             stock at the time of exercise.
                                             While the Fund's potential gain
                                             in writing a covered put option
                                             is limited to the interest earned
                                             on the liquid assets securing the
                                             put option plus the premium
                                             received from the purchaser of
                                             the put option, the Fund risks a
                                             loss equal to the entire value of
                                             the stock.

                                             To the extent that the Fund
                                             purchases options, the Fund will
                                             be subject to the following
                                             additional risks. If a put or
                                             call option purchased by the Fund
                                             is not sold when it has remaining
                                             value, and if the market price of
                                             the underlying security remains
                                             equal to or greater than the
                                             exercise price (in the case of a
                                             put), or remains less than or
                                             equal to the exercise price (in
                                             the case of a call), the Fund
                                             will lose its entire investment
                                             in the option. Also, where a put
                                             or call option on a particular
                                             security is purchased to hedge
                                             against price movements in a
                                             related security, the price of
                                             the put or call option may move
                                             more or less than the price of
                                             the related security. If
                                             restrictions on exercise were
                                             imposed, the Fund might be unable
                                             to exercise an option it had
                                             purchased. If the Fund were
                                             unable to close out an option
                                             that it had purchased on a
                                             security, it would have to
                                             exercise the option in order to
                                             realize any profit or the option
                                             may expire worthless.

                                             Call Option Writing Risks. As the
                                             writer of a covered call option,
                                             the Fund forgoes, during the
                                             option's life, the opportunity to
                                             profit from increases in the
                                             market value of the security
                                             covering the call option above
                                             the sum of the premium and the
                                             strike price of the call, but has
                                             retained the risk of loss should
                                             the price of the underlying
                                             security decline. The writer of
                                             an option has no control over the
                                             time when it may be required to
                                             fulfill its obligation as a
                                             writer of the option. Once an
                                             option writer has received an
                                             exercise notice, it cannot effect
                                             a closing purchase transaction in
                                             order to terminate its obligation
                                             under the option and must deliver
                                             the underlying security at the
                                             exercise price. Thus, the use of
                                             options may require the Fund to
                                             sell portfolio securities at
                                             inopportune times or for prices
                                             other than current market values,
                                             may limit the amount of
                                             appreciation the Fund can realize
                                             on an investment or may cause the
                                             Fund to hold a security that it
                                             might otherwise sell.

                                             Risks of Investing in MLP Units.
                                             An investment in MLP units
                                             involves risks that differ from a
                                             similar investment in equity
                                             securities, such as common stock,
                                             of a corporation. Holders of MLP
                                             units have the rights typically
                                             afforded to limited partners in a
                                             limited partnership. As compared
                                             to common shareholders of a
                                             corporation, holders of MLP units
                                             have more limited control and
                                             limited rights to vote on matters
                                             affecting the partnership. There
                                             are certain tax risks associated
                                             with an investment in MLP units.
                                             Additionally, conflicts of
                                             interest may exist between common
                                             unit holders, subordinated unit
                                             holders and the general partner
                                             of an MLP; for example a conflict
                                             may arise as a result of
                                             incentive distribution payments.

                                             Certain MLPs in which the Fund
                                             may invest depend upon their
                                             parent or sponsor entities for
                                             the majority of their revenues.
                                             Were their parent or sponsor
                                             entities to fail to make such
                                             payments or satisfy their
                                             obligations, the revenues and
                                             cash flows of such MLPs and
                                             ability of such MLPs to make
                                             distributions to unit holders,
                                             such as the Fund, would be
                                             adversely affected.

                                             The amount and tax
                                             characterization of cash
                                             available for distribution by an
                                             MLP depends upon the amount of
                                             cash generated by such entity's
                                             operations. Cash available for
                                             distribution by MLPs will vary
                                             widely from quarter to quarter
                                             and is affected by various
                                             factors affecting the entity's
                                             operations. In addition to the
                                             risks described herein, operating
                                             costs, capital expenditures,
                                             acquisition costs, construction
                                             costs, exploration costs and
                                             borrowing costs may reduce the
                                             amount of cash that an MLP has
                                             available for distribution in a
                                             given period.

                                             Tax Risks of Investing in Equity
                                             Securities of MLPs. Much of the
                                             benefit the Fund derives from its
                                             investment in equity securities
                                             of MLPs is a result of MLPs
                                             generally being treated as
                                             partnerships for U.S. federal
                                             income tax purposes. Partnerships
                                             do not pay U.S. federal income
                                             tax at the partnership level.
                                             Rather, each partner of a
                                             partnership, in computing its
                                             U.S. federal income tax
                                             liability, will include its
                                             allocable share of the
                                             partnership's income, gains,
                                             losses, deductions and expenses.
                                             A change in current tax law, or a
                                             change in the business of a given
                                             MLP, could result in an MLP being
                                             treated as a corporation for U.S.
                                             federal income tax purposes,
                                             which would result in such MLP
                                             being required to pay U.S.
                                             federal income tax on its taxable
                                             income. The classification of an
                                             MLP as a corporation for U.S.
                                             federal income tax purposes would
                                             have the effect of reducing the
                                             amount of cash available for
                                             distribution by the MLP and
                                             causing any such distributions
                                             received by the Fund to be taxed
                                             as dividend income. Thus, if any
                                             of the MLPs owned by the Fund
                                             were treated as corporations for
                                             U.S. federal income tax purposes,
                                             the after-tax return to the Fund
                                             with respect to its investment in
                                             such MLPs would be materially
                                             reduced, which could cause a
                                             substantial decline in the value
                                             of the Common Shares.

                                             Changes in tax laws or
                                             regulations, or future
                                             interpretations of such laws or
                                             regulations, could adversely
                                             affect the Fund or the MLPs in
                                             which the Fund invests.

                                             Small Capitalization Risk.. The
                                             Fund may invest in securities of
                                             MLPs and other issuers that have
                                             comparatively smaller
                                             capitalizations relative to
                                             issuers whose securities are
                                             included in major benchmark
                                             indices, which present unique
                                             investment risks. These companies
                                             often have limited product lines,
                                             markets, distribution channels or
                                             financial resources; and the
                                             management of such companies may
                                             be dependent upon one or a few
                                             key people. The market movements
                                             of equity securities issued by
                                             MLPs and other issuers with
                                             smaller capitalizations may be
                                             more abrupt or erratic than the
                                             market movements of equity
                                             securities of larger, more
                                             established companies or the
                                             stock market in general.
                                             Historically, smaller
                                             capitalization companies have
                                             sometimes gone through extended
                                             periods when they did not perform
                                             as well as larger companies. In
                                             addition, equity securities of
                                             smaller capitalization companies
                                             generally are less liquid than
                                             those of larger companies. This
                                             means that the Fund could have
                                             greater difficulty selling such
                                             securities at the time and price
                                             that the Fund would like.

                                             Restricted Securities Risks. The
                                             Fund may invest in unregistered
                                             or otherwise restricted
                                             securities. The term "restricted
                                             securities" refers to securities
                                             that are unregistered, held by
                                             control persons of the issuer or
                                             are subject to contractual
                                             restrictions on their resale.
                                             Restricted securities are often
                                             purchased at a discount from the
                                             market price of unrestricted
                                             securities of the same issuer
                                             reflecting the fact that such
                                             securities may not be readily
                                             marketable without some time
                                             delay. Such securities are often
                                             more difficult to value and the
                                             sale of such securities often
                                             requires more time and results in
                                             higher brokerage charges or
                                             dealer discounts and other
                                             selling expenses than does the
                                             sale of liquid securities trading
                                             on national securities exchanges
                                             or in the over-the-counter
                                             markets. Contractual restrictions
                                             on the resale of securities
                                             result from negotiations between
                                             the issuer and purchaser of such
                                             securities and therefore vary
                                             substantially in length and
                                             scope. To dispose of a restricted
                                             security that the Fund has a
                                             contractual right to sell, the
                                             Fund may first be required to
                                             cause the security to be
                                             registered. A considerable period
                                             may elapse between a decision to
                                             sell the securities and the time
                                             when the Fund would be permitted
                                             to sell, during which time the
                                             Fund would bear market risks.

                                             Income Risk. The income Common
                                             Shareholders receive from the
                                             Fund is based primarily on the
                                             dividends and interest it earns
                                             from its investments, which can
                                             vary widely over the short- and
                                             long-term. If prevailing market
                                             interest rates drop, distribution
                                             rates of the Fund's portfolio
                                             holdings of preferred securities
                                             and debt securities may decline
                                             which then may adversely affect
                                             the Fund's distributions on
                                             Common Shares as well.

                                             Liquidity Risk. MLP common units
                                             and equity securities of MLP
                                             Affiliates, including I-Shares,
                                             and other issuers often trade on
                                             national securities exchanges,
                                             including the NYSE and the AMEX,
                                             and on the NASDAQ National
                                             Market. However, certain
                                             securities, including those of
                                             issuers with smaller
                                             capitalizations, may trade less
                                             frequently. The market movements
                                             of such securities with limited
                                             trading volumes may be more
                                             abrupt or erratic. As a result of
                                             the limited liquidity of such
                                             securities, the Fund could have
                                             greater difficulty selling such
                                             securities at the time and price
                                             that the Fund would like and may
                                             be limited in its ability to make
                                             alternative investments.

                                             Valuation Risk. Market prices
                                             generally will be unavailable for
                                             some of the Fund's investments,
                                             including MLP subordinated units,
                                             direct ownership of general
                                             partner interests and restricted
                                             or unregistered securities of
                                             certain MLPs and private
                                             companies. The value of such
                                             securities will be determined by
                                             fair valuations determined by the
                                             Board of Trustees or its designee
                                             in accordance with procedures
                                             governing the valuation of
                                             portfolio securities adopted by
                                             the Board of Trustees. Proper
                                             valuation of such securities may
                                             require more reliance on the
                                             judgment of the Sub-Adviser than
                                             for valuation of securities for
                                             which an active trading market
                                             exists. In order to calculate
                                             taxable income allocable to MLP
                                             units and the associated deferred
                                             tax liability for the purposes of
                                             financial statement reporting and
                                             determining the Fund's net asset
                                             value, the Fund will rely on
                                             information provided by the MLPs
                                             issuing such units, which may not
                                             be timely. As more information
                                             becomes available, the Fund will
                                             refine its estimates and
                                             assumptions regarding its
                                             deferred tax liability, which
                                             would likely cause the net asset
                                             value of the Fund to fluctuate.

                                             Interest Rate Risk. Interest rate
                                             risk is the risk that
                                             fixed-income securities such as
                                             preferred and debt securities
                                             will decline in value because of
                                             changes in market interest rates.
                                             When market interest rates rise,
                                             the market value of such
                                             securities generally will fall.
                                             The Fund's investment in such
                                             securities means that the net
                                             asset value and market price of
                                             Common Shares will tend to
                                             decline if market interest rates
                                             rise.

                                             During periods of declining
                                             interest rates, the issuer of a
                                             security may exercise its option
                                             to prepay principal earlier than
                                             scheduled, forcing the Fund to
                                             reinvest in lower yielding
                                             securities. This is known as call
                                             or prepayment risk. Preferred and
                                             debt securities frequently have
                                             call features that allow the
                                             issuer to repurchase the security
                                             prior to its stated maturity. An
                                             issuer may redeem an obligation
                                             if the issuer can refinance the
                                             security at a lower cost due to
                                             declining interest rates or an
                                             improvement in the credit
                                             standing of the issuer. During
                                             periods of rising interest rates,
                                             the average life of certain types
                                             of securities may be extended
                                             because of slower than expected
                                             principal payments. This may lock
                                             in a below market interest rate,
                                             increase the security's duration
                                             and reduce the value of the
                                             security. This is known as
                                             extension risk.

                                             Lower Grade Securities Risk. The
                                             Fund may invest in fixed-income
                                             securities rated below investment
                                             grade (that is, rated Ba or lower
                                             by Moody's; BB or lower by S&P;
                                             comparably rated by another
                                             statistical rating organization;
                                             or, if unrated, as determined by
                                             the Sub-Adviser to be of
                                             comparable credit quality), which
                                             are commonly referred to as "junk
                                             bonds." Investment in securities
                                             of below-investment grade quality
                                             involves substantial risk of
                                             loss. Securities of below
                                             investment grade quality are
                                             predominantly speculative with
                                             respect to the issuer's capacity
                                             to pay interest and repay
                                             principal when due and therefore
                                             involve a greater risk of default
                                             or decline in market value due to
                                             adverse economic and
                                             issuer-specific developments.
                                             Securities of below investment
                                             grade quality display increased
                                             price sensitivity to changing
                                             interest rates and to a
                                             deteriorating economic
                                             environment. The market values
                                             for debt securities of
                                             below-investment grade quality
                                             tend to be more volatile and such
                                             securities tend to be less liquid
                                             than investment grade debt
                                             securities.

                                             Foreign Securities Risk. While
                                             the Fund will invest primarily in
                                             equity and equity-related
                                             securities of U.S. corporations
                                             or U.S. dollar-denominated
                                             securities of foreign issuers, in
                                             each case traded on a U.S.
                                             securities exchange, the Fund may
                                             also invest up to [15]% of its
                                             total assets in non-U.S. dollar
                                             denominated securities of foreign
                                             issuers. Investments in non-U.S.
                                             issuers may involve unique risks
                                             compared to investing in
                                             securities of U.S. issuers. These
                                             risks are more pronounced to the
                                             extent that the Fund invests a
                                             significant portion of its
                                             non-U.S. investments in one
                                             region or in the securities of
                                             emerging market issuers. These
                                             risks may include: less
                                             information about non-U.S.
                                             issuers or markets may be
                                             available due to less rigorous
                                             disclosure or accounting
                                             standards or regulatory
                                             practices; many non-U.S. markets
                                             are smaller, less liquid and more
                                             volatile; in a changing market,
                                             the Sub-Adviser may not be able
                                             to sell the Fund's portfolio
                                             securities at times, in amounts
                                             and at prices it considers
                                             desirable; the economies of
                                             non-U.S. countries may grow at
                                             slower rates than expected or may
                                             experience downturns or
                                             recessions; economic, political
                                             and social developments may
                                             adversely affect the securities
                                             markets; and withholding and
                                             other non-U.S. taxes may decrease
                                             the Fund's return.

                                             Derivatives Risk. In addition to
                                             the risks associated with the
                                             options strategies described
                                             above, the Fund may, but is not
                                             required to, participate in
                                             certain derivative transactions.
                                             Such transactions entail certain
                                             execution, market, liquidity,
                                             hedging and tax risks.
                                             Participation in the options or
                                             futures markets involves
                                             investment risks and transaction
                                             costs to which the Fund would not
                                             be subject absent the use of
                                             these strategies (other than the
                                             risks described above related to
                                             the Fund's covered call
                                             strategy). If the Sub-Adviser's
                                             prediction of movements in the
                                             direction of the securities and
                                             interest rate markets is
                                             inaccurate, the consequences to
                                             the Fund may leave the Fund in a
                                             worse position than if it had not
                                             used such strategies.

                                             Fund Distribution Risk. Pursuant
                                             to its distribution policy, the
                                             Fund intends to make regular
                                             quarterly distributions on its
                                             Common Shares. In order to make
                                             such distributions, the Fund may
                                             have to sell a portion of its
                                             investment portfolio at a time
                                             when independent investment
                                             judgment may not dictate such
                                             action. In addition, the Fund's
                                             ability to make distributions
                                             more frequently than annually
                                             from any net realized capital
                                             gains by the Fund is subject to
                                             the Fund obtaining exemptive
                                             relief from the Securities and
                                             Exchange Commission, which cannot
                                             be assured. To the extent the
                                             total quarterly distributions for
                                             a year exceed the Fund's net
                                             investment company income and net
                                             realized capital gain for that
                                             year, the excess will generally
                                             constitute a return of capital.
                                             Such return of capital
                                             distributions generally are
                                             tax-free up to the amount of a
                                             Common Shareholder's tax basis in
                                             the Common Shares (generally, the
                                             amount paid for the Common
                                             Shares). See "Taxation." In
                                             addition, such excess
                                             distributions will decrease the
                                             Fund's total assets and may
                                             increase the Fund's expense
                                             ratio.

                                             Market Discount Risk. Whether
                                             investors will realize gains or
                                             losses upon the sale of Common
                                             Shares of the Fund will depend
                                             upon the market price of the
                                             Common Shares at the time of
                                             sale, which may be less or more
                                             than the Fund's net asset value
                                             per share. Since the market price
                                             of the Common Shares will be
                                             affected by such factors as the
                                             relative demand for and supply of
                                             the shares in the market, general
                                             market and economic conditions
                                             and other factors beyond the
                                             control of the Fund, the Fund
                                             cannot predict whether the Common
                                             Shares will trade at, below or
                                             above net asset value or at,
                                             below or above the public
                                             offering price. Shares of
                                             closed-end funds often trade at a
                                             discount to their net asset
                                             values, and the Fund's Common
                                             Shares may trade at such a
                                             discount. This risk may be
                                             greater for investors expecting
                                             to sell their Common Shares of
                                             the Fund soon after completion of
                                             the public offering. The Common
                                             Shares of the Fund were designed
                                             primarily for long-term
                                             investors, and investors in the
                                             shares should not view the Fund
                                             as a vehicle for trading
                                             purposes.

                                             Portfolio Turnover Risk. The
                                             Fund's annual portfolio turnover
                                             rate may vary greatly from year
                                             to year. Although the Fund cannot
                                             accurately predict its annual
                                             portfolio turnover rate, it is
                                             not expected to exceed 100% under
                                             normal circumstances. However, to
                                             the extent options written (sold)
                                             by the Fund are exercised or
                                             covered, the Fund's portfolio
                                             turnover rate will increase.
                                             Portfolio turnover rate is not
                                             considered a limiting factor in
                                             the execution of investment
                                             decisions for the Fund. A higher
                                             portfolio turnover rate results
                                             in correspondingly greater
                                             brokerage commissions and other
                                             transactional expenses that are
                                             borne by the Fund. High portfolio
                                             turnover may result in an
                                             increased realization of net
                                             short-term capital gains by the
                                             Fund which, when distributed to
                                             Common Shareholders, will be
                                             taxable as ordinary income. See
                                             "Taxation."

                                             Tax Risk. Covered call option
                                             premiums will be treated by the
                                             Fund as either short-term or
                                             long-term capital gain or loss,
                                             depending whether the call option
                                             expires, is exercised or
                                             cancelled pursuant to a covering
                                             transaction, and the timing of
                                             such transaction. Thus, the Fund
                                             cannot assure you as to any level
                                             of any regular quarterly
                                             distributions of net investment
                                             income (income other than net
                                             long-term capital gain) that will
                                             be treated as ordinary income,
                                             cannot assure you as to any level
                                             of capital gain distributions and
                                             cannot assure you as to any ratio
                                             of regular quarterly
                                             distributions to capital gain
                                             distributions. In addition, there
                                             can be no assurance as to the
                                             percentage of distributions on
                                             the Common Shares that will
                                             qualify for taxation to
                                             individual Common Shareholders as
                                             "qualified dividend income."
                                             Qualified dividend income
                                             received by individual Common
                                             Shareholders is taxed at
                                             long-term capital gains rates
                                             (currently at a maximum rate of
                                             15%) provided certain holding
                                             period and other requirements are
                                             satisfied by the recipient Common
                                             Shareholders. The special tax
                                             treatment afforded to qualified
                                             dividend income is set to end as
                                             of December 31, 2008 (assuming
                                             such special tax treatment is not
                                             repealed by Congress on or prior
                                             to such date). Higher tax rates
                                             will apply beginning in 2009
                                             unless further legislative action
                                             is taken by Congress. See
                                             "Taxation."

                                             Royalty Trust Risk. Royalty
                                             trusts are, in some respects,
                                             similar to certain MLPs and
                                             include risks similar to those
                                             MLPs, including commodity price
                                             volatility risk, cash flow risk
                                             and depletion risk.

                                             Other Investment Companies. The
                                             Fund may invest in securities of
                                             other open- or closed-end
                                             investment companies, including
                                             exchange traded funds (ETFs),
                                             that invest primarily in
                                             securities of the types in which
                                             the Fund may invest directly. The
                                             Fund expects that these
                                             investments will be primarily in
                                             ETFs. As a stockholder in an
                                             investment company, the Fund will
                                             bear its ratable share of that
                                             investment company's expenses,
                                             and would remain subject to
                                             payment of the Fund's investment
                                             management fees with respect to
                                             the assets so invested. Common
                                             Shareholders would therefore be
                                             subject to duplicative expenses
                                             to the extent the Fund invests in
                                             other investment companies. In
                                             addition, these other investment
                                             companies may utilize financial
                                             leverage and will therefore be
                                             subject to additional risks.

                                             Financial Leverage Risk. Although
                                             the use of Financial Leverage by
                                             the Fund may create an
                                             opportunity for increased
                                             after-tax total return for the
                                             Common Shares, it also results in
                                             additional risks and can magnify
                                             the effect of any losses. If the
                                             income and gains earned on
                                             securities purchased with
                                             Financial Leverage proceeds are
                                             greater than the cost of
                                             Financial Leverage, the Fund's
                                             return will be greater than if
                                             Financial Leverage had not been
                                             used. Conversely, if the income
                                             or gains from the securities
                                             purchased with such proceeds does
                                             not cover the cost of Financial
                                             Leverage, the return to the Fund
                                             will be less than if Financial
                                             Leverage had not been used.

                                             Financial Leverage involves risks
                                             and special considerations for
                                             shareholders, including the
                                             likelihood of greater volatility
                                             of net asset value, market price
                                             and dividends on the Common
                                             Shares than a comparable
                                             portfolio without leverage; the
                                             risk that fluctuations in
                                             interest rates on borrowings and
                                             short-term debt or in the
                                             dividend rates on any Financial
                                             Leverage that the Fund must pay
                                             will reduce the return to the
                                             Common Shareholders; and the
                                             effect of Financial Leverage in a
                                             declining market, which is likely
                                             to cause a greater decline in the
                                             net asset value of the Common
                                             Shares than if the Fund were not
                                             leveraged, which may result in a
                                             greater decline in the market
                                             price of the Common Shares.

                                             It is also possible that the Fund
                                             will be required to sell assets,
                                             possibly at a loss (or at a gain
                                             which could give rise to
                                             corporate level tax), in order to
                                             redeem or meet payment
                                             obligations on any leverage. Such
                                             a sale would reduce the Fund's
                                             net asset value and also make it
                                             difficult for the net asset value
                                             to recover. The Fund in its best
                                             judgment nevertheless may
                                             determine to continue to use
                                             Financial Leverage if it expects
                                             that the benefits to the Fund's
                                             shareholders of maintaining the
                                             leveraged position will outweigh
                                             the current reduced return.

                                             Because the fees received by the
                                             Adviser and Sub-Adviser are based
                                             on the Managed Assets of the Fund
                                             (including the proceeds of any
                                             Financial Leverage), the Adviser
                                             and Sub-Adviser have a financial
                                             incentive for the Fund to utilize
                                             Financial Leverage, which may
                                             create a conflict of interest
                                             between the Adviser and the
                                             Sub-Adviser and the Common
                                             Shareholders. There can be no
                                             assurance that a leveraging
                                             strategy will be implemented or
                                             that it will be successful during
                                             any period during which it is
                                             employed. The Fund generally will
                                             not use Financial Leverage if the
                                             Adviser and Sub-Adviser
                                             anticipate that such use would
                                             result in a lower return to
                                             Common Shareholders for any
                                             significant amount of time.

                                             Interest Rate Transactions Risk.
                                             If the Fund enters into interest
                                             rate hedging transactions, a
                                             decline in interest rates may
                                             result in a decline in the net
                                             amount receivable (or increase
                                             the net amount payable) by the
                                             Fund under the hedging
                                             transaction, which could result
                                             in a decline in the net asset
                                             value of the Common Shares. See
                                             "Interest Rate Transactions" and
                                             "Risks -- Interest Rate
                                             Transactions Risk."

                                             Non-Diversified Status. The Fund
                                             will be a non-diversified
                                             investment company under the
                                             Investment Company Act of 1940,
                                             as amended (the "1940 Act").
                                             Accordingly, the Fund may invest
                                             a greater portion of its assets
                                             in a more limited number of
                                             issuers than a diversified fund.
                                             An investment in the Fund may
                                             present greater risk to an
                                             investor than an investment in a
                                             diversified portfolio because
                                             changes in the financial
                                             condition or market assessment of
                                             a single issuer may cause greater
                                             fluctuations in the value of the
                                             Fund's Common Shares.

                                             Management Risk. The Fund is
                                             subject to management risk
                                             because it is an actively managed
                                             portfolio. In acting as the
                                             Fund's Sub-Adviser of its
                                             portfolio securities, the
                                             Sub-Adviser will apply investment
                                             techniques and risk analyses in
                                             making investment decisions for
                                             the Fund, but there can be no
                                             guarantee that these will produce
                                             the desired results.

                                             Current Developments. As a result
                                             of the terrorist attacks on the
                                             World Trade Center and the
                                             Pentagon on September 11, 2001,
                                             some of the U.S. securities
                                             markets were closed for a
                                             four-day period. These terrorist
                                             attacks, the war in Iraq and its
                                             aftermath and other geopolitical
                                             events have led to, and may in
                                             the future lead to, increased
                                             short-term market volatility and
                                             may have long-term effects on
                                             U.S. and world economies and
                                             markets. Similar events in the
                                             future or other disruptions of
                                             financial markets could affect
                                             interest rates, securities
                                             exchanges, credit risk, inflation
                                             and other factors relating to the
                                             Common Shares.

Anti-Takeover Provisions
     in the Fund's Governing Documents ...   The Fund's Agreement and
                                             Declaration of Trust and Bylaws
                                             (the "Governing Documents")
                                             include provisions that could
                                             limit the ability of other
                                             entities or persons to acquire
                                             control of the Fund or convert
                                             the Fund to an open-end fund.
                                             These provisions could have the
                                             effect of depriving the Common
                                             Shareholders of opportunities to
                                             sell their Common Shares at a
                                             premium over the then-current
                                             market price of the Common
                                             Shares. See "Anti-Takeover and
                                             Other Provisions in the Fund's
                                             Governing Documents" and
                                             "Risks--Anti-Takeover
                                             Provisions."

Administrator,  Custodian, Transfer Agent
     and Dividend Disbursing Agent ....      The Bank of New York serves as
                                             the custodian of the Fund's
                                             assets pursuant to a custody
                                             agreement. Under the custody
                                             agreement, the custodian holds
                                             the Fund's assets in compliance
                                             with the Investment Company Act
                                             of 1940, as amended. For its
                                             services, the custodian will
                                             receive a monthly fee based upon,
                                             among other things, the average
                                             value of the total assets of the
                                             Fund, plus certain charges for
                                             securities transactions. The Bank
                                             of New York also serves as the
                                             Fund's dividend disbursing agent,
                                             agent under the Fund's Automatic
                                             Dividend Reinvestment Plan (the
                                             "Plan Agent"), transfer agent and
                                             registrar with respect to the
                                             Common Shares of the Fund.

                                             Claymore Advisors, LLC serves as
                                             the Fund's administrator.
                                             Pursuant to an administration
                                             agreement Claymore Advisors
                                             provides certain administrative,
                                             bookkeeping and accounting
                                             services to the Fund.
-------------------------------------------------------------------------------

                           SUMMARY OF FUND EXPENSES

           The table below and expenses shown assume that the Fund issues Financial Leverage in the form of debt in an amount equal to _% of the Fund's total assets (after issuance) and shows Fund expenses as a percentage of net assets attributable to Common Shares. Footnote 4 to the table also shows Fund expenses as a percentage of net assets attributable to Common Shares but assumes no use of Financial Leverage by the Fund.

Shareholder Transaction Expenses

   Sales load (as a percentage of offering price).....................   4.50 %
   Expenses borne by the Fund  (1)(2) ................................   0.20 %
   Dividend Reinvestment Plan Fees (3) ...............................     None

                                                    Percentage of Net Assets
                                                         Attributable to
                                                     Common Shares (assumes
                                                      debt is issued)(2)(4)
                                                      ---------------------

Annual Expenses
    Management fees..................................                 _%
    Interest payments on borrowed funds..............                 _%
    Other expenses...................................                 _%
    Total annual expenses............................                 _%

------------------
(1)      Claymore Advisors, LLC, the Fund's investment adviser has agreed to
         (i) reimburse all organizational costs of the Fund and (ii) pay all of the Fund's offering costs (other than the sales load but including a partial reimbursement of the expenses of the underwriters) that exceed $[0.04] per share of Common Shares ([ ]% of the offering price).

(2) If the Fund issues Financial Leverage in the form of debt, costs of the issuance of debt, estimated to be approximately ?% of the total amount of the debt issuance, will be borne immediately by Common Shareholders and result in a reduction of the net asset value of the Common Shares. Assuming the issuance of debt in an amount equal to _% of the Fund's total assets (including the proceeds of the debt issuance), these offering costs are estimated to be approximately $_ per Common Share (_% of the offering price of Common Shares).

(3) You will pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See "Automatic Dividend Reinvestment Plan."

(4) The table presented in this footnote estimates what the Fund's annual expenses would be, stated as percentages of the Fund's net assets attributable to Common Shares, but unlike the table above, assumes that the Fund does not issue debt or utilize any other form of Financial Leverage. In accordance with these assumptions, the Fund's expenses would be estimated as follows:

                                                      Percentage of Net Assets
                                                           Attributable to
                                                      Common Shares (assumes no
 Annual Expenses                                         Financial Leverage)
                                                         -------------------
     Management fees ..............................                     _%
     Interest payments on borrowed funds ..........                   None
     Other expenses ...............................                     _%
     Total annual expenses ........................                     _%


         The purpose of the table above and the example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The "Other expenses" shown in the table and related footnotes are based on estimated amounts for the Fund's first year of operations unless otherwise indicated and assume that the Fund issues approximately _ Common Shares. If the Fund issues fewer Common Shares, all other things being equal, the Fund's expense ratio as a percentage of net assets would increase.

Example

         As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $45 and estimated expenses of this offering of $2 and the Fund's estimated debt offering costs of $_, assuming debt is issued representing _% of the Fund's total assets after issuance) that you would pay on a $1,000 investment in Common Shares, assuming (1) "Total annual expenses" of _% of net assets attributable to Common Shares and (2) a 5% annual return*:


                                                                                Cumulative Expenses Paid
                                                                                   for the Period of:
                                                                          1 Year    3 Years   5 Years   10 Years
                                                                          ------    -------   -------   --------
An investor would pay the following expenses on a $1,000 investment,
    assuming a 5% annual return throughout the periods........              $_        $_        $_         $_
-----------

* The example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Fund's actual rate of return may be higher or lower than the hypothetical 5% return shown in the example. The example assumes that the estimated "Other expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value.

                                   THE FUND

         Fiduciary/Claymore Energy and Infrastructure Fund (the "Fund) is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a statutory trust on September 22, 2005, pursuant to a Certificate of Trust and is governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. Its principal office is located at 2455 Corporate West Drive, Lisle, Illinois 60532, and its telephone number is (630) 784-6300. Except as otherwise noted, all percentage limitations set forth in this prospectus apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.

                                USE OF PROCEEDS

         The net proceeds of the offering of Common Shares will be approximately $ ($ if the Underwriters exercise the overallotment option in full) after payment of the estimated offering costs. The Fund will pay all of its offering costs up to $.04 per Common Share, and the Investment Adviser has agreed to pay (i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load but including a partial reimbursement of underwriting expenses) that exceed $.04 per Common Share. The Fund will invest the net proceeds of the offering in accordance with its investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market instruments.

                       INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

         The Fund's investment objective is to provide a high level of total return, consisting of dividends and other income and capital appreciation. To seek to achieve its investment objective, the Fund anticipates investing a substantial portion of its total assets in equity and equity-related securities of Energy Companies and Infrastructure Companies (each as defined below) involved in the development and maintenance of the North American energy infrastructure network, which includes operations related to the generation, transmission, and distribution of energy. The Fund will supplement its income by writing (selling) call options on a portion of its portfolio securities.

         The Fund's investment objective is considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

Portfolio Investment Parameters

         Under normal market conditions, the Fund will invest at least 80% of its total assets in equity and equity-related securities and instruments issued by Energy Companies or Infrastructure Companies.

         "Energy Companies" are companies engaged in the energy industry, including [publicly-traded] energy-related master limited partnerships and limited liability companies taxed as partnerships (collectively "MLPs"); MLP affiliates, and energy-related U.S. and Canadian royalty trusts and income trusts (collectively "royalty trusts"), and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

         "Infrastructure Companies" include companies involved in the development and maintenance of "infrastructure assets"--assets that are the underlying foundation of basic services, facilities and institutions upon which the growth and development of a community depends--and include assets relating to the providing of energy distribution systems and pipelines, transportation corridors and facilities, communications networks, and essential goods and services that are fundamental to the health of the economy. The Fund intends to invest primarily in Infrastructure Companies involved the development and maintenance of the North American energy infrastructure network, which includes operations related to the generation, transmission, and distribution of energy. Such Infrastructure Companies include institutions involved with the conversion of natural resources to energy, and include oil and gas refiners, electric utilities, coal conversion and transportation, nuclear facilities, and water plants, and also include the upstream suppliers of equipment needed to develop, design, construct, and maintain facilities involved in energy generation, transmission, and distribution, including but not limited to raw materials, heavy machinery, engines, compressors, valves, pumps, and automation control.

         "Equity and equity-related securities and instruments" include common stocks, preferred stocks, convertible securities and hybrid securities.

         The Fund may invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs that are treated as publicly traded partnerships for federal income tax purposes. This limit does not apply to securities issued by MLP affiliates, such as I-shares or general partner interests, or indirect investments in MLPs, such as an investment in another issuer with investments in MLPs.

         The Fund may invest up to 40% of its total assets in unregistered or otherwise restricted securities, which may consist of equity securities of MLPs and other securities of public and non-public companies, provided that the Fund will not invest more than 20% of its total assets in restricted securities issued by non-public companies.

         The Fund may invest a total of up to 20% of its total in debt securities, including debt securities rated below investment grade (that is, rated Ba or lower by Moody's Investors Service, Inc. ("Moody's"), BB or lower by Standard & Poor's Ratings Group ("S&P"), comparably rated by another statistical rating organization, or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality). The Fund will typically purchase below investment grade securities which, at the time of acquisition, are rated at least B3 by Moody's, B- by S&P, comparably rated by another statistical rating organization, or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. The Fund may invest in debt securities without regard for their maturity.

         The Fund may invest up to [15]% of its total assets in non-U.S. dollar denominated securities of foreign issuers.

         The Fund may invest up to 15% of its total assets in securities of royalty trusts.

         The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly.


         The Fund will not invest more than 15% of its total assets in any single issuer.

         Unless specifically noted otherwise, the percentage limitations applicable to the Fund's portfolio described in this prospectus apply only at the time of investment. The Fund will invest primarily in companies located in North America, but may invest in companies located anywhere in the world. The Fund may invest in companies of any market capitalization.

         These policies may be changed by the Fund's Board of Trustees, but no change is anticipated. If the Fund's policies change, the Fund will provide shareholders at least 60 days' notice before implementation of the change.

                      RATIONALE FOR INVESTING IN THE FUND

         The Sub-Adviser believes that secular changes in the energy markets will lead to substantial growth in private and public market capital spending in North American energy infrastructure. Among the secular changes that are affecting the energy and infrastructure markets are:

  o The U.S. infrastructure system is getting older as capital spending growth from the public and private sector has decreased over the last decade while economic growth has resulted in increased capacity utilization.

  o Future supplies of energy are expected to be negatively impacted by the increasing depletion rates of conventional reserves, the availability of qualified labor, restricted access to promising supply regions (such as ANWR), and challenges associated with unconventional resources (such as tight gas, coalbed methane, oil sands, etc.).

  o Higher energy prices (which reduce energy demand and raise incentives to increase exploration & production spending), more stringent environmental regulations, and advances in technology are creating investment opportunities.

  o Government budget constraints are likely to force more infrastructure capital spending to come from the private sector. The increased focus by the private sector on improved profitability and capital discipline is expected to impact the timing and magnitude of future capital spending.

         The Sub-Adviser believes that the Fund's investment strategy of investing a substantial portion of its total assets in equity and equity-related securities and instruments of Energy Companies and Infrastructure Companies positions the Fund to take advantage of the potential growth in the North American energy infastructure markets.

                            THE FUND'S INVESTMENTS

Energy Companies

         Energy Companies in which the Fund may invest, include but are not limited to the following:

         Marine Energy Companies. Marine energy companies are engaged in providing two primary services: (i) the marine transportation and distribution of crude oil, refined petroleum products, liquefied natural gas ("LNG") and other energy-related natural resources as well as the provision of logistics services associated with such activities and (ii) the provision of offshore service vessels used to support off shore oil and gas exploration, development and production and to provide other marine services.

         Marine energy transportation companies provide transportation and distribution services through the ownership and operation of several types of vessels: (i) crude oil tankers; (ii) LNG tankers; (iii) other tank vessels, including tank barges and other tankers; and (iv) tugboats.

         Crude oil tankers are operated by major oil companies (including state-owned companies) that generally operate captive fleets (which are not separately publicly traded) and independent operators (some of which are publicly traded) that charter out their vessels for voyage or time charter use. With the majority of the world's crude oil supply located in the Middle East, seaborne transportation is necessary to meet the demands of other regions. Independent operators' charter rates are extremely sensitive to tanker supply and demand which is a function of locations of oil production, refining, consumption, world oil demand and supply and the distance that oil is transported.

         LNG tankers provide a cost-effective means for transporting natural gas overseas. After natural gas is transported by pipeline from production fields to a liquefaction facility, it is supercooled to a temperature of approximately -260 degrees Fahrenheit, whereby its volume is reduced to approximately 1/600th of its volume in a gaseous state. The reduced volume facilitates economical storage and transportation by LNG tankers over long distances, enabling countries with limited natural gas reserves or limited access to long-distance transmission pipelines to meet their demand for natural gas. The LNG is transported overseas to a receiving terminal, where it is offloaded and stored in heavily insulated tanks. In regasification facilities at the receiving terminal, the LNG is returned to its gaseous state and then shipped by pipeline for distribution to natural gas customers.

         Other tank vessels are used frequently to continue the transportation of refined petroleum products and other energy-related natural resources along the distribution chain after such products have first been transported by another method of transportation, such as a pipeline. Many coastal areas in the U.S. have access to refined petroleum products only by using marine transportation as the last link in their distribution chain. In addition, tank vessel transportation is generally a more cost-effective and energy-efficient means of transporting bulk commodities such as refined petroleum products than transportation by rail car or truck. The carrying capacity of a 100,000 barrel tank barge is the equivalent of approximately 162 average-size rail tank cars and approximately 439 average-size tractor trailer tank trucks. Other tank vessels consist of tankers, which have internal propulsion systems, and tank barges, which do not have propulsion systems and are instead pushed or towed by a tugboat, which are equipped to push, pull or tow tank barges alongside.

         Offshore service vessels are generally used to support offshore oil and gas exploration, development and production and to provide other marine services. The largest class of offshore service vessels are supply vessels (also called workboats), which are capable of transporting drillpipe, drilling fluids and construction materials. Other service vessels include tug/supply vessels, which have more powerful engines and are capable of towing and positioning offshore rigs; crewboats, which transport personnel; special service vessels, including geophysical boats which perform offshore seismic testing functions; and safety vessels, which are available for emergency response services related to oil and gas exploration, drilling and production. Although vessels servicing the offshore oil and gas industry are used to support existing production platforms, incremental vessel demand is largely dependent on new offshore drilling activity associated with new wells or the workover of older wells. Therefore, the demand for offshore service vessels generally correlates with oil and gas prices.

         Coal Companies. Coal companies are engaged in the owning, leasing, managing, production, processing and sale of coal and coal reserves. The primary use for coal is to fuel electric power generation. In calendar year 2002, it is estimated that coal generated 50% of the electricity produced in the U.S. according to the Energy Information Administration, a statistical agency of the U.S. Department of Energy. Coal is also used by steel companies to make products with blast furnaces and by a variety of industrial users to heat and power foundries, cement plants, paper mills, chemical plants and other manufacturing and processing facilities.

         Oil and Gas Exploration and Production ("E&P") Companies. Oil and gas E&P companies are engaged in the extraction and development of oil and gas from onshore and offshore geological reservoirs. As with oil and gas trusts, as an E&P company's underlying oil and gas reserves are produced, the remaining reserves available to the oil and gas trust are depleted and the production declines. Unlike oil and gas trusts, however, E&P companies typically do not distribute much, if any, of their cash flow to investors, instead utilizing such cash flows to explore for, develop and produce additional oil and gas reserves. This exploration and development activity requires drilling new oil and gas wells, which carries the risk of drilling unproductive wells, or dry holes. As a result, E&P companies are exposed to significant operational risk in addition to being exposed to commodity price risks, which affect the price at which they are able to sell the oil and gas they produce, as well as depletion and decline risks. To offset commodity price risks, many E&P companies engage in oil and gas hedging strategies on a regular basis.

         Utility Companies. Utility companies are involved in providing products, services or equipment for the generation, transmission, distribution or sale of electricity, gas or water. Electric utilities, gas utilities (also called local distribution companies or "LDCs") and water utilities deliver electricity, natural gas and water, respectively, to residential, industrial and commercial customers within specific geographic regions and are generally subject to the rules and regulations of federal and/or state agencies. Pursuant to their regulation, electric, gas and water utilities generate profits based on formulas as prescribed by the regulating agency or agencies and, as such, are less sensitive to movements in commodity prices and other macroeconomic factors than non-regulated entities. However, electric utilities and LDCs do generally generate less profits and cash flows during certain periods of abnormal weather conditions (i.e., warmer winters or cooler summers than typical) as the amount of electricity or gas they distribute is negatively affected by such weather events. Additionally, electric, water and gas utilities may own certain non-regulated businesses, including electric generation, oil and gas exploration and production, gas gathering and processing, water and wastewater contract management, and commodity marketing businesses. Electric, gas and water utilities are either owned by public investors or are public systems owned by local governments.

         Master Limited Partnerships. MLPs are limited partnerships whose interests (limited partnership units) are traded on securities exchanges like shares of corporate stock. An MLP consists of a general partner and limited partners. The general partner manages the partnership; has an ownership stake in the partnership, typically a 2% general partner equity interest and perhaps additional common units and subordinated units; and is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions. An MLP typically pays an established minimum quarterly distribution to common unit holders. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. Any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. An incentive distribution to the general partner provides that as the distribution increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership's cash flow and increase distributions to the limited partners. To qualify as an MLP, a partnership must receive at least 90% of its income from qualifying sources such as natural resources activities, interest, dividends, real estate rents, income from sales of real property, gains on sales of assets, income from commodities, and, in limited circumstances, income and gains from futures, forwards or options with respect to commodities. Currently, most MLPs operate in the energy, natural resources, or real estate sectors. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e. corporate level tax and tax on corporate dividends).

         Royalty Trusts and Income Trusts. Royalty trusts are generally structured to own debt and equity of an underlying entity that carries on an active business, or a royalty in revenues generated by the assets thereof. The royalty trust structure was developed to facilitate distributions to investors on a tax-efficient basis. Under Canadian tax laws, a royalty trust generally can reduce its taxable income to zero by paying (or making payable) all of its taxable income (including net realized capital gains) to unitholders, thus avoiding a layer of taxation associated with corporate entities. The royalty trust structure is typically adopted by businesses that require a limited amount of capital in maintaining their property, plant and equipment and that generate stable cash flows. The projected life of distributions and the sustainability of distribution levels tend to vary with the nature of the business underlying a royalty trust. The variety of businesses upon which royalty trusts have been created is broad, both in the nature of the underlying industry and assets and in geographic location.

         Canadian Pipeline Trusts. Canadian pipeline trusts have as their principal underlying business the ownership and operation of pipelines or other energy distribution assets. These trusts typically generate stable cash flow through the levy of fixed rate transportation tolls based on product throughput. The amount of the distributions paid by these trusts varies with the market demand for transportation of product or their distributions systems. While they are generally not as commodity price sensitive as oil and gas trusts, they may be affected by fluctuations in commodity prices in the longer term and are sensitive to the prevailing interest rate levels.

         Canadian Power Trusts. Canadian power trusts have as their principal underlying business the generation and sale of electricity. These trusts generate electricity from a variety of power facilities, including hydro-electric, natural gas and waste heating facilities, and typically sell the electricity produced under long-term fixed price contracts with commercial users of the power or public utilities. As a result, these trusts generally have stable cash flow and distributions, although fluctuations in water flow can impact trusts generating the bulk of their electricity from hydroelectric facilities.

          Oil and Gas Trusts. There are two types of oil and gas trusts: oil and gas royalty trusts having the right to receive royalty income from oil and gas properties and oil and gas income trusts typically having a direct or indirect interest in oil and gas properties (which are only available in Canada). Ideally, long lived hydrocarbon reserves are selected for inclusion in oil and gas trusts due to their modest production decline curves and substantial economic lives. Despite being modest, such production declines tend to be greater in terms of material degradation of the underlying trust asset as compared to the assets included in MLPs and other Canadian royalty trusts. This degradation in the underlying asset base can many times be offset by increasing commodity prices, and, despite such declines in the underlying reserves, certain U.S. oil and gas trusts have been in existence for almost three decades.

         Canadian Oil and Gas Trusts. Canadian oil and gas trusts are able to replace reserves through reserve additions resulting from investment in development drilling activities and/or acquisitions of producing companies with proven reserves of oil and gas. Such investments and acquisitions are funded through the issuance of additional equity or, where the trust is able, the issuance of debt. Successfully replacing reserves enables an oil and gas trust to offset natural production declines to extend the life of the trust and maintain distribution levels and unit prices over time.

         U.S. Oil and Gas Trusts. By their terms, these trusts pay out to unitholders substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves. The amount of distributions paid on oil and gas trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs and, accordingly, can be highly volatile. Moreover, as the underlying oil and gas reserves are produced, the remaining reserves available to the oil and gas trust are depleted and the production declines. U.S. royalty trusts have very little drilling development activity associated with them and do not purchase additional reserves or producing assets. Thus, U.S. royalty trusts last as long as the underlying reserves prove economic to some minimum threshold. Consequently, in many cases, the distributions from U.S. royalty trusts are treated as return of capital to the investor, providing current tax benefits but reducing an investor's tax basis in the units.

Infrastructure Companies

         Infrastructure Companies include both publicly traded and privately held non-governmental entities involved in the development and maintenance of infrastructure assets. Infrastructure assets are typically characterized by some or all of the following attributes:

         o Essential services. Many infrastructure assets are owned or operated by the sole providers of an essential product or service (e.g., water/waste-water, power and transportation services) to a segment of the population, at a given time and cost, and often retain this characteristic for an extended period of time.

         o Monopolistic. Many infrastructure assets are monopolistic or near-monopolistic in nature, thereby providing a strategic competitive advantage. These infrastructure assets may be difficult to replicate due to: exclusive concession periods provided by legislation and/or regulation; natural barriers to entry to the relevant business, planning or environmental restrictions or availability of land; high costs of new development; long-term sales contracts for a significant proportion of production; and other restrictions. A monopoly asset is attractive from an investor's perspective as the monopoly typically provides protection against competitor-induced pricing competition. This helps in the maintenance of operating and profit margins and provides more stability in the earnings stream.

         o Fixed and regulated returns. Monopoly-type market environment may bring access to predictable returns through regulation or long-term contracts. For example, for roads, toll increases may be agreed in advance with government and specified in concession agreements; for energy utilities, revenues may be set by a regulator, typically with reviews at fixed year intervals; and the aeronautical revenues of airports may also be regulated in a similar manner.

         o Leverage on a Fixed Cost Base. Many infrastructure assets are characterized by large levels of capital investment during the development phase of the asset. Once developed, on-going operational-maintenance expenditure may be relatively low and stable. Should this be the case, increases in revenue (for example, due to traffic increases on a toll road asset) may not result in proportionate increases in operating expenditure, thereby increasing free cash flow. Additionally, the economies of scale from leveraging a fixed cost base may provide strategic competitive advantage.

         o Relatively Inelastic Demand. Demand for the products or services provided by many infrastructure assets is often linked to underlying economic or demographic growth. This demand may be more stable and less sensitive to changes in the price of the products or services than products or services provided by other assets. Stable operating cash flows generally result from this attribute and this stability may reduce the overall volatility of investor returns.

         o Inflation Linkage. Infrastructure Companies may have revenues that are linked to inflation, either directly through a regulatory framework or through concession agreements linking price growth to inflation. As a result, in an inflationary period, inflation-driven increases in revenue may result in increased profits for such Infrastructure Companies or mitigate the impact of inflation or inflation-adjusted returns.

         o Long-life Assets. Infrastructure assets may have long economic useful lives and may operate under long-term concessions/agreements. For example, it is not unusual for an airport lease or toll road easement to extend for more than 50 years. The underlying revenue of infrastructure assets may be linked to inflation, sometimes directly through a regulatory framework or through concession agreements linking price growth to inflation.

         Based on the mix of the above-noted characteristics and risk factors, infrastructure assets can be broadly divided into four categories:

         o Assets that are natural or near-natural monopolies and are regulated in the level of the charges imposed or the rate of returns allowed. Certain power and gas transmission, generation and distribution assets fall into this category, along with certain water/waste-water treatment facilities and incumbent local exchange carriers.

         o Assets that depend on a form of user payment for their main revenue source. Examples of assets that fall into this category include toll roads, airports, railways, ports and certain parking lots (e.g., airport related).

         o Assets that provide basic social services to the community, and include schools, hospitals and correction facilities. Depending on the arrangement with government and the regulator, if any, water/waste-water treatment facilities may also be included in this class.

         o Assets that compete in a market for the sale of a product or service and are therefore exposed to market risks (e.g., volatility of prices or competitive pressures). Certain electricity generation, solid waste disposal facilities, city and local parking garages, and certain communication asset classes (e.g., fixed-base wireless transmission towers and broadband television cable) fall into this category, along with certain water/waste-water treatment facilities.

         Infrastructure Companies owning or operating these assets provide transportation corridors and facilities, communications networks, energy distribution systems and pipelines, and institutions that are fundamental to the health of the economy. Infrastructure Companies also include the upstream suppliers of the equipment needed to develop, design, construct and maintain infrastructure assets.

         The Fund intends to invest primarily in Infrastructure Companies involved in the development and maintenance of the North American energy infrastructure networks, including operations and facilities related to the generation, transmission and distribution of energy. The Fund may also consider investments in other infrastructure segments, including communication and transportation infrastructure.

The Fund's Option Strategy

         The Fund will employ a dynamic covered call option strategy in which it will write (sell) call options, including Long-Term Equity AnticiPation Securities ("LEAPS(R)"), against the publicy-traded common stocks held in the Fund's portfolio with strike prices (defined below) and expiration dates (defined below) that are collectively intended to provide risk/reward characteristics that are consistent with the Fund's investment objective. The Sub-Adviser believes that writing (selling) call options will provide the Fund with current income and current gains and may enhance the Fund's total return in a neutral to modestly rising market and provide a partial hedge in a declining market. The Fund will write (sell) covered call options with respect on a substantial portion of the common stocks held in the Fund's portfolio. The extent of option writing activity will depend upon market conditions and the Sub-Adviser's ongoing assessment of the attractiveness of writing call options on the Fund's portfolio securities.

         The Fund may also pursue its option strategy (with respect to up to 25% of its total assets) through writing covered call-on-call option positions In a covered call-on-call strategy, the Fund achieves its long exposure to the underlying stock through the purchase a call option, and simultaneously sells an option on the same security at a different strike price.

         The Sub-Adviser utilizes macroeconomic and sector analytical output to define strategically its longer-term option-writing strategy for the Fund's portfolio, while tactically managing the options portfolio on a daily basis with propriety software.

         When the Fund writes (sells) a call option, it is selling to the buyer (the "option holder") the right, but not the obligation, to purchase a particular asset (e.g., the underlying equity security) from the Fund at a fixed price (the "strike price") on or before a specified date (the "expiration date"). The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call option) or to pay the exercise price upon delivery of the underlying security (in the case of a put option). A call option normally represents the right to purchase 100 shares of the underlying equity security. In exchange for the right to purchase the underlying equity security, the option holder pays a fee or "premium" to the Fund. Call options are generally characterized as American-style options (which may be exercised at any time between the date of purchase and the expiration date) or European-style options (which may be exercised only during a specified period of time just prior to the expiration date).

         There are four items needed to identify any option: (1) the underlying security, (2) the expiration month, (3) the strike price and (4) the type (call or put). For example, the buyer of one ABC June 110 call option at $1.00 has paid to the writer (seller) a premium of $1.00 to acquire the right to purchase 100 shares of ABC at $110 up until the call option's June expiration date. All call options covering ABC are referred to as an "option class." Each individual option with a distinctive trading month and strike price is an "option series."

         The options the Fund intends to write (sell) are considered "covered" because the Fund will own equity securities or other assets against which the options are written (sold). In particular, in the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser as described above. Also, see "-Portfolio Contents-Covered Call-on-Call Option Strategy" below for information regarding coverage requirements for debit spread, credit spread and diagonal spread call options. As a result, the number of call options the Fund can write (sell) is normally limited by the number of equity securities and other assets that can serve to cover the options that the Fund holds in its portfolio. The Fund will not write (sell) "naked" call options; i.e., options representing more shares of the stock than are held in the portfolio or that are otherwise not covered. By writing (selling) covered call options, the Sub-Adviser seeks to generate income and gains, in the form of the premiums received for writing (selling) the call options. The Sub-Adviser will consider several factors when writing (selling) call options, including the overall equity market outlook, sector and/or industry attractiveness, individual security considerations, and relative and/or historical levels of option premiums.

         Writing covered call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation. Based on the Sub-Adviser's dynamic option strategy and its evaluation of market conditions, the Fund may write covered call options with varying option strike prices in relation to the market value of the underlying common stock. The Fund intends primarily to write (sell) call options which are "in-the-money" or "at-the-money." In particular, the Fund will write
(sell) in-the-money call options on non-dividend paying or low-dividend paying common stocks to seek to earn current income and current gains. In-the-money call options are call options with a strike price below the current market price of the underlying equity security and at-the-money call options are options with a strike price equal to the current price of the underlying equity security. The Fund also may write (sell) in-the-money and at-the-money call options as a defensive measure to protect against a possible decline in the underlying equity security.

         The Fund also may write (sell) out-of the-money call options. Out-of-the-money call options are options with a strike price above the current market price of the underlying equity security. In particular, the Fund may write (sell) slightly out-the-money call options on high-dividend paying stocks of companies that the Sub-Adviser believes have strong balance sheets and lower risk profiles than other available stocks. The Sub-Adviser believes that dividends on such stock provide the Fund with certain downside protection. Out-of-the-money options typically will generate lower premium income to the Fund in comparison to in-the-money or at-the-money call options of similar maturity and terms, but offer a greater participation in the potential appreciation in the equity security to the extent of the difference between the strike price and the purchase price of such equity security.

         In implementing a covered call-on-call option strategy, the Fund generally will purchase options that are deep in-the-money and will sell options that are at-the-money, in-the-money or out-of-the-money with the same or different expiration dates as the options sold. The options purchased and sold by the Fund in pursuing a covered call-on-call option strategy will be American-style options.

         As share prices of common stocks held in the Fund's portfolio approach the call option's strike price, there is a greater likelihood that the call option could be exercised by the option holder and the Fund forced to sell the equity security. While this may be beneficial to the Fund in certain circumstances, the Fund intends to minimize undesirable option exercises by entering into covering transactions in which the Fund will purchase call options of the same option series as the written (sold) call option, which has the economic effect of canceling the written (sold) call option. Exercises of call options and the resulting sale of the underlying equity securities could result in less than 80% of the Fund's assets being invested in equity and equity-related securities. In such circumstances, the Fund will make future investments in a manner consistent with restoring the 80% threshold.

         The Fund will write (sell) call options that are generally issued, guaranteed and cleared by The Options Clearing Corporation ("OCC"), a registered clearing corporation. Listed call options are traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange ("NYSE"), Pacific Stock Exchange, Philadelphia Stock Exchange and various other U.S. options exchanges. Conventional listed call options have expiration dates that can generally be up to nine months from the date the call options are first listed for trading. Longer-term call options, such as LEAPS(R), can have expiration dates up to three years from the date of listing. The call options the Fund intends to write (sell) will generally be American-style options, although the Fund may also write (sell) European-style options. In certain limited circumstances in which the illiquidity of a market for a particular option effectively precludes the Fund from writing (selling) a covered call option in a manner consistent with the Fund's investment objective and strategy, the Fund may write (sell) over-the-counter covered calls.

         Currently, options are available on over 2,300 stocks with new listings added periodically. The Fund's Sub-Adviser believes that there exists a large trading volume of options, sufficient to fulfill the Fund's option requirements to fully implement its strategies.

Portfolio Contents

Equity and Equity-Related Securities. Equity and Equity-Related securities in which the Fund may invest include:

         Common Stocks. Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The Fund will employ an option strategy, as described above, of writing covered call options on common stocks.

         Preferred Stocks. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise paid.

         The Sub-Adviser believes that preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company's performance has been poor enough, its preferred stock may trade more like common stock than like other fixed income securities, which may result in above average appreciation if the company's performance improves.

         Convertible Securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

         Hybrid Securities. "Hybrid" securities and instruments, such as stapled securities and various income trust units, include securities and instruments under which the issuers' obligations to pay distributions on the securities and instruments may be linked to profits. Stapled securities typically consist of two or more related securities that are "stapled" together to trade as one unit. Income trusts are generally designed to distribute, in a tax-efficient manner, cash flows from an operating company to the holders of the trust units. Income fund units, stapled securities and other "hybrid" securities are treated as equity securities in this prospectus.

         MLP Equity Securities. Equity securities issued by MLPs currently consist of common units, convertible subordinated units and I-Shares.

         MLP Common Units. MLP common units are typically listed and traded on national securities exchanges, including the New York Stock Exchange ("NYSE") and American Stock Exchange ("AMEX"), and on the NASDAQ National Market. The Fund will typically purchase MLP common units through open market transactions, but may also acquire MLP common units through direct placements. Holders of MLP common units have limited control and voting rights. Holders of MLP common units are entitled to receive minimum quarterly distributions, including arrearage rights, from the MLP. Minimum quarterly distributions to holders of common units must be satisfied before any distributions may be paid to convertible subordinated unit holders or incentive distributions may be paid to the general partner. In the event of a liquidation, common unit holders have preference to the remaining assets of the MLP over subordinated units, but not over debt holders or preferred unit holders.

         MLP Subordinated Units. MLP subordinated units are typically not listed on an exchange nor publicly traded. The Fund will typically purchase MLP subordinated units through negotiated transactions directly with affiliates of MLPs and institutional holders of such shares. Holders of MLP subordinated units are entitled to receive minimum quarterly distributions after payments to holders of common units have been satisfied and prior to incentive distributions to the general partner. MLP subordinated units do not provide arrearage rights. Subordinated units typically have limited voting rights similar to those common units. A common type of MLP subordinated unit is the convertible subordinated unit, which is convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.

         MLP Preferred Units. MLP preferred units are typically not listed on an exchange or publicly traded. The Fund will typically purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

         MLP General Partner Interests. General partner interests of MLPs are typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. A holder of general partner interests can be liable in certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights in, and in many cases control over, the operations of the MLP. General partner interests are not publicly traded, but may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of an MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically receive incentive distribution rights, which provide them with a larger proportionate share of the aggregate MLP cash distributions as the distributions increase. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unit holders choose to remove the general partner, typically with a supermajority vote by limited partner unit holders.

         I-Shares. I-Shares represent an ownership interest issued by an MLP Affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares, in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE or the AMEX. In addition to I-Shares, the Fund may also purchase equity securities of MLP Affiliates, including the general partners of MLPs.

         Restricted Securities. The Fund may invest up to 40% of its total assets in unregistered or otherwise restricted securities. "Restricted securities" are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions.

         In connection with its investments in restricted securities generally, the Fund may invest up to 20% of its total assets in restricted securities issued by non-public companies. In some instances, such investments may be made with the expectation that the assets of such non-public company will be contributed to a newly-formed MLPs or sold to or merged with an existing MLP in the future.

         Debt Securities. The Fund may invest a total of up to 20% of its total assets in debt securities, including debt securities rated below investment grade (that is, rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another statistical rating organization, or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality). The Fund may invest in debt securities which provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-king and auction rate features. The Fund may invest in debt securities of any maturity. Certain bonds are "perpetual" in that they have no maturity date. The Fund will typically purchase below investment grade securities which, at the time of acquisition, are rated as least B3 by Moody's, B- by S&P, comparably rated by another statistical rating organization, or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. If a debt security purchased by the Fund, which satisfied the Fund's minimum rating criteria at the time of purchase, is subsequently downgraded below such rating, the Fund will not be required to sell such security. In the event of a such a downgrade, the Sub-Adviser will consider what action to take in the best interest of the Fund and its shareholders.

         Royalty Trusts. The Fund may invest in royalty trusts. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to shareholders as distributions. Royalty trusts have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.

         Foreign Securities. While the Fund will invest primarily in equity and equity-related securities of U.S. corporations or U.S. dollar-denominated securities of foreign issuers, in each case traded on a U.S. securities exchange, the Fund may also invest up to [ ]% of its total assets in non-U.S. dollar denominated securities of foreign issuers.

         Covered Call Options. The Fund will write (sell) covered call options, including LEAPS(R), against the equity securities held in the Fund's portfolio with strike prices and expiration dates that are collectively intended to provide risk/reward characteristics that are consistent with the Fund's investment objective. Under normal market conditions, the Fund will write (sell) covered call options on a substantial portion of the equity securities in the Fund's portfolio. The Sub-Adviser believes that writing (selling) call options will provide the Fund with current income and current gains and may enhance the Fund's total return in a neutral to modestly rising market and provide a partial hedge in a declining market.

         Covered Call-on-Call Option Strategy. The Fund's call option strategy may also include (with respect to up to 25% of its total assets) covered call-on-call option positions. In a covered call-on-call option strategy, the Fund purchases an option and simultaneously sells an option on the same security at a different strike price. In implementing such strategy, the Fund generally will purchase options that are deep in-the-money and will sell options that are at-the-money, in-the-money or out-of-the-money with the same or different expiration dates as the options sold. The options purchased and sold by the Fund in pursuing a covered call-on-call option strategy typically will be American-style options.

         The call-on-call option positions in which the Fund will invest are sometimes referred to as debit spreads and credit spreads and may include diagonal spreads. When the Fund engages in debit and credit spreads, the Fund simultaneously sells and purchases options having the same expiration date on the same underlying security. The term "debit" in debit spreads refers to the fact that the Fund will pay a higher premium for the option it purchases than it receives for the option it writes. In so doing, the Fund hopes to realize income and gains from favorable market price movements in relation to the exercise price of the option it holds. The Fund's maximum potential profit would be equal to the difference between the two exercise prices, less the net premium paid. The Fund's maximum potential loss would be limited to the net premium paid for the spread. The term "credit" in credit spreads refers to the fact that the Fund will receive more in premiums for the option it writes than it will pay for the option it purchases. In so doing, the Fund hopes to realize income and gains in the form of premiums. The Fund's maximum potential profit would be equal to the net premium received for the spread. The Fund's maximum potential loss would be limited to the difference between the two exercise prices, less the net premium received.

         In a debit call spread, the Fund will sell a call option on an underlying security with a certain exercise price and simultaneously purchase a call option on the same underlying security with an exercise price that is no greater than that of the call option sold. In a debit put spread, the Fund will sell a put option on an underlying security with a certain exercise price and simultaneously purchase a put option on the same underlying security with an exercise price that is no lower than that of the put option sold. In these two situations, the option purchased and held by the Fund to serve to cover the option written by the Fund. The Fund will use American-style options to implement these debit call spreads and debit put spreads and American-style options will be used to cover the position.

         In a credit call spread, the Fund will sell a call option on an underlying security and simultaneously purchase a call option on the same underlying security having the same expiration date as the call option sold. However, in contrast to a debit call spread, the exercise price of the purchased call option will be greater than the exercise price of the call option sold. In a credit put spread, the Fund will sell a put option on an underlying security with a certain exercise price and simultaneously purchase a put option on the same underlying security having the same expiration date, but with an exercise price lower than that of the put option sold. In these cases, in addition to holding the purchased call or put option, the Fund will set aside cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees) in a segregated account with its custodian equal to the difference between the exercise prices of the two options. The Fund will use American-style options to implement these credit call spreads and credit put spreads and will use American-style options in combination with the segregation of assets to cover the position as described in this paragraph.

         When the Fund engages in diagonal spreads, the Fund sells and purchases options with different exercise prices and different expiration dates. For example, in a debit call diagonal spread, the Fund would sell a call option on an underlying security with a certain exercise price and expiration date and simultaneously purchase a call option on the same underlying security with an exercise price no greater than that of the call option sold and having an expiration date later than that of the call option sold. In a debit put diagonal spread, the Fund would sell a put option on an underlying security with a certain exercise price and expiration date and simultaneously purchase a put option on the same underlying security with an exercise price that is no lower than that of the put option sold and having an expiration date later than that of the put option sold. The Fund will use American-style options to implement the debit diagonal spreads described in this paragraph, and the option purchased and held by the Fund serves to cover the option sold by the Fund.

         In a credit call diagonal spread, the Fund would sell a call option on an underlying security at a certain exercise price and with a certain expiration date and simultaneously purchase a call option on the same underlying security with an exercise price that is greater than that of the call option sold and with an expiration date later than that of the call option sold. In a credit put diagonal spread, the Fund would sell a put option on an underlying security at a certain exercise price and with a certain expiration date and simultaneously purchase a put option on the same underlying security with an exercise price that is lower than that of the put option sold and with an expiration date later than that of the put option sold. In these cases, in addition to holding the purchased put or call option, the Fund will set aside cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees) in a segregated account with its custodian equal to the difference between the exercise prices of the two options. The Fund will use American-style options to implement credit diagonal spreads.

         Writing Covered Put Options. The Fund may write (sell) covered put options on up to 20% of its total assets to seek to earn income and gains. Put options are contracts that give the holder of the option, in return for the payment of a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. A put option on a security written by the Fund is "covered" if the Fund segregates assets determined to be liquid by the Sub-Adviser as described above equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees). See "-Covered Call-on-Call Option Strategy" above for information regarding covering debit spread and credit spread put options.

         Purchasing Put Options. To offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options on certain exchanged traded funds ("ETFs") that trade like common stocks but represent certain market indices that correlate with the mix of common stocks held in the Fund's portfolio.

Temporary Defensive Investments

         Under normal market conditions, the Fund will pursue an integrated investment strategy in which the Fund will at least 80% of its total assets in a portfolio of equity and equity-related securities of Energy Companies and Infrastructure Companies, and on an ongoing and consistent basis, write (sell) covered call options on a substantial portion of the equity securities held in the Fund's portfolio. However, when a temporary defensive posture is believed by the Sub-Adviser to be warranted ("temporary defensive periods"), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest, to the extent permitted by applicable law, in shares of money market mutual funds, which, under current law, in the absence of an exemptive order will not be affiliated with the Investment Adviser or the Sub-Adviser. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. See "Investment Restrictions" in the Fund's SAI. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser and Sub-Adviser, with respect to assets so invested. See "Management of the Fund." The Fund may not achieve its investment objective during temporary defensive periods.

Certain Other Investment Practices

         Strategic Transactions and Derivatives. In addition to the option strategies described above under "-Portfolio Contents," and the interest rate transactions described below under "Interest Rate Transactions," the Fund may, but is not required to, utilize certain strategies for purposes such as seeking to hedge various market risks inherent in the Fund's portfolio, or to manage the effective maturity or duration of income-producing securities in the Fund's portfolio. These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon and enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Certain of these Strategic Transactions, such as options and futures contracts, are described briefly below. For a more complete discussion of the Fund's investment practices involving Strategic Transactions in derivatives and certain other investment techniques, see "Investment Objective and Policies-Other Derivative Instruments" in the Fund's SAI.

         Futures Contracts and Options on Futures. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices or U.S. government securities.

         When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

         Short Sales. Although the Fund has no present intention of doing so, the Fund is authorized to make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. Also, the market value of the securities sold short of any one issuer will not exceed either 10% of the Fund's total assets or 5% of such issuer's voting securities. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Sub-Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser, the Sub-Adviser or any of their affiliates.

         Other Investment Companies. The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will primarily be in ETFs. In addition, to seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options or put option debit spreads (where another put option at a lower strike price is sold to offset the cost of the first put option) on certain ETFs that trade like common stocks but represent certain market indices that correlate with the mix of common stocks held in the Fund's portfolio. The Sub-Adviser generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds from this offering of Common Shares or during periods when there is a shortage of attractive securities available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage and will therefore be subject to additional risks. As described in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to holders of common stock in such leveraged investment companies will tend to fluctuate more than the yield generated by unleveraged shares.

         Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets.

         If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. See "Investment Objective and Policies-Loans of Portfolio Securities" in the Fund's SAI.

Portfolio Turnover

         The Fund will buy and sell securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. Under normal market conditions, the Fund anticipates that its annual portfolio turnover rate will not exceed _%.

Investment Restrictions

         The Fund has adopted certain other investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as defined in the 1940 Act (and preferred shares, if any, voting together as a single class). See "Investment Restrictions" in the SAI for a complete list of the fundamental investment policies of the Fund.

                           USE OF FINANCIAL LEVERAGE

         The Fund may seek to enhance the level of its current distributions by the use of financial leverage through the issuance of preferred shares ("Preferred Shares"), through borrowing or the issuance of commercial paper or other forms of debt ("Borrowings") or through a combination of Preferred Shares and Borrowings (collectively, "Financial Leverage"). The aggregate amount of Financial Leverage, if any, is not expected to exceed _% of the Fund's total assets after such issuance; however, the Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act. The Fund may also utilize Borrowings in excess of such limit for temporary purposes such as the settlement of transactions. So long as the net rate of return on the Fund's investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of the Fund's Common Shares. Any use of Financial Leverage must be approved by the Fund's Board of Trustees. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

Borrowings

          As noted above, the Fund is authorized to borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as the settlement of transactions. Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or engage in other Borrowings unless, immediately after the Borrowing, the value of the Fund's total assets less liabilities other than the principal amount represented by commercial paper, notes or other Borrowings, is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the principal amount represented by Borrowings, is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or other Borrowings to the extent necessary to maintain the required asset coverage.

         The terms of any such Borrowings may require the Fund to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender. Any such requirements would increase the cost of such Borrowings over the stated interest rate. Such lenders would have the right to receive interest on and repayment of principal of any such Borrowings, which right will be senior to those of the Common Shareholders. Any such Borrowings may contain provisions limiting certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Any Borrowings will likely be ranked senior or equal to all other existing and future Borrowings of the Fund. If the Fund utilizes Borrowings, the Common Shareholders will bear the offering costs of the issuance of any Borrowings, which are currently expected to be approximately _% of the total amount of an offering of Borrowings.

         Certain types of Borrowings subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Borrowings issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

         The 1940 Act grants to the lenders to the Fund, under certain circumstances, certain voting rights in the event of default in the payment of interest on or repayment of principal. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

Preferred Shares

         Any offering of Preferred Shares is subject to market conditions and the Fund's receipt of a top credit rating on the Preferred Shares from one or more Nationally Recognized Statistical Rating Organizations ("NRSROs") (most likely Moody's and/or Fitch Ratings ("Fitch")). The Fund presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's or Fitch. See "Appendix A--Ratings of Investments" in the Statement of Additional Information.

         Because the aggregate liquidation preference of Preferred Shares would have a senior claim on the assets of the Fund, changes in the value of the Fund's portfolio securities and costs attributable to Preferred Shares, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the Financial Leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. Under the 1940 Act, the Fund may not issue Preferred Shares unless, immediately after such issuance, it has an "asset coverage" of at least 200%. For these purposes, "asset coverage" means the ratio of (i) total assets less all liabilities and indebtedness not represented by "senior securities" to (ii) the amount of "senior securities representing indebtedness" plus the "involuntary liquidation preference" of the Preferred Shares. "Senior security" means any bond, note, or similar security evidencing indebtedness and any class of shares having priority over any other class as to distribution of assets or payment of dividends. "Senior security representing indebtedness" means any "senior security" other than equity shares. The "involuntary liquidation preference" of the Preferred Shares is the amount that holders of Preferred Shares would be entitled to receive in the event of an involuntary liquidation of the Fund in preference to the Common Shares.

         In addition, the Fund is not permitted to declare any dividend (except a dividend payable in Common Shares), or to declare any other distribution on its Common Shares, or to purchase any Common Shares, unless the Preferred Shares have at the time of the declaration of any such dividend or other distribution, or at the time of any such purchase of Common Shares, an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary to maintain asset coverage of any Preferred Shares of at least 200%.

         If Preferred Shares are outstanding, two of the Fund's Trustees will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Trustees of the Fund will be elected by Common Shareholders and Preferred Shares voting together as a single class. In the unlikely event the Fund failed to pay dividends on Preferred Shares for two years, Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

         The Fund may be subject to certain restrictions imposed by guidelines of one or more NRSROs that may issue ratings for Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these guidelines will impede the Adviser or the Investment Sub-Adviser, as the case may be, from managing the Fund's assets in accordance with the Fund's investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the guidelines required by the NRSROs would impede its ability to meet its investment objective, or if the Fund is unable to obtain its desired rating on Preferred Shares (expected to be AAA/Aaa), the Fund will not issue Preferred Shares.

Effects of Financial Leverage

         Assuming (1) that the proceeds from the issuance of debt represent in the aggregate approximately _% of the Fund's total assets after such Financial Leverage, and (2) the Fund will pay interest with respect to such debt at an annual average rate of _%, then the incremental income generated by the Fund's portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately _% to cover such interest specifically related to the debt. Of course, these numbers are merely estimates used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate estimated above.

             The following table is furnished pursuant to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund's investment portfolio returns will be. The table further reflects the issuance of Financial Leverage representing approximately _% of the Fund's total assets after such issuance and the Fund's currently projected dividend rate of _%. See "Risks" and "Use of Financial Leverage." The table does not reflect any offering costs of Common Shares or Borrowings.


Assumed portfolio total return                              (10.00)%     (5.00)%    0.00%      5.00%      10.00%

Common Share total return                                       _%          _%         _%         _%         _%


         Common Share total return is composed of two elements--the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund's net investment income after paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Fund's portfolio and not the performance of the Fund's Common Shares, the value of which will be determined by market and other factors.

         During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund's managed assets which may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders. Because the Financial Leverage costs will be borne by the Fund at a specified rate, only the Fund's Common Shareholders will bear the cost of the Fund's fees and expenses.

         Unless and until the Fund utilizes Financial Leverage, the Common Shares will not be leveraged and this section will not apply.

                          INTEREST RATE TRANSACTIONS

         In connection with the Fund's anticipated use of Financial Leverage, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty's paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund's variable rate payment obligation on Fund's Financial Leverage. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund's Financial Leverage.

         The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

         The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund's receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will treat such amounts as illiquid.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate instruments could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and could thus result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Shares by limiting the Fund's maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the Financial Leverage that the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of entering into swaps or caps other than as described in this Prospectus. The Fund would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's Financial Leverage.

         Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the costs of the Financial Leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

         Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Sub-Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Sub-Adviser will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

         In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

         The Fund may choose or be required to redeem some or all Fund Preferred Shares or prepay any Borrowings. Such a redemption or prepayment would likely result in the Fund's seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

         The Fund may also purchase and sell futures contracts and options on futures contracts to hedge interest rate risk. A futures contract is a two-party agreement to buy or sell a specified amount of a specified security, such as U.S. Treasury securities, for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times when a futures contract is outstanding. The Fund may sell futures contracts as an offset against the effect of expected increases in interest rates and may purchase futures contracts as an offset against the effect of expected declines in interest rates. The Fund will enter into futures contracts only if they are traded on domestic futures exchanges and are standardized as to maturity date and underlying financial instrument.

         The Fund will purchase or sell options on futures contracts only to hedge interest rate risks. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures contract margin account. If the Fund sells ("writes") options on futures contracts, it will segregate cash or liquid securities in an amount necessary to cover its obligations under the option and will mark such amounts to market daily.

                                     RISKS

         Investors should consider the following risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

No Operating History

         The Fund is a newly organized, diversified, closed-end management investment company with no operating history.

Not a Complete Investment Program

         The Fund is intended for investors seeking a high level of current income and current gains and, to a lesser extent, capital appreciation over the long term. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each Common Shareholder should take into account the Fund's investment objective as well as the Common Shareholder's other investments when considering an investment in the Fund.

Investment and Market Risk

         An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of those securities may fluctuate, sometimes rapidly and unpredictably. The value of the securities owned by the Fund will affect the value of the Common Shares. At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

Equity and Equity-Related Securities Risks

         A principal risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. Stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

         Common Stock Risks. Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Also, the price of common stock of an issuer is sensitive to general movements in the stock market. A drop in the stock market may depress the price of most or all of the common stocks held by the Fund.

         Preferred and Hybrid Securities Risks. The Fund may also invest in preferred stock and hybrid securities, which may have special risks. Preferred and hybrid securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred or hybrid security that is deferring its distributions, the Fund may be required to report income for tax purposes even though it has not yet received such income. Some preferred and hybrid securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the Fund's Total Assets may include investments in non-cumulative preferred or hybrid securities, under which the issuer does not have an obligation to make up any arrears to its Stockholders. Should an issuer of non-cumulative preferred or hybrid securities held by the Fund determine not to pay dividends on such a security, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred securities in which the Fund invests will be declared or otherwise made payable or paid. Preferred and hybrid securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than more senior debt instruments. Because preferred stock and hybrids are generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of such instruments than senior debt securities with similarly stated yield characteristics. Preferred and hybrid securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Generally, preferred and hybrid security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the security holders generally may elect a number of directors to the issuer's board. Generally, once all the arrears have been paid, the security holders no longer have voting rights. In certain varying circumstances, an issuer of preferred or hybrid securities may redeem the securities prior to a specified date. For instance, for certain types of preferred or hybrid securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

         Covertible Securities Risks. The Fund may invest in convertible securities. Convertible fixed income securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. The Fund may invest in convertible securities of any maturity and will determine whether to hold, sell or convert any security in which it has invested depending upon the Sub-Advisers' outlook for the market value for such security and the security into which it converts.

Concentration Risk

         The Fund will invest a substantial portion of it assets in companies in the energy and infrastructure sectors of the economy. Such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy or infrastructure sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy and infrastructure sectors of the economy may lag the performance of other sectors or the broader market as a whole.

Energy Sector Risks

         As a result of the Fund's investment in Energy Companies and Infrastructure Companies involved in energy infrastructure, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting the energy sector. There are several risks associated with investments in companies operating in the energy sector, including the following:

         Commodity Price Volatility Risk. Companies operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy-consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries ("OPEC"); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices.

         Supply and Demand Risk. Companies operating in the energy sector may be impacted by the levels of supply and demand for energy commodities. Companies operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; or increased commodity prices.

         Depletion Risk. Companies engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities, or exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

         Regulatory Risk. The energy sector is highly regulated. Companies operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Examples of governmental regulations which impact companies operating in the energy sector include regulation of the construction, maintenance and operation of facilities, environmental regulation, worker safety regulation, labor regulation, trade regulation and the regulation of the prices charged for products and services. Compliance with these regulations is enforced by numerous governmental agencies and authorities through administrative, civil and criminal penalties. Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of companies operating in the energy sector.

         Acquisition Risk. MLPs owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to enhance distributions to unit holders. The ability of such MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions.

         Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of companies operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of companies operating in the energy sector in which the Fund invests.

         Catastrophic Event Risk. Companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss or life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of companies operating in the energy sector. Companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies' financial conditions and ability to pay distributions to shareholders.

Infrastructure Sector Risk

         Infrastructure Companies are typically subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdowns and surplus capacity, increased competition from other providers of services, uncertainties concerning the cost of energy and the effects of energy conservation policies.

         Regulatory Risk. Infrastructure Companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

         Technology Risk. This risk arises where a change could occur in the way a service or product is delivered rendering the existing technology obsolete. While the risk could be considered low in the infrastructure sector given the massive fixed costs involved in constructing assets and the fact that many infrastructure technologies are well established, any technology change that occurs over the medium term could threaten the profitability of an Infrastructure Company. If such a change were to occur, these assets have very few alternative uses should they become obsolete.

         Regional or Geographic Risk. This risk arises where an Infrastructure Company's assets are not moveable. Should an event that somehow impairs the performance of an Infrastructure Company's assets occur in the geographic location where the issuer operates those assets, the performance of the issuer may be adversely affected.

         Through-put Risk. The revenue of many Infrastructure Companies may be impacted by the number of users who use the products or services produced by the Infrastructure Companies' assets. Any change in the number of users may negatively impact the profitability of the issuer.

         Project Risk. To the extent the Fund invests in Infrastructure Companies dependent to a significant extent on new infrastructure projects, the Fund may be exposed to the risk that the project will not be completed within budget, within the agreed time frame or to agreed specifications. Each of these factors may adversely affect the Fund's return from that investment.

         Strategic Asset Risk. Infrastructure Companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. The very nature of these assets could generate additional risk not common in other industry sectors. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or political actions. Given the essential nature of the products or services provided by Infrastructure Companies, there is also a higher probability that the services provided by such issuers will be in constant demand. Should an Infrastructure Company fail to make such services available, users of such services may incur significant damage and may, due to the characteristics of the strategic assets, be unable to replace the supply or mitigate any such damage, thereby heightening any potential loss.

         Interest Rate Risk. Infrastructure assets can be highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets more significantly than other assets in some instances. The structure and nature of the debt encumbering an Infrastructure Asset may therefore be an important element to consider in assessing the interest risk of the infrastructure asset. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including the manner in which they affect returns to equity holders) are crucial factors in assessing any interest rate risk. Due to the nature of infrastructure assets, the impact of interest rate fluctuations may be greater for Infrastructure Companies than for the economy as a whole in the country in which the interest rate fluctuation occurs.

         Inflation Risk. Many companies operating in the infrastructure sector may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of Infrastructure Companies may decline in value in times of higher inflation rates. The prices that an Infrastructure Company is able to charge users of its assets may be linked to inflation, whether by government regulation, contractual arrangement or some other factor. In this case, changes in the rate of inflation may affect the forecast profitability of the Infrastructure Company.

         Operation Risk. The long-term profitability of an Infrastructure Company may be partly dependent on the efficient operation and maintenance of its infrastructure assets. Should an Infrastructure Company fail to efficiently maintain and operate the assets, the Infrastructure Company's ability to maintain payments of dividends or interest to investors may be impaired. The destruction or loss of an Infrastructure Asset may have a major impact on the Infrastructure Company. Failure by the Infrastructure Company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.

         Customer Risk. Infrastructure Companies can have a narrow customer base. Should these customers or counterparties fail to pay their contractual obligations, significant revenues could cease and not be replaceable. This would affect the profitability of the Infrastructure Company and the value of any securities or other instruments it has issued.

         Energy Sector Risks. Many Infrastructure Companies in which the Fund may invest are involved in the development and maintenance of the North American energy infrastructure network, and thus are also subject to the risks applicable to companies operating in the Energy Sector described herein.

Risks Associated With Options on Securities

         There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

         The number of call options the Fund can write is limited by the amount of Fund assets that can cover such options, and further limited by the fact that call options represent 100 share lots of the underlying common stock. The Fund will not write "naked" or uncovered call options. Furthermore, the Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser and the Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund's potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

         To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Call Option Writing Risks

         As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

Risks of Investing in MLP Units

         An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

         Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. Were their parent or sponsor entities to fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

         The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity's operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity's operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period.

Tax Risks of Equity Securities of MLPs

         As a result of the unique characteristics of MLP investments, the Fund will be subject to certain tax related risks.

         MLP Tax Risk. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership's income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income taxation purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which would likely cause a substantial decline in the value of the Common Shares.

         Tax Law Change Risk. Changes in the tax laws, or interpretations thereof, could adversely affect the Fund, the MLPs in which the Fund invests and/or the Fund's shareholders. For example, if as a result of a change in the tax laws MLPs are required to be treated as corporations rather than a partnerships for tax purposes, MLPs would be subject to entity level tax at corporate tax rates and any distributions received by the Fund from an MLP would be treated as dividend income to the extent it was attributable to the MLP's current or accumulated earnings and profits. Such treatment would negatively impact the amount and tax characterization of distributions received by the Fund's shareholders.

Small Capitalization Risks

         The Fund may invest in securities of MLPs and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and other issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.


Restricted Securities Risks

         The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiation between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.

Income Risk

         The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of the Fund's portfolio holdings of preferred securities and debt securities may decline which then may adversely affect the Fund's distributions on Common Shares as well.

Liquidity Risk

         MLP common units, MLP I-Shares and equity securities of MLP affiliates and other issuers often trade on national securities exchanges, including the NYSE and the AMEX, and on the NASDAQ National Market. However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently. The market movements of such securities with limited trading volumes may be more abrupt or erratic. As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like and may be limited in its ability to make alternative investments.

Valuation Risk

         Market prices generally will be unavailable for some of the Fund's investments, including MLP subordinated units, direct ownership of general partner interests and restricted or unregistered securities of certain MLPs and private companies. The value of such securities will be determined by fair valuations determined by the Board of Trustees or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Trustees. Proper valuation of such securities may require more reliance on the judgment of the Sub-Adviser than for valuation of securities for which an active trading market exists. In order to calculate taxable income allocable to MLP units and the associated deferred tax liability for the purposes of financial statement reporting and determining the Fund's net asset value, the Fund will rely on information provided by the MLPs issuing such units, which may not be timely. As more information becomes available, the Fund will refine its estimates and assumptions regarding its deferred tax liability, which would likely cause the net asset value of the Fund to fluctuate.

Interest Rate Risk

         Interest rate risk is the risk that fixed income securities, such as preferred and debt securities, and certain equity securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The net asset value and market price of the Common Shares will tend to decline as a result of the Fund's investment in such securities if market interest rates rise.

         During periods of declining interest rates, the issuer of a fixed-income security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

         In typical interest rate environments, prices of fixed income securities with longer maturities generally fluctuate more in response to changes in interest rates than do the prices of fixed income securities with shorter-term maturities. Because the Fund may invest a portion of its assets in fixed-income securities without regard to their maturities, to the extent the Fund invests in fixed income securities with longer maturities, the net asset value and market price of the Common Shares would fluctuate more in response to changes in interest rates than if the Fund were to invest such portion of its assets in shorter-term fixed income securities.

         Market interest rates for investment grade fixed income securities in which the Fund may invest are significantly below historical average rates for such securities. Interest rates below historical average rates may result in increased risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and may increase the degree to which asset values may decline in such events.

Lower Grade Securities Risk

         The Fund may invest in fixed-income securities rated below investment grade (that is, rated Ba or lower by Moody's; BB or lower by S&P; comparably rated by another statistical rating organization; or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality), which are commonly referred to as "junk bonds." Investment in securities of below-investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for debt securities of below-investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities.

Foreign Securities Risk

         While the Fund will invest primarily in equity and equity-related securities of U.S. corporations or U.S. dollar-denominated securities of foreign issuers, in each case traded on a U.S. securities exchange, the Fund may also invest up to [15]% of its total assets in non-U.S. dollar denominated securities of foreign issuers. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. Moreover, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

         There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

         The Fund's investments in securities of foreign issuers may include investments in ADRs. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Derivatives Risk

         In addition to the Fund's writing of covered call option, the risks of which are described above, the Sub-Adviser may, but is not required to, utilize futures contracts, options and over-the-counter derivatives contracts for hedging, risk management and other portfolio management purposes. Participation in options or futures markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than the risks described above related to the Fund's covered call strategy). If the Sub-Adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, futures contracts and options on futures contracts and securities indices include:

         - dependence on the Sub-Adviser's ability to predict correctly movements in the direction of interest rates and securities prices;

         - imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged;

         - the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

         - the possible absence of a liquid secondary market for any particular instrument at any time;

         - the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

         - the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and

         -   the creditworthiness of counterparties.

         Futures Transactions. The Fund may invest without limit in futures contracts. Futures and options on futures entail certain risks, including but not limited to the following:

         - no assurance that futures contracts or options on futures can be offset at favorable prices;

         - possible reduction of the return of the Fund due to the use for hedging;

         - possible reduction in value of both the securities hedged and the hedging instrument;

         - possible lack of liquidity due to daily limits on price fluctuations;

         - imperfect correlation between the contracts and the securities being hedged; and

         - losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

         Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Fund Distribution Risk

         Pursuant to its distribution policy, the Fund intends to make regular quarterly distributions on its Common Shares. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund's ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund's net investment company income and net realized capital gain for that year, the excess will generally constitute a return of capital. Such return of capital distributions generally are tax-free up to the amount of a Common Shareholder's tax basis in the Common Shares (generally, the amount paid for the Common Shares). See "Taxation." In addition, such excess distributions will decrease the Fund's total assets and may increase the Fund's expense ratio.

Market Discount Risk

         Whether investors will realize gains or losses upon the sale of Common Shares of the Fund will depend upon the market price of the Common Shares at the time of sale, which may be less or more than the Fund's net asset value per share. Since the market price of the Common Shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values, and the Fund's Common Shares may trade at such a discount. This risk may be greater for investors expecting to sell their Common Shares of the Fund soon after completion of the public offering. The Common Shares of the Fund were designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Portfolio Turnover Risk

         The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed ?% under normal circumstances. However, to the extent options written (sold) by the Fund are exercised or covered, the Fund's portfolio turnover rate will increase. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. See "Taxation."

Tax Risk

         Covered call option premiums will be treated by the Fund as either short-term or long-term capital gain or loss, depending on whether the call option expires, is exercised or cancelled pursuant to a covering transaction, and the timing of such transaction. Thus, the Fund cannot assure you as to any level of any regular quarterly distributions of net investment income (income other than net long-term capital gain) that will be treated as ordinary income, cannot assure you as to any level of capital gain distributions and cannot assure you as to any ratio of regular quarterly distributions to capital gain distributions. In addition, there can be no assurance as to the percentage of distributions on the Common Shares that will qualify for taxation to individual Common Shareholders as "qualified dividend income." Qualified dividend income received by individual Common Shareholders is taxed at long-term capital gains rates (currently at a maximum rate of 15%) provided certain holding period and other requirements are satisfied by the recipient Common Shareholders. The special tax treatment afforded to qualified dividend income is set to end as of December 31, 2008 (assuming such special tax treatment is not repealed by Congress on or prior to such date). Higher tax rates will apply beginning in 2009 unless further legislative action is taken by Congress. See "Taxation."

Royalty Trust Risk

         The Fund may invest up to 10% of its total assets in royalty trusts. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs, including cash flow risk, depletion risk and commodity price volatility risk.

Other Investment Companies Risks

         The Fund may invest up to 10% of the its total assets in securities of other open- or closed-end investment companies, including ETFs, that invest primarily in securities of the types in which the Fund may invest directly. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this prospectus.

Financial Leverage Risk

         Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund's return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used.

         Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value and market price of and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Financial Leverage that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.

         It is also possible that the Fund will be required to sell assets, possibly at a loss, in order to redeem or meet payment obligations on any leverage. Such a sale would reduce the Fund's net asset value and also make it difficult for the net asset value to recover. The Fund in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

         Because the fees received by the Adviser and Sub-Adviser are based on the Managed Assets (as defined in this Prospectus) of the Fund (including the proceeds of any Financial Leverage), the Adviser and Sub-Adviser have a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

Interest Rate Transactions Risk

         The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund. See "Interest Rate Transactions."

Non-Diversified Status

         The Fund will be a non-diversified investment company under the 1940 Act . Accordingly, the Fund may invest a greater portion of its amounts in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's Common Shares.

Management Risk

         The Fund is subject to management risk because it is an actively managed portfolio. In acting as the Fund's Sub-Adviser of its portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Current Developments Risks

         As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. Securities Markets were closed for a four-day period. These terrorists attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges , credit risk, inflation and other factors relating to the Common Shares.

Anti-Takeover Provisions

         The Fund's Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See "Anti-Takeover and Other Provisions in the Fund's Governing Documents."

                            MANAGEMENT OF THE FUND

Trustees and Officers

         The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Investment Adviser and the Sub-Adviser. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

The Investment Adviser

         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company, with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. Pursuant to the Advisory Agreement, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of the Fund's Sub-Adviser, provides personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates. The Investment Adviser acts as investment adviser to other recently organized closed-end investment companies. Claymore Securities, Inc., an affiliate of the Investment Adviser and one of the Underwriters, acts as servicing agent to various investment companies and specializes in the creation, development and distribution of investment solutions for advisers and their valued clients.

         As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to _% of the Fund's average daily Managed Assets (from which the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to _% of the Fund's average daily Managed Assets). "Managed Assets" of the Fund means the total assets of the Fund, including the assets attributable to the proceeds from any financial leverage, minus liabilities, other than liabilities related to any financial leverage.

The Sub-Adviser

         Fiduciary Asset Management, LLC acts as the Fund's sub-adviser pursuant to a sub-advisory agreement among the Fund, the Investment Adviser and the Sub-Adviser (the "Sub-Advisory Agreement"). The Sub-Adviser is a Missouri limited liability company, located at 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105, and is a registered investment adviser and serves as investment adviser or portfolio supervisor to investment portfolios with approximately _? billion in assets as of _, 2005, including three other closed-end investment companies, one of which focuses its investments in a covered call strategy.

         The Sub-Adviser was founded as an independent investment firm in 1994. The Sub-Adviser invests in a broad range of equity, hedged equity, master limited partnership, and fixed income securities for institutional and high net worth clients, including Fortune 500 companies, public pensions and large endowments and foundations.

         As compensation for its services, the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to _% of the Fund's average daily Managed Assets.

         Pursuant to the Sub-Advisory Agreement, the Sub-Adviser, under the supervision of the Fund's Board of Trustees, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

         Charles D. Walbrandt, Chief Executive Officer and Chief Investment Officer of the Sub-Adviser, founded the Sub-Adviser in 1994. From 1974 though 1994, Mr. Walbrandt served in various capacities with General Dynamics Corporation, including Corporate Vice President, Trust Investment and Treasurer. While at General Dynamics, Mr. Walbrandt created the internal investment department in 1983, designed the investment management process and managed both equity and fixed income portfolios. Mr. Walbrandt holds a B.S. degree in economics from the University of Wisconsin, a M.B.A. in finance from St. Louis University and is a Chartered Financial Analyst. Fiduciary Asset Management, LLC is controlled by Mr. Walbrandt.

Portfolio Management

         Fiduciary Asset Management, LLC's investment committee includes Charles D. Walbrandt, Wiley D. Angell, Mohammad Riad, James J. Cunnane Jr. and Joseph E. Gallagher. Mohammed Riad and James J. Cunnane Jr. serve as co-portfolio managers for the Fund and are jointly responsible for the day-to-day management of the Fund's portfolio.

         Mr. Riad currently heads Fiduciary Asset Management, LLC's options-based large-cap Hedged Core Equity and Stable Return Hedged Equity portfolios, which employ covered call writing strategies on behalf of institutional accounts. Mr. Riad is also responsible for the development and oversight of Fiduciary Asset Management, LLC's small/mid-cap strategies. Mr. Riad has been instrumental in developing large scale options programs, working on both strategy and implementation and Mr. Riad oversees the trading strategies for Fiduciary Asset Management, LLC's St. Louis equity group. Mr. Riad joined the firm in June 1999 after earning his M.B.A. from Washington University. Prior to this, Mr. Riad worked for six years at Legg Mason Wood Walker in the Washington D.C. office, and as an Administrative Manager in Legg Mason Wood Walker's New York office. Mr. Riad also holds a Bachelor of Science degree in Business from Wake Forest University.

         Mr. Cunnane has over ten years experience managing portfolios and is a member of the equity portfolio management team and performs securities research. Prior to joining Fiduciary Asset Management in 1996, he was a research analyst with A.G. Edwards from 1994 to 1996. He also worked as an analyst for Maguire Investment Advisors, where he gained extensive experiences in the development of master limited partnership and mid- and small-cap stock portfolios. He holds a B.S. degree in finance from Indiana University. Mr. Cunnane is a Chartered Financial Analyst, and serves on the investment committee of the Archdiocese of St. Louis and the board of the St. Louis internship program. The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the Fund.

Advisory and Sub-Advisory Agreements

         Pursuant to the Advisory Agreement between the Investment Adviser and the Fund, the Fund has agreed to pay the Investment Adviser an advisory fee payable on a monthly basis at the annual rate of _% of the Fund's average daily Managed Assets for the services and facilities it provides.

         Pursuant to the Sub-Advisory Agreement between the Investment Adviser, the Sub-Adviser and the Fund, the Investment Adviser has agreed to pay the Sub-Adviser a sub-advisory fee payable on a monthly basis at the annual rate of _% of the Fund's average daily Managed Assets for the services and facilities it provides.

         In addition to the fees of the Investment Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Investment Adviser or the Sub-Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of the Fund's independent registered public accounting firm, expenses of repurchasing shares, listing expenses, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

                                NET ASSET VALUE

         The net asset value of the Common Shares is calculated by subtracting the Fund's total liabilities (including from borrowings) and the liquidation preference of any outstanding preferred shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Fund calculates its net asset value as of the close of business, usually 5:00 p.m. Eastern time, every day on which the NYSE is open. Information that becomes known to the Fund or its agent after the Fund's net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's net asset value determined earlier that day.

         The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values exchange-traded options and other derivative contracts at the closing price on the exchange on which it is traded, or if not traded, or no closing price is available, at the mean between the last bid and asked price. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Trustees of the Fund believe accurately reflects fair value. The Fund's securities traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of Common Shares have no ability to trade the Common Shares on the NYSE.

         When the Fund writes a call or put option, it records the premium received as an asset and equivalent liability, and thereafter, adjusts the liability to the market value of the option determined in accordance with the preceding paragraph.

         The Fund values certain of its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Board of Trustees believes accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

         If the Investment Adviser believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Trustees of the Fund believe accurately reflects fair value.

         Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

                                 DISTRIBUTIONS

         The Fund intends to pay substantially all of its net investment income to Common Shareholders through [monthly/quarterly] distributions. In addition, the Fund intends to distribute any net long-term capital gains to Common Shareholders as long-term capital gain dividends at least annually. The Fund expects that dividends paid on the Common Shares will consist of (i) investment company taxable income, which includes, among other things, ordinary income, short-term capital gain (for example, premiums earned in connection with the Fund's covered call option strategy) and income from certain hedging and interest rate transactions, (ii) qualified dividend income (income from domestic and certain foreign corporations) and (iii) long-term capital gain (gain from the sale of a capital asset held longer than 12 months). For individuals, the maximum federal income tax rate on qualified dividend income is currently 15%, on long-term capital gains is currently 15% and on other types of income, including from premiums from the Fund covered call option strategy, is currently 35%. These tax rates are scheduled to apply through 2008. We cannot assure you, however, as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, which are taxed at lower rates for individuals than ordinary income.

         Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund's good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund's full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

         Initial distributions to Common Shareholders are expected to be declared approximately 60 to 90 days after completion of the Common Share offering, and paid approximately 90 to 120 days after the completion of the Common Share offering, depending upon market conditions. The Fund expects that over time it will distribute all of its investment company taxable income. The investment company income of the Fund will consist of all dividend and interest income accrued on portfolio assets, short-term capital gain (for example, premiums earned in connection with the Fund's covered call option strategy) and income from certain hedging and interest rate transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day.

         To permit the Fund to maintain more stable quarterly distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of net investment income actually earned by the Fund during the period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares' net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares' net asset value.

                     AUTOMATIC DIVIDEND REINVESTMENT PLAN

         Under the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by The Bank of New York, which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by The Bank of New York as dividend disbursing agent.

         Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Fund, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants' accounts, except that the Plan agent will endeavor to terminate purchases in the open market and cause the Fund to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants' accounts. There is no charge from the Fund for reinvestment of dividends or distributions in Common Shares pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan agent when it makes open-market purchases.

         The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan agent in noncertificated form in the name of the participant.

         In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan agent on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217, phone number (718) 315-4818.

                       DESCRIPTION OF CAPITAL STRUCTURE

The following is a brief description of the terms of the Common Shares, of the Borrowings and of the Preferred Shares which may be issued by the Fund. This description does not purport to be complete and is qualified by reference to the Fund's Agreement and Declaration of Trust and By-Laws (together, its "Governing Documents").

Common Shares

         The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of September 22, 2005. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board of Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder. If the Fund issues and has Preferred Shares outstanding, the Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the 1940
Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. See "--Preferred Shares" below. In addition, if the Fund has Borrowings outstanding, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the principal amount represented by Borrowings, is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. See "--Borrowings" below. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

         The Fund has no present intention of offering any additional shares other than Common Shares issued under the Plan. Any additional offerings of shares will require approval by the Fund's Board of Trustees. Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund's outstanding voting securities.

         The Fund's net asset value per Common Share will be reduced immediately following the offering of Common Shares by the amount of the sales load and offering expenses paid by the Fund, and after the offering of any Borrowings or Preferred Shares, by the expenses of such offering. See "Use of Proceeds." Unlike open-end funds, closed-end funds, such as the Fund, do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell Common Shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise.

         Listing and Symbol. The Fund's Common Shares are expected to be approved for listing on the NYSE, subject to notice of issuance, under the symbol " ."

         Voting Rights. Until any Preferred Shares are issued, holders of the Common Shares will vote as a single class to elect the Fund's Board of Trustees and on additional matters with respect to which the 1940 Act mandates a vote by the Fund's shareholders. If Preferred Shares are issued, holders of Preferred Shares will have a right to elect two of the Fund's Trustees, and will have certain other voting rights. See "Anti-Takeover Provisions in the Fund's Governing Documents."

         Book-Entry. The Common Shares will initially be held in the name of Cede & Co., as nominee for the Depository Trust Company ("DTC"). The Fund will treat Cede & Co. as the holder of record of the Common Shares for all purposes. In accordance with the procedures of DTC, however, purchasers of Common Shares will be deemed the beneficial owners of Common Shares purchased for purposes of dividends, voting and liquidation rights. Purchasers of Common Shares may obtain registered certificates by contacting the transfer agent, The Bank of New York.

Borrowings

         The Fund is permitted, without prior approval of the Common Shareholders, to borrow money. The Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting the Fund's assets as security. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

         Limitations. Borrowings by the Fund are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements related to the Borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. See "Use of Financial Leverage" and "Risks--Financial Leverage Risk."

         Distribution Preference. The rights of lenders to the Fund to receive interest on, and repayment of, principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

         Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on, or repayment of, principal. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

Preferred Shares

         The Fund's Governing Document provide that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the Common Shares. Common Shareholders have no preemptive right to purchase any preferred shares that might be issued. Any such offering of Preferred Shares together with any other Financial Leverage used by the Fund is not expected to exceed [33 ?]% of the Fund's total assets (including the proceeds from such Financial Leverage).

         The Board of Trustees reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund's total assets less liabilities and indebtedness of the Fund. Any offering of offering of Preferred Shares is conditioned upon favorable market conditions, a credit rating of AAA/Aaa from and NRSRO, and the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Shareholders described in this Prospectus. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Governing Documents, it is likely that any Preferred Shares issued by the Fund will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure.

         Distribution Preference. The Preferred Shares, if issued, would have complete priority over the Common Shares as to distributions of assets.

         Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

         Voting Rights. Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus, the Statement of Additional Information or the Governing Documents and except as otherwise required by applicable law, holders of Preferred Shares will vote together with Common Shareholders as a single class.

         If Preferred Shares are issued, holders of Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's Trustees. The remaining Trustees will be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Board of Trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Preferred Shares will be required, in addition to the combined class vote of the holders of Preferred Shares and Common Shares. See "Anti-Takeover and Other Provisions in the Fund's Governing Documents."

         Redemption, Repurchase and Sale of Preferred Shares. The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or repurchase Preferred Shares. Any redemption or repurchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares. See "Use of Financial Leverage."

         The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Borrowings or Preferred Shares. If the Board of Trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Governing Documents.


                   ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
                          FUND'S GOVERNING DOCUMENTS

         The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

         In addition, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

         The 5% holder transactions subject to these special approval requirements are:

         - the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

         - the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant of any automatic dividend reinvestment plan);

         - the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

         - the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

         To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders.

         To liquidate the Fund, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required.

         For the purposes of calculating "a majority of the outstanding voting securities" under the Fund's Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

         The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions. See "Additional Information."

                           CLOSED-END FUND STRUCTURE

         Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities, although it is not expected that the Fund will invest in illiquid securities to any significant extent.

         However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at net asset value or the possible conversion of the Fund to an open-end investment company. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share. In addition, as noted above, the Board of Trustees has determined in connection with this initial offering of Common Shares of the Fund that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.

           REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

Repurchase of Common Shares and Tender Offers

         In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees, in consultation with the Investment Adviser and the Sub-Adviser, from time to time will review possible actions to reduce any such discount. The Board of Trustees of the Fund may consider on a quarterly basis the commencement of open market repurchases of and/or tender offers for the Common Shares to seek to reduce any significant market discount (e.g., 10% or more) from net asset value that may develop and continue for a significant period of time (e.g., 12 weeks or more). After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions.

         There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Fund's outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

         Although the Board of Trustees believes that repurchases or tender offers generally would have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objective, policies and portfolio, the Sub-Adviser does not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objective, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

Conversion to Open-End Fund

         To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders.

         In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940
Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

                                   TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's Common Shares. A more complete discussion of the tax rules applicable to the Fund and its Common Shareholders can be found in the SAI that is incorporated by reference into this prospectus. This discussion assumes you are a U.S. person and that you hold your Common Shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders owning large positions in the Fund).

         The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

Taxation of the Fund

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its Common Shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its Common Shareholders.

         The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

         The Fund expects to generate premiums from the writing of call options. The Fund will recognize short-term capital gains upon the expiration of an option that it has written. If the Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term gain or loss. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, it is expected that most of the gains from the sale of the underlying securities held by the Fund will be short-term capital gains. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times.

         The Fund's transactions in options are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

Taxation of Common Shareholders

         Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

         Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. Although the Fund will invest in stocks that generate qualified dividend income, it is expected that the Fund's transactions in options may significantly limit the Fund's ability to pay ordinary income dividends that are treated as qualified dividend income for the Common Shareholders.

         Any distributions you receive that are in excess of the Fund's current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

         The sale or other disposition of Common Shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such Common Shares for more than one year at the time of sale. Any loss upon the sale or exchange of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Common Shares. Any loss you realize on a sale or exchange of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

         Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

         The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to Common Shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

                                 UNDERWRITING

         Subject to the terms and conditions stated in a purchase agreement dated ,2005, each underwriter named below, for which ........ is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.

                                                                  Number of
         Underwriter                                            Common Shares
         ------------                                           -------------
Claymore Securities .......................................
                                                                -------------
              Total .......................................
                                                                =============


         The purchase agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions. The underwriters are obligated to purchase all the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the purchase agreement, the Fund, the Investment Adviser and the Sub-Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act or to contribute payments the underwriters may be required to make for any of those liabilities.

Commissions and Discounts

         The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $ per share. The sales load the Fund will pay of $.90 per share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount in excess of $ per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Common Shares purchased on or before , 2005.

         The following table shows the public offering price, sales load, estimated organizational and offering expenses and proceeds, after expenses, to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.


                                                                 Per Share     Without Option      With Option
                                                                 ---------     --------------      -----------
         Public offering price.............................         $20.00          $                  $
         Sales load .......................................           $.90          $                  $
         Estimated offering expenses ......................           $.04          $                  $
         Proceeds, after expenses, to the Fund ............         $19.06          $                  $


         The expenses of the offering payable by the Fund are estimated at $   .
The Fund has agreed to pay the underwriters $.00667 per common share as a partial reimbursement of expenses incurred by them in connection with the offering. The amount payable by the Fund as this partial reimbursement to the
underwriters will not exceed   % of the total price to the public of the Common
Shares sold in this offering. The Investment Adviser has agreed to pay offering expenses of the Fund (other than sales load, but including the reimbursement of underwriting expenses) that exceed $.04 per Common Share. The Investment Adviser has also agreed to pay the organizational expenses of the Fund.

Overallotment Option

         The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional Common Shares proportionate to that underwriter's initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

         Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing the Common Shares. However, the representative may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

         If the underwriters create a short position in the Common Shares in connection with the offering, i.e., if they sell more Common Shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing Common Shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Shares to stabilize its price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

         Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

         The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the purchase agreement and certain transactions related to the Fund's Plan.

         The Fund anticipates that the underwriters may from time to time act as brokers or, after they have ceased to be underwriters, dealers in executing the Fund's portfolio transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

         The Common Shares will be sold to ensure that the NYSE distribution standards (i.e. round lots, public shares and aggregate market value) will be met.

Additional Underwriting Compensation and Other Relationships

         The Investment Adviser has also agreed to pay from its own assets additional compensation to _________. The Investment Adviser will pay to _________ an annual fee equal to _% of the Fund's Managed Assets. The total amount of these additional compensation amounts paid to _________ not exceed _________% of the price to the public of the Common Shares sold in the offering. _________ agreed to provide, as requested by the Investment Adviser, certain after-market shareholder support services designed to maintain the visibility of the Fund on an ongoing basis and, as requested by the Investment Adviser, to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.

         Claymore Securities, Inc., an affiliate of the Investment Adviser, will provide distribution assistance during the sale of the Common Shares of the Fund, including preparation and review of the Fund's marketing material and assistance in presentations to other underwriters and selected dealers. Claymore Securities Inc. may pay compensation to its employees who assist in marketing securities. In connection with this distribution assistance, to the extent the offering expenses payable by the Fund are less than $.04 per Common Share, the Fund will pay up to .15% of the amount of the total price to the public of the Common Shares sold in this offering, up to such expense limit, to Claymore Securities, Inc. as payment for its distribution assistance. Accordingly, the amount payable by the Fund to Claymore Securities, Inc. for its distribution assistance will not exceed .15% of the total price to the public of the Common Shares sold in this offering. Claymore Securities, Inc. is a registered broker-dealer and a member of the National Association of Securities Dealers and is a party to the purchase agreement.

         The total amount of these additional compensation payments and reimbursements, the amount paid to Claymore Securities, Inc. for its distribution assistance, plus the amount paid by the Fund as the $.00667 per Common Share partial reimbursement to the underwriters, will not exceed 4.5% of the total price to the public of the Common Shares sold in this offering. The sum total of all compensation to underwriters in connection with the public offering of Common Shares, including sales load and all forms of additional compensation to underwriters, will be limited to 9.0% of the total price to the public of the Common Shares sold in this offering.


         The principal address of            is               . The principal
address of Claymore Securities, Inc. is 2455 Corporate Drive West, Lisle, Illinois 60532.

                   CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT
                         AND DIVIDEND-DISBURSING AGENT

         The Bank of New York serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions. The Bank of New York serves as the Fund's dividend disbursing agent, Plan Agent under the Fund's Automatic Dividend Reinvestment Plan, transfer agent and registrar for the Common Shares of the Fund. The Bank of New York is located at 101 Barclay Street, New York, New York 10286.

         Claymore Advisors, LLC serves as administrator to the Fund. Pursuant to an administration agreement, Claymore Advisors, LLC is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Funds, (2) coordinating with and monitoring any other third parties furnishing services to the Funds, (3) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law, (4) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Funds required by applicable law, (5) preparing and, after approval by the Funds, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law, (6) preparing and, after approval by the Trust, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (7) reviewing and submitting to the officers of the Trust for their approval invoices or other requests for payment of the Funds' expenses and instructing the Custodian to issue checks in payment thereof and (8) taking such other action with respect to the Trust or the Funds as may be necessary in the opinion of the administrator to perform its duties under the Administration Agreement. For the services, the Fund pays Claymore Advisors a monthly fee at the annual rate of ___% of the Fund's average daily Managed Assets.

                                 LEGAL MATTERS

         Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois ("Skadden"), as special counsel to the Fund in connection with the offering of the Common Shares, and by _________, counsel to the Underwriters.

                            ADDITIONAL INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Securities and Exchange Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.

         The Fund's Common Shares are expected to be listed on the NYSE, subject to notice of issuance, and reports, proxy statements and other information concerning the Fund and filed with the Securities and Exchange Commission by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

         This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Securities and Exchange Commission's web site (http://www.sec.gov).

                        PRIVACY PRINCIPLES OF THE FUND

         The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

         Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's Investment Adviser, Sub-Adviser and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                           TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

         A Statement of Additional Information dated as of , 2005, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. A Statement of Additional Information may be obtained without charge by writing to the Fund at its address at 2455 Corporate Drive West, Lisle, Illinois 60532 or by calling the Fund toll-free at (800) 345-7999. The Table of Contents of the Statement of Additional Information is as follows:

                                                                        Page
                                                                        ----
The Fund............................................................
Investment Objective and Policies...................................
Investment Restrictions.............................................
Management of the Fund..............................................
Portfolio Transactions..............................................
Portfolio Turnover..................................................
Taxation............................................................
General Information   ..............................................
Appendix A: Ratings of Investments .................................     A-1
Appendix B: Proxy Voting Procedures.................................     B-1
Report of Independent Registered Public Accounting Firm.............    FS-1
Financial Statements for the Fund...................................    FS-2

===============================================================================

         Until _________, 2005 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

[FIDUCIARY LOGO]                                           [CLAYMORE(R)  LOGO]


                                                      Shares
               Fiduciary/Claymore Energy and Infrastructure Fund


                                 Common Shares

                               $20.00 per Share



                                 -------------

                                  PROSPECTUS
                                ---------------




                           Claymore Securities, Inc.















                                              , 2005

================================================================================

------------------------------------------------------------------------------

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

------------------------------------------------------------------------------

               Fiduciary/Claymore Energy and Infrastructure Fund
                          --------------------------
                      Statement of Additional Information

         Fiduciary/Claymore Energy and Infrastructure Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of total return, consisting of dividends and other income and capital appreciation. There can be no assurance that the Fund's investment objective will be achieved.

         This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated , 2005 (the "Prospectus"). Investors should obtain and read the Prospectus prior to purchasing common shares. A copy of the Prospectus may be obtained, without charge, by calling the Fund at (800) 345-7999.

         The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
The Fund...............................................................
Investment Objective and Policies......................................
Investment Restrictions................................................
Management of the Fund.................................................
Portfolio Transactions.................................................
Portfolio Turnover.....................................................
Taxation...............................................................
General Information....................................................
Appendix A: Ratings of Investments.....................................   A-1
Appendix B: Proxy Voting Procedures....................................   B-1
Report of Independent Registered Public Accounting Firm................   FS-1
Financial Statements for the Fund......................................   FS-2


           This Statement of Additional Information is dated , 2005.

                                   THE FUND

         The Fund is a newly organized, non-diversified, closed-end management investment company organized under the laws of the State of Delaware. The Fund expects its common shares of beneficial interest, par value $0.01 (the "Common Shares"), to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol " ."

                       INVESTMENT OBJECTIVE AND POLICIES

Additional Investment Policies

         The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal investment strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

         Securities Subject To Reorganization. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Sub-Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

         In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Sub-Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternative investments.

         Warrants and Rights. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of timebut will do so only if such equity securities are deemed appropriate by the Sub-Adviser for inclusion in the Fund's portfolio.

         Asset-Backed and Mortgage-Backed Securities. The Fund may invest in asset-backed and mortgage-backed securities. Mortgage-backed securities represents ownership of an undivided interest in a pool of mortgages. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Asset-backed securities are similar to mortgage-backed securities except they represent ownership in a pool of notes or receivables on assets other than real estate, such as loans, leases, credit card receivables or royalties. The Fund does not currently anticipate investments in mortgage or asset-backed securities constituting a substantial part of its investment portfolio, but the Fund may invest in such securities if deemed appropriate by the Sub-Adviser.

Additional Information About MLPs

         An MLP is structured as a limited partnership, the interests in which (limited partnership units) are traded on securities exchanges. As a result of being organized as a partnership, MLPs do not pay income taxes at the entity level.

         MLP has one or more general partners, who can be individuals, corporations, partnerships or other entities. The general partners control the operations of and manage the partnership. Typically the general partner is, or is controlled by, the sponsoring corporation of the MLP. Limited partners in an MLP provide capital in the partnership but have little (if any) role in the management of the MLP. When an investor buys units of an MLP, that investor becomes a limited partner in the MLP.

         MLPs are founded in several ways. A non-traded partnership could offer its securities to the public. Several non-traded partnerships may roll up into a single MLP and offer securities to the public. A corporation may spin-off a segment of its business or a set of assets into an MLP of which it is the general partner, and use the cash proceeds received by selling those assets in the marketplace to fulfill debt obligations or invest in higher growth opportunities, while retaining operating control of the MLP. A newly formed company may operate as a MLP from its inception.

         MLPs may purchase assets from its sponsor or general partner. Such transactions are intended to be based on terms comparable to those of market acquisitions of similar sets of assets. To insure that appropriate protection are in place, the board of the MLP generally establishes an independent committee who is responsible for reviewing and approving the terms of the transaction. The committee often obtains a fairness opinion and may retain counsel or other experts to assist in its evaluation. Since the sponsor or general partner normally has a significant equity stake in the MLP, it generally has an incentive to ensure that the transaction is fair to the MLP.

         MLPs typically provide for an incentive distribution to the general partner. An incentive distribution structure provides that the general partner receives a larger proportionate share of the total distribution as distributions meet higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interests of the limited partners. While percentages vary among MLPs, the general partner's marginal share in distributions generally increases from 2% to 15% at the first designated distribution target threshold, moving up to 25% and 50% as higher thresholds are met. The aggregate amount distributed to limited partners will continue to increase as MLP distributions reach higher target thresholds. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners. Such an incentive structure may, however, result in divergent and potentially conflicting interests of limited partners and the general partner, as the general partner may have more motivation to pursue projects with high risk and high potential reward.

         Energy sector MLPs in which the Fund may invest can generally be classified as Midstream MLPs, Propane MLPs and Coal MLPs.

         Midstream MLP natural gas services include the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline). Midstream MLP crude oil services include the gathering, transportation, storage and terminalling of crude oil. Midstream MLP crude oil services include the gathering, transportation, storage and terminalling of crude oil. Midstream MLP refined petroleum product services include the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs may also operate ancillary businesses including the marketing of the products and logistical services. MLP entities and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

         Propane MLP services include the distribution of propane to homeowners for space and water heating and to commercial, industrial and agriculture customers. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March). MLP entities investing primarily in propane are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

         Coal MLP services include the owning, leasing, managing, production and sale of coal and coal reserves. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. MLP entities and energy companies with coal assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

         Energy sector MLP entities typically achieve distribution growth by internal and external means. Energy sector MLP entities achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations, including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing infrastructure and pursuing so called "greenfield projects." External growth is achieved by making accretive acquisitions.

         Energy sector MLP entities are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. Such laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. Energy sector MLP entities are directly or indirectly subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

         MLP entities operating interstate pipelines and storage facilities are subject to substantial regulation by the FERC, which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquefied natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. The FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

         Energy sector MLP entities may be subject to liability relating to the release of substances into the environment, including liability under federal "SuperFund" and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of energy sector MLP entities.

         Energy sector MLP entities are subject to numerous business related risks, including: deterioration of business fundamentals, reducing profitability due to development of alternative energy sources, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition, which takes market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLP entities upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLP entities to integrate successfully recent or future acquisitions; and the general level of the economy.

Additional Information Regarding the Fund's Options Strategy

         Covered Call Options. The Fund will write (sell) covered call options, including LEAPS(R), against the equity securities held in the Fund's portfolio with strike prices and expiration dates that are collectively intended to provide risk/reward characteristics that are consistent with the Fund's investment objective. Under normal market conditions, the Fund will write (sell) covered call options on a substantial portion of the equity securities in the Fund's portfolio. The Sub-Adviser believes that writing (selling) call options will provide the Fund with current income and current gains and may enhance the Fund's total return in a neutral to modestly rising market and provide a partial hedge in a declining market.

         The following is a conceptual example of a covered call transaction, making the following assumptions:

         o        a common stock currently trading at $36.66 per share;

         o a 6-month call option is written with a strike price of $40 (i.e., 9.1% higher than the current market price); and

         o the writer receives $1.70 (or 4.6% of the common stock's value) as an option premium.

         If the price of the stock remains unchanged, the option will expire and the option writer would earn a 4.6% return for the six month period in the form of option premium received.

         If the price of the stock were to climb to $40 or above, the option would be exercised and the total return to the option writer would be 13.7% (9.1% appreciation in the price of the stock and 4.6% in the form of option premium received). In this scenario, the option writer would not benefit from any appreciation in the price of the stock above $40, and thus would be limited to a 13.7% total return.

         If the price of the stock were to decline to $31.96, the strategy would "break-even." The 4.6% decline in the price of the stock would equal the 4.6% return in the form of option premium, thus offering no gain or loss to the option writer. If the stock were to decline further, by more than 4.6%, the option writer's downside protection is eliminated and the option writer is at risk for any further decline in the price of the stock.

         This conceptual example is presented for illustrative purposes only and is not meant to represent the performance of any actual common stock, option contract or the Fund itself.

         Covered Call-On-Call Option Strategy. The Fund's call option strategy may also include (with respect to up to 25% of its total assets) covered call-on-call option positions. In a covered call-on-call option strategy, the Fund purchases an option and simultaneously sells an option on the same security at a different strike price. In implementing such strategy, the Fund generally will purchase options that are deep in-the-money and will sell options that are at-the-money, in-the-money or out-of-the-money with the same or different expiration dates as the options sold. The options purchased and sold by the Fund in pursuing a covered call-on-call option strategy typically will be American-style options.

         The call-on-call option positions in which the Fund will invest are sometimes referred to as debit spreads and credit spreads and may include diagonal spreads. When the Fund engages in debit and credit spreads, the Fund simultaneously sells and purchases options having the same expiration date on the same underlying security. The term "debit" in debit spreads refers to the fact that the Fund will pay a higher premium for the option it purchases than it receives for the option it writes. In so doing, the Fund hopes to realize current income and current gains from favorable market price movements in relation to the exercise price of the option it holds. The Fund's maximum potential profit would be equal to the difference between the two exercise prices, less the net premium paid. The Fund's maximum potential loss would be limited to the net premium paid for the spread. The term "credit" in credit spreads refers to the fact that the Fund will receive more in premiums for the option it writes than it will pay for the option it purchases. In so doing, the Fund hopes to realize current income and current gains in the form of premiums. The Fund's maximum potential profit would be equal to the net premium received for the spread. The Fund's maximum potential loss would be limited to the difference between the two exercise prices, less the net premium received.

         In a debit call spread, the Fund will sell a call option on an underlying security with a certain exercise price and simultaneously purchase a call option on the same underlying security with an exercise price that is no greater than that of the call option sold. In a debit put spread, the Fund will sell a put option on an underlying security with a certain exercise price and simultaneously purchase a put option on the same underlying security with an exercise price that is no lower than that of the put option sold. In these two situations, the option purchased and held by the Fund to serve to cover the option written by the Fund. The Fund will use American style options to implement these debit call spreads and debit put spreads and American-style options will be used to cover the position.

         In a credit call spread, the Fund will sell a call option on an underlying security and simultaneously purchase a call option on the same underlying security having the same expiration date as the call option sold. However, in contrast to a debit call spread, the exercise price of the purchased call option will be greater than the exercise price of the call option sold. In a credit put spread, the Fund will sell a put option on an underlying security with a certain exercise price and simultaneously purchase a put option on the same underlying security having the same expiration date, but with an exercise price lower than that of the put option sold. In these cases, in addition to holding the purchased call or put option, the Fund will set aside cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees) in a segregated account with its custodian equal to the difference between the exercise prices of the two options. The Fund will use American-style options to implement these credit call spreads and credit put spreads and will use American-style options in combination with the segregation of assets to cover the position as described in this paragraph.

         When the Fund engages in diagonal spreads, the Fund sells and purchases options with different exercise prices and different expiration dates. For example, in a debit call diagonal spread, the Fund would sell a call option on an underlying security with a certain exercise price and expiration date and simultaneously purchase a call option on the same underlying security with an exercise price no greater than that of the call option sold and having an expiration date later than that of the call option sold. In a debit put diagonal spread, the Fund would sell a put option on an underlying security with a certain exercise price and expiration date and simultaneously purchase a put option on the same underlying security with an exercise price that is no lower than that of the put option sold and having an expiration date later than that of the put option sold. The Fund will use American-style options to implement the debit diagonal spreads described in this paragraph, and the option purchased and held by the Fund serves to cover the option sold by the Fund.

         In a credit call diagonal spread, the Fund would sell a call option on an underlying security at a certain exercise price and with a certain expiration date and simultaneously purchase a call option on the same underlying security with an exercise price that is greater than that of the call option sold and with an expiration date later than that of the call option sold. In a credit put diagonal spread, the Fund would sell a put option on an underlying security at a certain exercise price and with a certain expiration date and simultaneously purchase a put option on the same underlying security with an exercise price that is lower than that of the put option sold and with an expiration date later than that of the put option sold. In these cases, in addition to holding the purchased put or call option, the Fund will set aside cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees) in a segregated account with its custodian equal to the difference between the exercise prices of the two options. The Fund will use American-style options to implement credit diagonal spreads.

         Writing Covered Put Options. The Fund may write (sell) covered put options on up to 20% of its total assets to seek to earn current income and current gains. Put options are contracts that give the holder of the option, in return for the payment of a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. A put option on a security written by the Fund is "covered" if the Fund segregates assets determined to be liquid by the Sub-Adviser as described above equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees).

         Purchasing Put Options. To offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options on certain exchanged traded funds ("ETFs") that trade like common stocks but represent certain market indices that correlate with the mix of common stocks held in the Fund's portfolio.

         Additional Information Regarding Options. If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be carried out when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. Net gains from the Fund's option strategy generally will be short-term capital gains which, for federal income tax purposes, will constitute net investment company taxable income. See "Taxation."

         The principal factors affecting the market value of a put or a call option include the underlying security's dividend policy, supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security and the time remaining until the expiration date. The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as an asset and equivalent liability. The Fund then adjusts the liability to the market value of the option. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Other Derivative Instruments

         Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

         Futures Contracts and Options on Futures. The Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

         A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

         No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

         Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

         In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

         Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling securities with longer maturities and investing in securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of securities (caused by declining interest rates) that the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the securities without actually buying them. Subsequently, the Fund can make its intended purchase of the securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

         Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Additional Risks Relating to Derivative Instruments

         Neither the Investment Adviser nor the Sub-Adviser is registered as a Commodity Pool Operator. The Investment Adviser and the Sub-Adviser have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in the Prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

         Special Risk Considerations Relating to Futures and Options Thereon. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

         Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Sub-Adviser to predict correctly movements in the direction of interest rates. If the Sub-Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

         Additional Risks of Foreign Options, Futures Contracts and Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

         Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

Loans of Portfolio Securities

         Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets.

         A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The board of trustees of the Fund (the "Board of Trustees" or the "Board") will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

                            INVESTMENT RESTRICTIONS

         The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

         1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

         2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

         3. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except that this policy shall not apply to (a) the Fund's investment in Energy Companies and Infrastructure Companies (b) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions,
(c) when the Fund has taken a temporary defensive position or (d) as otherwise permitted by applicable law.

         4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

         5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

         6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund's total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

                            MANAGEMENT OF THE FUND

Trustees and Officers

         Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, who has delegated responsibility for management of the Fund's portfolio to the Sub-Adviser, and with the Sub-Adviser.

         The Trustees are divided into three classes. Trustees serve until their successors have been duly elected occupations during the past five years and other directorships held by the Trustee.

INDEPENDENT TRUSTEES:

                                              Term of                                Number of
                                              Office                                 Portfolios
                                               and                Principal           in Fund
                           Position Held     Length of           Occupation           Complex             Other
Name (and Age) and            with the         Time            During Past Five       Overseen         Directorships
Business Address               Fund          Served(1)              Years            by Trustee      Held by Trustee
-----------------------    --------------    -----------     --------------------    -----------    -------------------



INTERESTED TRUSTEES:

                                              Term of                                Number of
                                              Office                                 Portfolios
                                               and                Principal           in Fund
                           Position Held     Length of           Occupation           Complex             Other
Name (and Age) and            with the         Time            During Past Five       Overseen         Directorships
Business Address               Fund          Served(1)              Years            by Trustee      Held by Trustee
-----------------------    --------------    -----------     --------------------    -----------    -------------------
Nicholas Dalmaso (40)*        Trustee;       Trustee         Senior Managing             13         None
2455 Corporate West Drive     Chief          since 2004      Director and
Lisle, Illinois 60532         Legal and                      General Counsel of
                              Executive                      Claymore Advisors,
                              Officer;                       LLC and Claymore
                              Chief                          Securities, Inc.
                              Compliance                     and Manager,
                              Officer                        Claymore Fund
                                                             Management
                                                             Company, LLC. from
                                                             2001-present.
                                                             Chief Legal and
                                                             Executive Officer
                                                             of Funds in the
                                                             Fund Complex.
                                                             Formerly,
                                                             Assistant General
                                                             Counsel, John
                                                             Nuveen and Company
                                                             Inc. (1999-2000).
                                                             Former Vice
                                                             President and
                                                             Associate General
                                                             Counsel of Van
                                                             Kampen
                                                             Investments, Inc.
                                                             (1992-1999).


* Mr. Dalmaso is an interested person of the Fund because of his position as an officer of the Investment Adviser and certain of its affiliates.

(1) After a Trustee's initial term, each trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves.

         - Messrs. [ _____________ ], as Class I Trustees, are expected to stand for re-election at the Fund's 2007 annual meeting of shareholders.

         - Messrs. [ _____________ ], as Class II Trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders.

         - Messrs. [ _____________ ], as Class III Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.


OFFICERS:

                                                                             Principal Occupation
Name and Age                               Position                       During the Past Five Years
---------------------------          ---------------------    ----------------------------------------------------
                                     Chief Accounting
                                     Officer, Chief
                                     Financial Officer
                                     and Treasurer
                                     Secretary
                                     Assistant Treasurer
                                     Assistant Secretary

         Messrs. [ _____________ ], who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

         Messrs. [ _____________ ], who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund's independent registered public accounting firm.

         Messrs. [ _____________ ] serve on the Fund's Executive Committee. The Executive Committee is authorized to act on behalf of and with the full authority of the Board of Trustees when necessary in the intervals between meetings of the Board of Trustees

Remuneration of Trustees And Officers

         The Fund pays each Trustee who is not affiliated with the Investment Adviser, the Sub-Adviser or their respective affiliates a fee of $15,000 per year plus $1,000 per Board meeting participated in and $500 per committee meeting participated in, together with each Trustee's actual out-of-pocket expenses relating to attendance at such meetings. The Fund pays an additional $2,000 per year to the chairperson of the Board of Trustees, if any, and $1,000 to each Trustee serving as chairperson of any committee of the Board of Trustees.

         Because the Fund is newly organized, it did not pay any compensation to its Trustees or Officers during the Fund's fiscal year ended November 30, 2005. Officers who are employed by the Investment Adviser or the Sub-Adviser receive no compensation or expense reimbursement from the Fund.

         The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund's fiscal year ended November 30, 2006.


                                                                                                Total
                                 Aggregate            Pension or                          Compensation from
                                 Estimated       Retirement Benefits   Estimated Annual   the Fund and Fund
                                Compensation      Accrued as Part of     Benefits Upon         Complex
Name(1)                        from the Fund       Fund Expenses(2)      Retirement(2)     Paid to Trustee
-------                        -------------       ----------------      -------------     ---------------
                                                         None                None                [ ]
                                                         None                None                [ ]
                                                         None                None                [ ]
                                                         None                None                [ ]
                                                         None                None                [ ]

       (1) Trustees not entitled to compensation are not included in the table.

       (2) The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.


Share Ownership

         As of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each Trustee of the Trust beneficially owned equity securities of the Fund and all of the registered investment companies in the family of investment companies overseen by the trustee in the dollar range amounts specified below.


                                                                     Aggregate Dollar Range of Equity
                                                                       Securities in All Registered
                                                                                Investment
                                        Dollar Range of              Companies Overseen by Trustee in
Name                             Equity Securities in the Fund        Family of Investment Companies
----                             -----------------------------        ------------------------------
Independent Trustees:





Interested Trustees:
Nicholas Dalmaso                             None                                  None



Indemnification of Officers and Trustees; Limitations on Liability

         The governing documents of the Fund provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the governing documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Portfolio Management

         Mohammed Riad, [title] of the Sub-Adviser, and James J. Cunnane Jr., [title] of the Sub-Adviser, serve as co-portfolio managers for the Fund and are jointly responsible for the day-to-day management of the Fund's portfolio.

         Other Accounts Managed by the Portfolio Manager. As of [   ], Mr. Riad
managed [ ] registered investment companies with a total of $[ ] in assets;[ ] pooled investment vehicles other than registered investment companies with a total of $[ ] in assets; and [ ] other accounts with a total of $[ ] billion in assets.

         As of [ ], Mr. Cunnane managed [ ] registered investment companies with a total of $[ ] in assets;[ ] pooled investment vehicles other than registered investment companies with a total of $[ ] in assets; and [ ] other accounts with a total of $[ ] billion in assets.

         Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts.

         The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager's focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

         If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Adviser and the Fund have adopted procedures for allocating portfolio transactions across multiple accounts.

         With respect to securities transactions for the funds, the Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Sub-Adviser acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

         The Sub-Adviser and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

         Portfolio Manager Compensation. Each portfolio manager's compensation consists of the following elements:

         1. Base Salary: The portfolio manager is paid a base salary by the Sub-Adviser which is set at a level determined to be appropriate based upon the individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.

         2. Annual Bonus: The portfolio manager is paid a pre-tax annual bonus by the Sub-Adviser calculated as 25% of the profitability of the product line of the Sub-Adviser for which he is responsible. The product line profitability is defined as the revenue generated by all accounts within the portfolio manager's investment discipline less the fixed and variable costs associated with supporting that revenue. Such costs include employee costs, technology, office administration, etc.

         The portfolio manager also participates in benefit plans and programs generally available to all employees of the Sub-Adviser.

         Securities Ownership of the Portfolio Manager. Because the Fund is newly organized, neither portfolio manager owned shares of the Fund.

The Advisory Agreement

         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser (the "Investment Adviser") pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. The Investment Adviser is a registered investment adviser.

         Under the terms of the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement unless the Investment Adviser voluntarily assumes responsibility for such expense.

         The Agreement combines investment advisory and certain administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to [ ]% of the Fund's average daily Managed Assets.

         Pursuant to its terms, the Advisory Agreement will remain in effect until [ ], 2007, and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Claymore" is the Investment Adviser's property and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Claymore."

The Sub-Advisory Agreement

         Fiduciary Asset Management, LLC, acts as the Fund's sub-adviser (the "Sub-Adviser") pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") among the Fund, the Investment Adviser and the Sub-Adviser. The Sub-Adviser is a is a Missouri limited liability company with principal offices at 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105. The Sub-Adviser is a registered investment adviser.

         Under the terms of the Sub-Advisory Agreement, the Sub-Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Trustees and the Investment Adviser. For services rendered by the Sub-Adviser on behalf of the Fund under the Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to [ ]% of the Fund's average daily Managed Assets.

         The Sub-Advisory Agreement continues until [ ], 2007 and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Fund's Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

         The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

         As part of the Sub-Advisory Agreement, the Fund has agreed that the name "Fiduciary" is the Sub-Adviser's property, and that in the event the Sub-Adviser ceases to act as a sub-advisor to the Fund, the Fund will change its name to one not including "Fiduciary."

Approval of the Advisory Agreement

         [TO COME BY AMENDMENT]

Approval of the Sub-Advisory Agreement

         [TO COME BY AMENDMENT]

                            PORTFOLIO TRANSACTIONS

         Subject to policies established by the Board of Trustees of the Fund, the Sub-Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Sub-Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Sub-Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Sub-Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Sub-Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Sub-Adviser in connection with the Fund. Conversely, such information provided to the Sub-Adviser and its affiliates by brokers and dealers through whom other clients of the Sub-Adviser and its affiliates effect securities transactions may be useful to the Sub-Adviser in providing services to the Fund.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Sub-Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Sub-Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

                              PORTFOLIO TURNOVER

         Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. [The Fund anticipates that its annual portfolio turnover rate will be less than 100%.]

                                   TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's Common Shares. This discussion assumes you are a U.S. person and that you hold your Common Shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders owning large positions in the Fund).

         The discussions set forth herein and in the Prospectus do not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

Taxation of the Fund

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its Common Shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its Common Shareholders.

         The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

         The Fund expects to generate premiums from the writing of call options. The Fund will recognize short-term capital gains upon the expiration of an option that it has written. If the Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term gain or loss. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, it is expected that most of the gains from the sale of the underlying securities held by the Fund will be short-term capital gains. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times.

         The Fund's transactions in options are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

         The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

         The Code contains special "straddle" rules that generally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund may enter into certain investments that constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, "wash sale" rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

         The Fund expects that some of the call options it writes on portfolio securities will be "qualified covered calls" that are exempt from the straddle rules. To meet the qualified covered call option exemption, a stock-plus-covered-call position cannot be part of a larger straddle and must meet a number of other conditions, including that the option is written more than 30 days prior to expiration and is not "deep-in-the-money" as defined in the Code.

         If the Fund purchases shares in certain foreign investment entities, called passive foreign investment companies ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to the Common Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not be qualified dividend income, as discussed below under "Taxation of Common Shareholders."

         If the Fund invests in the stock of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to the Common Shareholders.

Taxation of Common Shareholders

         The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom (i) will be required to include in income for U.S. federal tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such Common Shareholder's gross income.

         Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

         Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. Although the Fund will invest in stocks that generate qualified dividend income, it is expected that the Fund's transactions in options may significantly limit the Fund's ability to pay ordinary income dividends that are treated as qualified dividend income for the Common Shareholders.

         Any distributions you receive that are in excess of the Fund's current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The price of Common Shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing Common Shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Common Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

         The sale or other disposition of Common Shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such Common Shares for more than one year at the time of sale. Any loss upon the sale or exchange of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Common Shares. Any loss you realize on a sale or exchange of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

         Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

         Common Shareholders may be entitled to offset their capital gain dividends with capital loss. The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, Common Shareholders that have capital losses are urged to consult their tax advisers.

         The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to Common Shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

                              GENERAL INFORMATION

Book-Entry-Only Issuance

         The Depository Trust Company ("DTC") will act as securities depository for the Common Shares offered pursuant to the Prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

         DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

         Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

         DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the Prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

         Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

         DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy Voting Policy and Procedures and Proxy Voting Record

         The Fund's Proxy Voting Policy and Procedures are included as Appendix B to this Statement of Additional Information. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 851-0264. The information is also available on the SEC's web site at www.sec.gov.

Counsel and Independent Registered Public Accounting Firm

         Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois, is special counsel to the Fund in connection with the issuance of the Common Shares.

         [ ] is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.

Code of Ethics

         The Fund, the Investment Adviser, the Sub-Adviser and Claymore Securities, Inc. each have adopted a code of ethics. The respective codes of ethics set forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser, the Sub-Adviser, Claymore Securities, Inc. and their affiliates, as applicable. The codes of ethics of the Fund, the Investment Adviser, the Sub-Adviser and Claymore Securities, Inc. are on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., that information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov, and copies of the codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

                                                                    Appendix A

                            RATINGS OF INVESTMENTS

STANDARD & POOR'S

A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees on the following considerations:

1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the term of the obligation;

2.       Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Investment Grade

AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:      An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A S&P short-term rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A short-term rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Dual Ratings

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

MOODY'S INVESTORS SERVICE INC.

A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium-grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to high credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, under some prospect of recovery of principal or interest.

C: Obligations rated C are the lowest rated class of bonds, and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Ratings

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below.

1. Notes containing features that link interest or principal to the credit performance of any third party or parties.

2.       Notes allowing for negative coupons, or negative principal.

3. Notes containing any provision which could obligate the investor to make any additional payments.

4.       Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly or visit www.moodys.com if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR symbol.

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

                                                                    Appendix B

                            Proxy Voting Procedures

                      PROXY VOTING POLICY AND PROCEDURES

A. Statement of Policy

1. It is the policy of Fiduciary Asset Management, LLC ("FAM") to vote all proxies over which it has voting authority in the best interest of FAM's clients.

B. Definitions

2. By "best interest of FAM's clients," FAM means clients' best economic interest over the long term--that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

3. By "material conflict of interest," FAM means circumstances when FAM itself knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted.

C. FAM Invests With Managements That Seek Shareholders' Best Interests

4. Under its investment philosophy, FAM generally invests client funds in a company only if FAM believes that the company's management seeks to serve shareholders' best interests. Because FAM has confidence in the managements of the companies in which it invests, it believes that management decisions and recommendations on issues such as proxy voting generally are likely to be in shareholders' best interests.

5. FAM may periodically reassess its view of company managements. If FAM concludes that a company's management no longer serves shareholders' best interests, FAM generally sells its clients' shares of the company. FAM believes that clients do not usually benefit from holding shares of a poorly managed company or engaging in proxy contests with management.

D. FAM's Proxy Voting Procedures

6. When companies in which FAM has invested client funds issue proxies, FAM routinely votes the proxies as recommended by management, because it believes that recommendations by these companies' managements generally are in shareholders' best interests, and therefore in the best economic interest of FAM's clients.

7. If FAM has decided to sell the shares of a company, whether because of concerns about the company's management or for other reasons, FAM generally abstains from voting proxies issued by the company after FAM has made the decision to sell. FAM generally will not notify clients when this type of routine abstention occurs.

8. FAM also may abstain from voting proxies in other circumstances. FAM may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of clients, such as when foreign proxy issuers impose unreasonable voting or holding requirements. FAM generally will not notify clients when this type of routine abstention occurs.

9. The procedures in this policy apply to all proxy voting matters over which FAM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

E. Alternative Procedures for Potential Material Conflicts of Interest

10. In certain circumstances, such as when the proponent of a proxy proposal is also a client of FAM, an appearance might arise of a potential conflict between FAM's interests and the interests of affected clients in how the proxies of that issuer are voted.

11. Because FAM does not exercise discretion in voting proxies, but routinely votes proxies as recommended by management, no potential conflict of interest could actually affect FAM's voting of the proxies.

12.a. Nevertheless, when FAM itself knowingly does business with a particular proxy issuer and a material conflict of interest between FAM's interests and clients' interests may appear to exist, FAM generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve causing the proxies to be voted in accordance with the recommendations of an independent service provider that FAM may use to assist in voting proxies. FAM generally will not notify clients if it uses this procedure to resolve an apparent material conflict of interest. FAM will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

12.b. In unusual cases, FAM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

         (i) Notifying affected clients of the conflict of interest (if practical), and seeking a waiver of the conflict to permit FAM to vote the proxies under its usual policy;

         (ii)  Abstaining from voting the proxies; or

         (iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

FAM generally will notify affected clients if it uses one of these alternative procedures to resolve a material conflict of interest.

F. Other Exceptions

13. On an exceptions basis, FAM may for other reasons choose to depart from its usual procedure of routinely voting proxies as recommended by management.

G. Voting by Client Instead of FAM

14. A FAM client may vote its own proxies instead of directing FAM to do so. FAM recommends this approach if a client believes that proxies should be voted based on political or social interests.

15. fAM generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with FAM's guidelines or with the client's best economic interest in FAM's view.

16. FAM generally will abstain from voting on (or otherwise participating in) the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

H. Persons Responsible for Implementing FAM's Policy

17. FAM's client services staff has primary responsibility for implementing FAM's proxy voting procedures, including ensuring that proxies are timely submitted. FAM also may use a service provider to assist in voting proxies, recordkeeping, and other matters.

18. FAM's security analysts routinely review proxy proposals as part of their ongoing reassessment of companies and their managements.

I. Recordkeeping

19. FAM or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

         (i)   Copies of all proxy voting policies and procedures;

         (ii) Copies of proxy statements received (unless maintained elsewhere as described below);

         (iii) Records of proxy votes cast on behalf of clients;

         (iv) Documents prepared by FAM that are material to a decision on how to vote or memorializing the basis for a decision;

         (v)   Written client requests for proxy voting information, and

         (vi)  Written responses by FAM to written or oral client requests.

20. FAM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if FAM relies on the service provider to maintain related records.

21. FAM or its service provider may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

22. All proxy related records will be maintained in an easily accessible place for five years (and an appropriate office of FAM or a service provider for the first two years).

J. Availability of Policy and Proxy Voting Records to Clients

23. FAM will initially inform clients of this policy and how a client may learn of FAM's voting record for the client's securities through summary disclosure in Part II of FAM's Form ADV. Upon receipt of a client's request for more information, FAM will provide to the client a copy of this proxy voting policy and/or how FAM voted proxies for the client during the period since this policy was adopted.

Adopted effective August 1, 2003 and as amended September 9, 2003

            Report Of Independent Registered Public Accounting Firm

                            [TO COME BY AMENDMENT]

                       Financial Statements for the Fund

                            [TO COME BY AMENDMENT]

PART C
                               OTHER INFORMATION

Item 25. Financial Statements And Exhibits

(1)      Financial Statements

         Part A

         Report of Independent Registered Public Accounting Firm(+)

         Part B

         Statement of Assets and Liabilities(+)

(2)      Exhibits

         (a)   Agreement and Declaration of Trust of Registrant(+)
         (b)   By-Laws of Registrant(+)
         (c)   Not applicable
         (d)   Form of Specimen Share Certificate(+)
         (e)   Dividend Reinvestment Plan of Registrant(+)
         (f)   Not applicable
         (g)  (i)   Form of Advisory Agreement between Registrant and Claymore
                    Advisors, LLC (the "Investment Adviser")(+)
              (ii)  Form of Sub-Advisory Agreement among Registrant, Claymore
                    Advisors, LLC and Fiduciary Asset Management, LLC (the
                    "Sub-Adviser") (+)
         (h)  (i)   Form of Underwriting Agreement(+)
              (ii)  Form of Additional Compensation Agreement(+)
              (iii) Form of Master Dealers Agreement (+)
              (iv)  Form of Master Agreement Among Underwriters(+)
         (i)        Not applicable
         (j)        Form of Custody Agreement(+)
         (k)  (i)   Form of Stock Transfer Agency Agreement(+)
              (ii)  Form of Fund Accounting Agreement(+)
              (iii) Form of Administration Agreement (+)
         (l)   Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
               LLP(+)
         (m)   Not applicable
         (n)   Consent of Independent Registered Public Accounting Firm(+)
         (o)   Not applicable
         (p)   Form of Initial Subscription Agreement(+)
         (q)   Not applicable

         (r)  (i)   Code of Ethics of the Registrant, the Investment Adviser
                    and Claymore Securities, Inc. (+)
              (ii)  Code of Ethics of the Sub-Adviser(+)
         (s)   Power of Attorney (+)

------------
         (*)      Filed Herewith.

         (+) To be filed by further amendment.


Item 26. Marketing Arrangements

         Reference is made to Exhibit 2(h) to this Registration Statement to be filed by amendment.

Item 27. Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration
         Statement:

         NYSE listing fee                                        [  ]
         SEC Registration fees                                   [  ]
         Printing/engraving expenses                             [  ]
         Accounting fees                                         [  ]
         Legal fees                                              [  ]
         NASD fee                                                [  ]
         Miscellaneous                                           [  ]
                  Total                                          [  ]

Item 28. Persons Controlled by or Under Common Control with Registrant

         None

Item 29. Number of Holders of Securities

                                                                              NUMBER OF RECORD
                        TITLE OF CLASS                                  SHAREHOLDERS AS OF [ ], 2005
                        --------------                                  ----------------------------

         Common shares of beneficial interest, par value $0.01                       [ ]
         per share

Item 30. Indemnification

         Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

                  5.1 NO PERSONAL LIABILITY OF SHAREHOLDERS, TRUSTEES, ETC. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

                  Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

                  5.2 MANDATORY INDEMNIFICATION. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this
         Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal. (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below. (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification. (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled. (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

                  5.3 NO BOND REQUIRED OF TRUSTEES. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

                  5.4 NO DUTY OF INVESTIGATION; NOTICE IN FUND INSTRUMENTS, ETC. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

                  5.5 RELIANCE ON EXPERTS. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.


Item 31. Business and Other Connections of the Investment Adviser and the Sub-Adviser

         The Investment Adviser, a limited liability company organized under the laws of Delaware, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-62515).

         The Sub-Adviser, a limited liability company organized under the laws of Missouri, acts as sub-adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Sub-Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Sub-Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Sub-Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-46751).

Item 32.    Location of Accounts and Records

         The accounts and records of the Registrant are maintained in part at the offices of the Fund at 2455 Corporate West Drive, Lisle, Illinois 60532, in part at the offices of the Investment Adviser at 2455 Corporate West Drive, Lisle, Illinois 60532, in part at the offices of the Sub-Adviser at 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105, in part at the offices of the Custodian, Transfer Agent and Dividend Disbursing Agent at The Bank of New York, 101 Barclay Street, New York, New York 10216.

Item 33.    Management Services

         Not applicable.

Item 34.    Undertakings

         1. Registrant undertakes to suspend the offering of Common Shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2.       Not applicable.

         3.       Not applicable.

         4.       Not applicable.

         5. Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

                  Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

         6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                                  Signatures

         As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Lisle, State of Illinois, on the 26h day of September, 2005.

                                                 By:    /s/ Nicholas Dalmaso
                                                        -----------------------
                                                        Nicholas Dalmaso
                                                        Trustee

         As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 26th day of September, 2005.

Principal Executive and Financial
Officer:

/s/ Nicholas Dalmaso                           Trustee, President and
-----------------------                        Chief Leal and Executive Officer
Nicholas Dalmaso